EQUITY
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[LOGO]         LOOMIS SAYLES FUNDS


               Loomis Sayles Aggressive Growth Fund
               Loomis Sayles Growth Fund
               Loomis Sayles International Equity Fund
               Loomis Sayles Research Fund
               Loomis Sayles Small Cap Growth Fund
               Loomis Sayles Small Cap Value Fund
               Loomis Sayles Value Fund
               Loomis Sayles Worldwide Fund
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[LOGO]         LOOMIS SAYLES INVESTMENT TRUST

               Loomis Sayles Mid Cap Growth Fund
               Loomis Sayles Provident Fund
               Loomis Sayles Small Company Growth Fund

               SEMI-ANNUAL REPORT
               MARCH 31, 2003 (Unaudited)

CORPORATE OVERVIEW

LOOMIS SAYLES FUNDS AND LOOMIS SAYLES INVESTMENT TRUST

The Loomis Sayles Funds and Loomis Sayles Investment Trust are a Boston-based family of predominantly no-load mutual funds advised by Loomis, Sayles & Company, L.P. The Loomis Sayles Funds and the Loomis Sayles Benchmark Core Bond Fund, a series of the Loomis Sayles Investment Trust, generally have investment minimums and a pricing structure, including multiple classes, that may make them an appropriate investment for certain individual investors and retirement plan participants. The Loomis Sayles Investment Trust series generally have higher investment minimums and a pricing structure that may make them an appropriate investment for small institutions, including endowments and foundations and high net worth individuals. Both Loomis Sayles Funds and Loomis Sayles Investment Trust offer a range of equity and fixed income investments to fit the goals of the most demanding investor.

PHONE 800-633-3330 FOR THE FOLLOWING FUND INFORMATION:

To request any of the following, press the number:

1 Speak to a customer service representative regarding new or existing accounts for the Loomis Sayles Investment Trust

2     Automated account balances, last transaction and distribution information

3 Speak to a customer service representative regarding new or existing accounts for the Loomis Sayles Funds

4     Net asset values and yields

5     Speak to a marketing representative

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TABLE OF CONTENTS
Letter from the President                                                     1
Economic and Market Overview                                                  2
Average Annual Total Returns vs. Lipper
Category Average and Lipper Category Index                                    4

LOOMIS SAYLES FUNDS

Fund and Manager Reviews                                                      5
Portfolio of Investments                                                     14
Statements of Assets and Liabilities                                         44
Statements of Operations                                                     46
Statements of Changes in Net Assets                                          48
Financial Highlights                                                         52

LOOMIS SAYLES INVESTMENT TRUST

Fund and Manager Reviews                                                     60
Portfolio of Investments                                                     64
Statements of Assets and Liabilities                                         73
Statements of Operations                                                     74
Statements of Changes in Net Assets                                          75
Financial Highlights                                                         76
Notes to Financial Statements                                                78
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As always, we are interested in your comments and answering any questions. For more complete information about any of the Loomis Sayles Funds or the Loomis Sayles Investment Trust, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a free prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST or visit www.loomissayles.com. Read the prospectus carefully before you invest or send money.

LOOMIS SAYLES EQUITY FUNDS

LETTER FROM THE PRESIDENT

[Photo]
ROBERT J. BLANDING
President

Dear Shareholders,

A variety of factors challenged investors during the six-month period ended March 31, 2003, from continued sluggish economic growth to heightened terrorism alerts to war with Iraq. But, as is typical of the American spirit, optimism prevailed. In the end, a swift and successful resolution to the conflict in Iraq boosted investor confidence and removed a great deal of uncertainty that had been hanging over the financial markets for several months.

Despite the unrest these factors created for the financial markets, we maintained the same strategies that have guided us through previous periods of market turmoil. We always have believed we can overcome the most turbulent market climates by focusing on disciplined, research-focused investment philosophy.

Our unwavering commitment to and reliance upon stringent research helps us identify undervalued, out-of-favor and under-followed securities with the potential to reap significant rewards over time. It's an approach that has steered us through market rallies and retreats, proving along the way that diversified, actively-managed stock and bond funds often excel after periods of market instability and uncertainty.

We believe that active managers, supported by a powerful research effort, can exploit market volatility and inefficiencies unlike passive managers. For long-term investors, the ability to take advantage of such market opportunities may prove to be rewarding.

We encourage you to keep in mind the importance of discipline, diversification and your time horizon in structuring your portfolio and evaluating investment returns. The financial markets may remain somewhat volatile in the months ahead, as investors respond to a slow economic recovery and a changing geopolitical climate. Nevertheless, we continue to believe that focused, patient investors will be rewarded over time.

As always, we appreciate your ongoing confidence in Loomis Sayles Funds and Loomis Sayles Investment Trust. We look forward to helping you reach your investment goals.

                                        Sincerely,

                                        /s/ Robert J. Blanding

                                        Robert J. Blanding
                                        President
                                        Loomis Sayles Funds
                                        Loomis Sayles Investment Trust

ECONOMIC AND MARKET OVERVIEW

Semi-Annual Report for the Six Months Ended March 31, 2003

Economic Review

The U.S. economy continued growing during the six-month period ended March 31, 2003, albeit at a snail's-pace average growth rate of 1.5 percent. Inflation remained tame, and it appears that the unemployment rate may have leveled off at
5.8 percent.

Once again, consumer spending gets the credit for keeping the economy in positive-growth territory. Despite concerns surrounding sluggish growth, the war with Iraq, the unemployment rate and the extended bear market in stocks, coupled with waning confidence, consumers continued to spend. The impetus was low mortgage rates, which created a refinancing explosion that helped put more cash in consumers' pockets.

Nevertheless, it seems unlikely that consumers alone will be able to sustain a growing economy. Although consumer spending has not abated dramatically, to expect it to move higher would be unrealistic. For the economy to really strengthen, corporate spending must resume. Corporate America's unwillingness or inability to spend is one of the key reasons the economy has remained weak for so long. The catalyst for a resumption of business spending may be a post-war replenishment of the inventory pipeline, which has become particularly lean in technology product lines.

Key to our outlook is the expectation that business confidence also will rebound quickly as the clouds clear, so CEOs can once again plan, invest and hire with confidence. A strengthening labor market should support consumer spending, even as the refinancing boom fades. Our outlook also assumes that Congress will enact a fiscal package by mid-year, complete with tax cuts and rebate checks. This should provide another stimulus to consumer spending, particularly if energy prices decline sharply, as our analysts have forecast.

Stock Market Review

After posting positive results during the fourth quarter of 2002, stocks retreated during the first quarter of 2003, as war with Iraq, tensions with North Korea, terrorism alerts and even bad weather took their toll on nervous investors. The stock market, as measured by the Standard & Poor's ("S&P") 500 Index, posted a total return of 5.02 percent for the six-month period ended March 31, 2003.

We remain confident that the stock market still offers attractive opportunities for long-term investors. Stock price multiples, on a trailing-and forward-earnings-estimate basis, remain well within historical levels, and many quality companies are selling well below the market multiple. Of course, market volatility most likely will continue in the near term, as stocks remain locked in a trading range. But, as bottom-up stock pickers, we believe we can use these volatile markets to purchase good companies at bargain prices.

Although overshadowed by the many non-business related concerns, corporate profits improved notably in the fourth quarter of 2002. As companies began to reap some of the benefits of cost reductions, earnings increased more than four percent from the previous quarter, representing the largest quarterly gain in three years. We acknowledge that corporations cannot continue to cut their way to sustainable profit growth, but we do believe such cost-cutting efforts represent positive news going forward. Many companies should be better positioned to spend aggressively on new equipment and new employees once it becomes more certain that the economy is on the mend. The signs of improving profitability also indicate that companies may be deferring capital spending more so because of uncertainty rather than financial considerations. Nevertheless, we do believe that first quarter 2003 earnings reports most likely will be mixed for a multitude of reasons, most notably the war, rising fuel costs and one of the harshest winters on record. Looking beyond these effects, we anticipate earnings will accelerate in the second half of 2003.

As difficult as it can be to look beyond the geopolitical factors, we see a number of key stimuli for economic recovery in the fiscal and monetary policies being pursued in Washington, D.C. In particular, low interest rates and proposed tax cuts should help get the economy back on a proper growth trajectory. The mid-March pre-war market levels mark yet another step in determining the market's bottom point for this cycle. Although we expect the equity markets to remain volatile and possibly re-test previous lows, it is unlikely they will break the market lows of last fall. Longer term and as the war winds down, we anticipate the economy should improve slowly, led by a rebound in capital expenditures in late 2003, early 2004.

Among international stock markets, the emerging markets continue to present excellent opportunities, with single-digit earnings multiples and expected growth rates of 20 percent. Although the markets in Asia and Europe offer lower valuations than the U.S. market, they also contain lower growth rates. Looking ahead, we anticipate a stock picker's market, in which company fundamentals rule, and overall trends remain a secondary influence on stock prices.

LOOMIS SAYLES EQUITY FUNDS

Bond Market Review

The six-month period ended March 31, 2003, began on a sour note for bond investors, as corporate bonds faced one of their worst years in history. Investors worried about the lack of strength in the economy as well as the threat of terrorism and the ongoing conflict with Iraq. Also, a variety of corporate accounting scandals that had surfaced earlier in 2002 had rocked confidence and sent investors fleeing to the safety of U.S. Treasuries and mortgage-backed securities.

But the Federal Reserve Board's 50-basis-point interest rate cut in early November 2002 on the heels of Republican victories in the mid-term elections caused investors to reassess the landscape. Valuations on corporate bonds started to look particularly appealing. Credit spreads narrowed, and corporate bonds, particularly high-yield issues, posted stellar performance for the fourth quarter of 2002. (Narrowing spreads refer to smaller yield differences between U.S. Treasuries and non-U.S. Treasury securities of comparable maturity. When spreads tighten, prices on the non-U.S. Treasury securities increase; when spreads widen, prices on the non-U.S. Treasury securities decline.)

This trend continued into the first quarter of 2003. Despite concerns surrounding the impending war with Iraq and the economic consequences of war, investors continued to invest in corporate securities. Low yields on government securities drove investors into higher-yielding alternatives. Funds flowed into high yield mutual funds at a record pace, and formerly out-of-favor sectors that had been priced at distressed levels saw robust demand. This led to strong performance by utilities, telecommunication and technology bonds.

We believe yields may trend higher throughout the remainder of the year, based on our forecast for stronger economic growth, diminishing geopolitical risk and increasing U.S. Treasury borrowing needs. As the market begins to anticipate a tightening move by the Federal Reserve Board, yields should start to rise. But they may come under upward pressure before then, if the flight-to-quality trade reverses with the end of the war and as the growing federal budget deficit causes the U.S. Treasury to flood the market with new offerings.

The scenario is not a friendly one for U.S. Treasury returns, where yields are so low they offer little protection against principal losses in a rising rate environment. We believe international government securities may perform better than U.S. government securities, given the higher yields and/or more sluggish economic growth abroad. The mortgage market may see dampened performance as interest rates increase.

Overall, we believe conditions favor the corporate markets. Corporate securities may be poised to benefit from an improving economy, strong demand for yield, a reversal in the flight-to-quality play, and yield advantages compared to U.S. Treasuries, which should cushion returns in a rising rate environment.

----------
The views expressed in this report reflect those of the firm only through the end of the period of the report as stated on the cover and do not necessarily represent the views of any particular person in the organization. Any such views are subject to change at any time based upon market or other conditions and the firm disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

INSTITUTIONAL CLASS

AVERAGE ANNUAL TOTAL RETURNS VS. LIPPER CATEGORY AVERAGE AND LIPPER CATEGORY INDEX(1) FOR THE PERIODS ENDED MARCH 31, 2003 (Unaudited)

                                                                                                     Since             Since
                                              6 Months*      1 Year      5 Years      10 Years   Registration(2)(4)  Inception(3)(4)
------------------------------------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FUNDS
Loomis Sayles Aggressive Growth Fund            -3.08%       -33.65%       -1.31%         NA            3.17%             3.17%
Lipper Mid-Cap Growth Funds Average              2.39%       -27.47%       -4.20%         NA            0.87%             0.87%
Rank                                               NA       434/499       75/221          NA          69/181            69/181
Percentile                                         NA            87           34          NA              38                38
Lipper Mid-Cap Growth Funds Index                3.01%       -27.57%       -4.00%         NA            0.26%             0.26%

Loomis Sayles Growth Fund                        3.47%       -20.98%       -5.71%       4.75%           6.49%             6.49%
Lipper Large-Cap Growth Funds Average            3.53%       -27.05%       -6.17%       5.57%           6.55%             6.55%
Rank                                               NA        33/646      155/317       62/87           46/65             46/65
Percentile                                         NA             5           49          71              71                71
Lipper Large-Cap Growth Funds Index              2.73%       -27.38%       -7.03%       5.95%           6.76%             6.76%

Loomis Sayles International Equity Fund         -1.43%       -23.31%       -5.26%       3.44%           3.53%             3.53%
Lipper International Funds Average              -3.33%       -24.60%       -6.93%       2.94%           3.48%             3.48%
Rank                                               NA       271/823      124/457      40/100           23/48             23/48
Percentile                                         NA            33           27          40              48                48
Lipper International Funds Index                -2.74%       -23.30%       -6.07%       3.73%           3.76%             3.76%

Loomis Sayles Research Fund                      3.81%       -24.87%          NA          NA          -17.61%           -17.61%
Lipper Large-Cap Core Funds Average              3.30%       -25.78%          NA          NA          -18.03%           -18.03%
Rank                                               NA       348/969           NA          NA         382/793           382/793
Percentile                                         NA            36           NA          NA              48                48
Lipper Large-Cap Core Funds Index                3.34%       -23.73%          NA          NA          -16.70%           -16.70%

Loomis Sayles Small Cap Growth Fund             -4.09%       -37.54%      -12.57%         NA           -5.90%            -5.90%
Lipper Small-Cap Growth Funds Average            0.64%       -30.80%       -4.97%         NA           -0.18%            -0.18%
Rank                                               NA       368/441      210/226          NA         140/160           140/160
Percentile                                         NA            83           93          NA              88                88
Lipper Small-Cap Growth Funds Index              1.52%       -29.30%       -4.05%         NA            0.11%             0.11%

Loomis Sayles Small Cap Value Fund               0.12%       -22.18%        1.09%      10.41%          12.90%            12.90%
Lipper Small-Cap Core Funds Average             -0.07%       -25.86%       -1.42%       7.26%           8.96%             8.96%
Rank                                               NA       114/438       59/223       11/60            2/31              2/31
Percentile                                         NA            26           26         1 8               6                 6
Lipper Small-Cap Core Funds Index                0.33%       -26.04%       -1.73%       7.77%             NA                NA

Loomis Sayles Value Fund                         2.12%       -23.70%       -4.83%       6.74%           7.89%             7.89%
Lipper Large-Cap Value Funds Average             2.82%       -25.54%       -4.15%       7.10%           8.38%             8.38%
Rank                                               NA       103/387      123/206       42/68           29/47             29/47
Percentile                                         NA            27           60          62              62                62
Lipper Large-Cap Value Funds Index               3.33%       -25.04%       -3.50%       7.64%           8.74%             8.74%
Loomis Sayles Worldwide Fund                     9.61%         1.28%        6.46%         NA            8.04%             8.04%
Lipper Global Flexible Funds Average             2.47%       -13.81%       -1.38%         NA            3.81%             3.81%
Rank                                               NA          3/90         1/72          NA            1/42              1/42
Percentile                                         NA             3            1          NA               2                 2
Lipper Global Flexible Funds Index               2.76%       -12.41%       -0.70%         NA            3.57%             3.57%

LOOMIS SAYLES INVESTMENT TRUST

Loomis Sayles Mid Cap Growth Fund               -2.74%       -33.29%          NA          NA          -30.99%           -30.99%
Lipper Mid-Cap Growth Funds Average              2.39%       -27.47%          NA          NA          -19.49%           -19.49%
Rank                                               NA       428/499           NA          NA         424/446           424/446
Percentile                                         NA            86           NA          NA              95                95
Lipper Mid-Cap Growth Funds Index                3.01%       -27.57%          NA          NA          -19.00%           -19.00%

Loomis Sayles Provident Fund                     0.31%       -18.74%        3.89%         NA            6.93%             8.65%
Lipper Multi-Cap Core Funds Average              2.72%       -24.43%       -3.18%         NA            2.52%             5.32%
Rank                                               NA        65/493       10/221          NA          20/181                NA
Percentile                                         NA            13            5          NA              11                NA
Lipper Multi-Cap Core Funds Index                3.06%       -24.08%       -3.62%         NA            2.09%             5.44%

Loomis Sayles Small Company Growth Fund         -1.39%       -39.14%          NA          NA          -13.13%           -13.13%
Lipper Small-Cap Growth Funds Average            0.64%       -30.80%          NA          NA           -4.88%            -4.88%
Rank                                               NA       389/441           NA          NA         249/271           249/271
Percentile                                         NA            88           NA          NA              92                92
Lipper Small-Cap Growth Funds Index              1.52%       -29.30%          NA          NA           -2.88%            -2.88%

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(1) Lipper Category Average total return represents the average total return for all funds in each fund's corresponding investment category as determined by Lipper, Inc. The Lipper Category Index total return represents the average total return of 30 funds in each fund's corresponding investment category as determined by Lipper, Inc. Rankings are based on the total return of each fund for the period relative to the total return of all funds in that fund's corresponding investment category. The indexes are unmanaged and index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper, Inc. (2) Shares of the Loomis Sayles Funds registration dates are the same as their respective inception dates. Shares of the Loomis Sayles Investment Trust (with the exception of the Loomis Sayles Provident Fund, which was registered for offer and sale under the Securities Act of 1933 on 3/7/1997) are the same as their respective inception dates. (3) Actual Inception Dates: Aggressive Growth Fund: 12/31/96; Growth Fund: 5/16/91; International Equity Fund: 5/10/91; Research Fund: 7/31/00; Small Cap Growth
Fund: 12/31/96; Small Cap Value Fund: 5/13/91; Value Fund: 5/13/91; Worldwide
Fund: 5/1/96; Mid Cap Growth Fund: 2/28/01; Provident Fund 10/1/95; Small Company Growth Fund: 5/7/99 (4) Lipper index, average and ranking performance data is reported only as of month end. For each fund with an inception date other than at month end, Lipper index and average data is reported as of the month end closest to the fund's inception date or registration date as referenced. Lipper ranking data is reported as of the month end following the fund's inception date or registration date as referenced. *Not annualized.

LOOMIS SAYLES EQUITY FUNDS

FUND AND MANAGER REVIEW

Loomis Sayles Aggressive Growth Fund

PORTFOLIO REVIEW Poor performance during the fourth quarter of 2002 led to the Fund's underperformance compared to the Russell Midcap Growth Index for the six-month period ended March 31, 2003. Typically, leadership in the fourth quarter comes from high relative-strength, high-earnings momentum stocks--the type of stocks we like to own. Nevertheless, the rebound off the market lows of last October was more like a "January-effect" rally, led by low-priced, negative-earnings stocks--the types of stocks we typically do not own. Specifically, much of the Fund's performance shortfall occurred in the technology and producer durables sectors. In some cases we owned the right stocks but did not time our buys and sells successfully. In addition, because the Fund is relatively concentrated, owning approximately 60 stocks, the impact of specific stock "torpedoes" is magnified.

Our largest sector overweights were (and remain) technology and energy. If the market surprises on the upside in 2003, we believe it will be because of a renewed cycle of business investment and capital spending on technology. We believe earnings expectations in technology are more realistic and earnings revisions have become more positive. Within the energy sector, we have favored the energy services stocks. We think there is a structural imbalance between supply and demand for natural gas, which only can be resolved through a combination of higher prices and more drilling.

The classic defensive industries and sectors that outperformed during the recent correction, such as consumer staples, may underperform going forward. In addition healthcare services companies could face challenges, as increasing budget deficits hinder Medicare and Medicaid reimbursements.

OUTLOOK We remain fully invested in emerging growth stocks that, in our opinion, have strong management teams, new and exciting products or services, and good prospects for strong earnings and revenue growth for the next few years. Volatility tied to news events may offer some interesting trading opportunities throughout the next few months. Given the coalition's success in Iraq, we believe that stocks may work their way higher throughout the remainder of 2003. Longer term, we believe the market may move within a broad trading range for several years, as the market works off the structural imbalances of the post-bubble economy.

Key Fund Facts

Objective Long-term capital growth

Strategy Invests primarily in stocks with market capitalization falling within the capitalization range of the Russell Midcap Growth Index

Fund Inception Date 12/31/96

Commencement of Operations of
Class Institutional: 1/2/97; Retail: 1/2/97;
Admin: 7/31/00

Expense Ratio Institutional: 1.00%;
Retail: 1.25%; Admin: 1.50%

Total Net Assets (all classes)
$37.0 million

[Photo]
Chris Ely

[Photo]
Dave Smith

[Photo]
Phil Fine

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                             Since
                                            6 Months*  1 Year   5 Years   Inception(a)
--------------------------------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund:
    Institutional                             -3.08%   -33.65%   -1.31%        3.17%
    Retail                                    -3.22    -33.83    -1.59         2.88
    Admin(a)                                  -3.43    -34.01    -1.96         2.44
Lipper Mid-Cap Growth Funds Index(b)           3.01    -27.57    -4.00         0.26
Russell Midcap Growth Index(b)                 9.14    -26.11    -4.01         1.80

CUMULATIVE PERFORMANCE(c) Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                        12/31/1996   3/97     3/98      3/99       3/00       3/01      3/02     3/03
                                        ----------   ----     ----      ----       ----       ----      ----     ----
Loomis Sayles
Aggressive Growth Fund                   10,000     9,630    12,980    17,363     51,718     23,577    18,316   12,154

Lipper Mid-Cap Growth Funds Index (b)    10,000     8,846    12,465    13,024     24,927     14,091    14,031   10,166

Russell Midcap Growth Index (b)          10,000     9,635    13,717    14,937     26,467     14,447    15,125   11,177

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Class of shares. (b) Please see page 13 for a description of the indexes and important risk disclosure. (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower. *Not annualized.

FUND AND MANAGER REVIEW

Loomis Sayles Growth Fund

PORTFOLIO REVIEW We continued to invest in companies positioned for growth within their respective industries and the overall market. This resulted in overweight positions in the consumer discretionary, technology and healthcare sectors. Our consumer discretionary overweight is concentrated in the retail industry, because we believe consumers will remain resilient. We continue to overweight certain technology stocks that offer attractive valuations. Also, the outlook for capital spending remains positive, and technology companies should be prime beneficiaries of improved business spending. Our healthcare overweight is concentrated in equipment and services companies, due to their high consistency of earnings growth.

The technology sector was the only area that hurt the Fund's relative performance compared to the benchmark during the period. The semiconductor industry experienced a cyclical bounce in the first quarter of 2003, but the Fund was underweighted in key holdings from this group, relative to the benchmark.

Looking ahead, we remain cautious toward the consumer staples and industrials sectors, because we believe they have lower earnings growth potential relative to other sectors. In addition, we have significantly underweighted the energy sector, due to the high prices of oil and natural gas. We do not believe these price levels are sustainable.

Some investors argue that the stock market is becoming overvalued. But as growth investors, we do not subscribe to that sentiment. We continue to find numerous companies in our stock universe that have strong growth characteristics not yet realized by the market as a whole.

OUTLOOK Because the war with Iraq was swift, we believe much of the uncertainty that has plagued the market now is gone. We believe that this should improve consumer sentiment and cause the economy to start picking up steam. As the economy gains strength, short-term earnings outlooks should improve, and companies may be inclined to increase capital spending. This would be a favorable influence on many stock market sectors.

Our longer-term outlook calls for the stock market to return to more "normal" return levels. The market typically does not grow at its historical average return in any single year, but we believe a more positive environment for equities may help the market return to its historical long-term average annual return.

Key Fund Facts

Objective Long-term capital growth

Strategy Invests primarily in equity securities; the Fund focuses on stocks of large capitalization companies, but may invest in companies of any size

Fund Inception Date 5/16/91

Commencement of Operations of Class
Institutional: 5/16/91;
Retail: 1/2/97; Admin: 7/31/00

Expense Ratio Institutional: 0.85%;
Retail: 1.10%; Admin: 1.35%

Total Net Assets (all classes)
$23.3 million

[Photo]
Mark Baribeau

[Photo]
Pamela Czekanski

[Photo]
Richard Skaggs

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                         Since
                           6 Months*   1 Year    5 Years   10 Years   Inception(a)
----------------------------------------------------------------------------------
Institutional                 3.47%    -20.98%    -5.71%     4.75%        6.49%
Retail(a)                     3.01     -21.34     -5.93      4.57         6.34
Admin(a)                      3.03     -21.43     -6.39      4.21         5.99

Lipper Large-Cap
Growth Funds Index(b)         2.73     -27.38     -7.03      5.95         6.76
S&P 500 Index(b)              5.02     -24.76     -3.77      8.53         9.01

CUMULATIVE PERFORMANCE(c) Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                              5/16/1991   3/92      3/93      3/94      3/95     3/96      3/97    3/98       3/99
                                              ---------   ----      ----      ----      ----     ----      ----    ----       ----
Loomis Sayles Growth Fund                      10,000    11,499    13,274    13,581    14,534   18,401    20,670   28,314    32,360

Lipper Large-Cap Growth Funds Index (b)        10,000    10,865    12,170    12,835    14,073   18,651    21,233   31,232    40,127

S&P 500 Index (b)                              10,000    10,620    12,237    12,417    14,351   18,957    22,715   33,619    39,826

                                                3/00    3/01     3/02      3/03
                                                ----    ----     ----      ----
Loomis Sayles Growth Fund                      47,513   28,073   26,706   21,093

Lipper Large-Cap Growth Funds Index (b)        54,198   31,380   29,872   21,693

S&P 500 Index (b)                              46,968   36,787   36,866   27,739

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and the Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (b) Please see page 13 for a description of the indexes and important risk disclosure. Since index data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (May 31,1991). (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower. *Not annualized.

LOOMIS SAYLES EQUITY FUNDS

FUND AND MANAGER REVIEW

Loomis Sayles International Equity Fund

PORTFOLIO REVIEW Stock selection, rather than sector or country selections, emerged as the overall key to the Fund's performance--and outperformance relative to the benchmark, the Morgan Stanley Capital International-EAFE Index, during the six-month period. In particular, good stock selection in the consumer discretionary, financials, industrials and materials sectors and in Canada, Hong Kong, Switzerland, the United Kingdom and the emerging markets helped the Fund outperform its benchmark during the six months ended March 31, 2003. The Fund remained invested in what we believe to be fundamentally sound companies exhibiting sustainable growth at reasonable valuations.

We continued to overweight stocks in the consumer discretionary sector. Although the sector as a whole underperformed during the six-month period, the Fund's holdings benefitted from good fundamentals.

Specifically, stocks in the auto and auto parts, household durables and media industries performed well. In addition, we maintained an overweighting in the materials sector, with the majority of the Fund's holdings in the metals and mining and paper industries, where we found good growth at attractive valuations. We also uncovered good growth opportunities and attractive valuations among many companies in the information technology sector. We directed our overweight in this sector to the commercial services and electronic equipment industries.

We underweighted stocks in the financials, utilities and healthcare sectors during the period. Within the financials sector we maintained limited exposure to banks and diversified financial institutions, because many such companies are experiencing slowdowns due to weak credit and financial markets. Electric utilities are not experiencing sustained growth patterns, so we underweighted the industry. In the healthcare sector we underweighted large pharmaceuticals, which have suffered due to an increase in generic drug use and the patent expirations of many popular medications.

OUTLOOK We believe that the underpinnings for strong economic growth are visible; business investment in equipment and software has climbed for three consecutive quarters, corporate profitability is improving, prices for raw materials are increasing, and corporations are reorganizing. In the short term, though, market uncertainty and volatility likely will reign, as investors react to each piece of news and rumor emanating from Iraq. Fundamentally, companies' capital investments remain on hold until some clarity emerges regarding stability in Iraq and President Bush's intended tax cuts.

Key Fund Facts

Objective High total investment return

Strategy Invests primarily in stocks of companies organized or headquartered outside of the United States

Fund Inception Date 5/10/91

Commencement of Operations of Class
Institutional: 5/10/91;
Retail: 1/2/97; Admin: 7/31/00

Expense Ratio Institutional: 1.00%;
Retail: 1.25%; Admin: 1.50%

Total Net Assets (all classes)
$41.0 million

[Photo]
Eswar Menon

[Photo]
Alexander Muromcew

[Photo]
John Tribolet

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                                              Since
                                                6 Months*   1 Year    5 Years   10 Years   Inception(a)
-------------------------------------------------------------------------------------------------------
Loomis Sayles International Equity Fund:
    Institutional                                 -1.43%    -23.31%    -5.26%      3.44%      3.53%
    Retail(a)                                     -1.69     -23.46     -5.56       3.24       3.36
    Admin(a)                                      -1.69     -23.64     -5.90       2.80       2.92
Lipper International
Funds Index(b)                                    -2.74     -23.30     -6.07       3.73       3.76
Morgan Stanley Capital
International-EAFE Index (b)                      -2.29     -23.59     -7.13       1.96       1.78

CUMULATIVE PERFORMANCE(c) Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                     5/10/91     3/92      3/93     3/94     3/95     3/96      3/97      3/98      3/99     3/00
                                     -------     ----      ----     ----     ----     ----      ----      ----      ----     ----
Loomis Sayles International
 Equity Fund                         10,000    10,831    10,768    13,641   13,679   15,222    17,277    19,787    18,040   36,869

Lipper International Funds
 Index (b)                           10,000    10,150    10,767    13,655   13,361   15,739    17,677    21,245    21,110   28,906

Morgan Stanley Capital
 International-EAFE Index (b)        10,000     9,109    10,166    12,454   13,211   14,839    15,055    17,856    18,939   23,691

                                      3/00     3/01      3/02      3/03
                                      ----     ----      ----      ----
Loomis Sayles International
 Equity Fund                         36,869   21,337    19,694    15,530

Lipper International Funds
 Index (b)                           28,906   21,304    20,247    15,106

Morgan Stanley Capital
 International-EAFE Index (b)        23,691   17,566    16,146    12,340

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (b) Since index data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30,1991). Please see page 13 for a description of the indexes and important risk disclosure. (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower. * Not annualized.

FUND AND MANAGER REVIEW

Loomis Sayles Research Fund

PORTFOLIO REVIEW For the six-month period ended March 31, 2003, the Fund's under-performance compared to its benchmark, the S&P 500 Index, was due primarily to being too conservatively positioned during the late-2002 market rally. After all the major indexes hit lows in October, investors began to bid up shares in those areas expected to benefit from an improving economy. Telecommunication shares rebounded sharply during the fourth quarter led by the Baby Bells and was our best performing sector for the period. Technology and healthcare were fueled by increased investor enthusiasm for higher growth niche and specialty companies. In technology, our exposure to more defensive software and services companies held back performance during the fourth quarter of 2002. Entering 2003, we positioned the Fund more aggressively in a number of high-growth niche companies, a strategy that served us well and helped narrow the performance gap. The Fund's holdings in specialty pharmaceuticals and equipment companies helped boost the healthcare sector to strong gains. In the end, these areas were not enough to offset the disappointing performance in our consumer staples holdings. While the entire consumer staples sector suffered from profit taking as investors shifted their attention to faster-growing sectors, earnings weakness and mixed business outlooks hurt two of our larger holdings here.

OUTLOOK Consumers have been responsible for keeping the economy moving, albeit sluggishly, throughout the slowdown. Although consumer spending has not abated dramatically, in our opinion, it's unlikely to move much higher. As such, we believe corporate spending needs to return to "normal" levels for the economy to strengthen. Corporate America's unwillingness or inability to spend is a key reason the economy has remained weak for so long. We believe that the primary catalyst for improved spending will be a post-war replenishment of the lean inventory pipeline, especially in technology product lines. From a market perspective, we believe the mid-March, pre-war price levels mark yet another step in determining the market's bottom. Although we expect the equity markets to remain volatile and possibly re-test previous lows, it's unlikely we will break the market low of October 9, 2002. Longer term, we anticipate a slow improvement in economic growth, led by a rebound in capital expenditures in late-2003 and 2004 and a return to more normal corporate spending levels.

Key Fund Facts

Objective Long-term capital growth

Strategy Invests in stocks with large capitalization but may invest in companies of any size

Fund Inception Date 7/31/00

Commencement of Operations of Class
Institutional: 7/31/00;
Retail: 11/30/01

Expense Ratio Institutional: 0.85%;

Retail: 1.10%

Total Net Assets (all classes)
$17.4 million

[Photo]
Laurlann Kloppenburg

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                     Since
                                         6 Months*    1 Year     Inception(a)
--------------------------------------------------------------------------------
Loomis Sayles Research Fund:
   Institutional                            3.81%     -24.87%       -17.61%
   Retail(a)                                3.88      -24.99        -17.79
Lipper Large-Cap Core Funds Index(b)        3.34      -23.73        -16.70
S&P 500 Index(b)                            5.02      -24.76        -16.59

CUMULATIVE PERFORMANCE(c) Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                             7/31/00         3/01         3/02        3/03
                                             -------         ----         ----        ----
Loomis Sayles Research Fund                   10,000        7,659         7,938      5,964

Lipper Large-Cap Core Funds Index (b)         10,000        8,084         8,054      6,143

S&P 500 Index (b)                             10,000        8,174         8,191      6,163

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (November 30, 2001) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective class of shares. (b) Please see page 13 for a description of the indexes and important risk disclosure. (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower. *Not annualized.

LOOMIS SAYLES EQUITY FUNDS

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Growth Fund

PORTFOLIO REVIEW Our primary investment strategy focused on owning stocks with earnings growth rates expected to be higher than the market as a whole. As usual, we looked for companies with strong fundamentals, rapid earnings growth, a strong management and a solid business model.

The consumer discretionary and technology sectors remained the most substantial weightings in the portfolio for the six-month period ended March 31, 2003. Because individual stock selection is the primary driver of our sector weightings, it's not surprising that we have seen most of the current growth opportunities from these two sectors. The consumer discretionary sector includes a diverse group of companies in a variety of industries, from advertising to education to retail. All are experiencing significant growth in sales and earnings, despite relatively slow economic growth. Our overweight position in the technology sector reflects a combination of companies that are experiencing significant growth or are beginning to show signs of a return to growth after a long drought.

Financial services remained the largest underweight sector in the portfolio. Surprisingly, the financial services sector weighting exceeded the technology sector weighting for the first time in the Russell 2000 Growth Index's history. Nevertheless, the sector was populated with relatively small, slow-growth banks, REITs (real estate investment trusts) and other financial companies that did not meet our growth criteria. This difference between the Fund's and the benchmark's financial holdings accounted for the majority of the Fund's underperformance during the period.

OUTLOOK Stock valuations remain lower today than they were three years ago, and corporate earnings are beginning to grow again. We believe the missing ingredient is investor confidence. Investors have large sums of cash sitting on the sidelines, and we believe that a string of positive days, weeks and months should bolster confidence. In addition, the successful prosecution of the Iraq war should provide some short-term stimulus for the market. Our longer-term outlook depends on the pace of economic growth and corporate earnings performance. One of the drags over the past two years has been the dramatic fall-off in capital spending, and a rebound in this type of spending would make us much more constructive about the long term.

Key Fund Facts

Objective Long-term capital growth

Strategy Invests in stocks with market capitalization falling within the capitalization range of the Russell 2000 Index

Fund Inception Date 12/31/96

Commencement of Operations of Class
Institutional: 1/2/97; Retail: 1/2/97;
Admin: 7/31/00

Expense Ratio Institutional: 1.00%;
Retail: 1.25%; Admin: 1.50%

Total Net Assets (all classes)
$47.0 million

[Photo]
Chris Ely

[Photo]
Dave Smith

[Photo]
Phil Fine

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                                 Since
                                            6 Months*    1 Year    5 Years    Inception(a)
------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund:
   Institutional                              -4.09%     -37.54%   -12.57%        -5.90%
   Retail                                     -4.31      -37.73    -12.82         -6.15
   Admin(a)                                   -4.33      -37.81    -13.11         -6.46
Lipper Small-Cap Growth Funds Index(b)         1.52      -29.30     -4.05          0.11
Russell 2000 Growth Index(b)                   3.34      -31.63     -9.38         -4.05
Russell 2000 Index(b)                          1.39      -26.96     -4.12          1.41

CUMULATIVE PERFORMANCE(c) Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                            12/31/96    3/97      3/98       3/99        3/00      3/01         3/02        3/03
                                            --------    ----      ----       ----        ----      ----         ----        ----
Loomis Sayles Small Cap Growth Fund          10,000    8,510    13,388     14,717      31,544     14,081      10,947        6,839

Lipper Small-Cap Growth Funds Index (b)      10,000    8,808    12,379     10,865      21,340     13,471      14,245       10,071

Russell 2000 Growth Index (b)                10,000    8,951    12,636     11,241      17,879     10,761      11,294        7,721

Russell 2000 Index (b)                       10,000    9,483    13,467     11,278      15,484     13,110      14,943       10,915

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Class of shares. (b) Please see page 13 for a description of the indexes and important risk disclosure. (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower. * Not annualized.

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Value Fund

PORTFOLIO REVIEW The Fund's value orientation and the higher fundamental quality were eclipsed by the market's renewed affinity for growth stocks, and specifically technology, during the period. For the six months ended March 31, 2003 the Fund modestly lagged it's benchmark, the Russell 2000 Index. Sector weighting was a negative factor, as the portfolio's focus on valuations and earnings visibility led to an underweight position in technology, which proved to be the strongest performing sector during the period. Still, positive stock selection accounted for the majority of the value added during the quarter. Specific sectors where our stock selection exceeded that of the benchmark included consumer staples, health care, and materials and processing. Favorable stock selection in technology partially offset the impact of our underweight position in that sector.

Disappointing news on the economic recovery and concerns about the approaching war in Iraq put pressure on economically-sensitive sectors, such as automotive and transportation, materials and processing, and consumer discretionary. Our stock selection was unfavorable in the automotive group, as declines in our auto supplier holdings were offset only partially by gains in trucking stocks. Stock selections in materials and processing were positive, but the overall sector suffered from negative earnings estimate revisions.

Looking ahead, we expect to maintain our modest overweight in the consumer discretionary sector, where we have shifted attention from retail holdings to advertising-and marketing-driven companies. Advertising firms are showing modest signs of improvement after an extended period of flat results, and future improvements in economic growth should directly benefit these businesses. We remain underweighted in financial services stocks as compared to the September 30, 2002 fiscal year end, as decent performance in banks and savings and loans has reduced the relative attractiveness of this group.

OUTLOOK In an environment of below-average economic growth and lingering geopolitical uncertainty, we believe stock selection will be the key to good performance in 2003. Small- to mid-cap stocks continue to have relatively attractive valuations relative to larger companies, and earnings growth for smaller companies has proven to be more resilient during the recent slow growth period. Within the small cap value sector, we are tilting our stock selections in favor of companies with good earnings visibility. Our emphasis remains on individual stock selection, as opposed to sector selection.

Key Fund Facts

Objective Long-term capital growth

Strategy Invests primarily in stocks with market capitalizations falling within the capitalization range of the Russell 2000 Index, employing a value approach to stock selection

Fund Inception Date 5/13/91

Commencement of Operations of Class
Institutional: 5/13/91;
Retail: 1/2/97; Admin: 1/2/98

Expense Ratio Institutional: 0.90%;
Retail: 1.15%; Admin: 1.40%

Total Net Assets (all classes)
$357.1 million

[Photo]
Joseph Gatz

[Photo]
Daniel Thelen

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                                      Since
                                         6 Months*   1 Year    5 Years   10 Years   Inception(a)
------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund:
   Institutional                           0.12%     -22.18%     1.09%     10.41%        12.90%
   Retail(a)                               0.00      -22.33      0.83      10.23         12.75
   Admin(a)                               -0.12      -22.51      0.55       9.85         12.37
Lipper Small-Cap Core
Funds Index(b)                             0.33      -26.04     -1.73       7.77            NA
Russell 2000 Value Index(b)               -0.41      -23.27      0.03       9.26         11.72
Russell 2000 Index(b)                      1.39      -26.96     -4.12       6.22          8.16

CUMULATIVE PERFORMANCE(c) Inception to March 31, 2003

[THE FOLLOWING DATA WAS RERPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                         5/13/91    12/31/91   3/92      3/93       3/94      3/95      3/96       3/97      3/98
                                         -------    -------   ----      ----       ----      ----      ----       ----      ----
Loomis Sayles Small Cap Value Fund       10,000     13,048    14,364    15,710    17,438     18,002    23,989     28,569    40,068

Lipper Small-Cap Core Funds Index (b)               10,000    10,573    11,887     12,814    13,984    18,217     19,123    27,417

Russell 2000 Value Index (b)             10,000     10,884    12,223    15,424     17,160    17,763    22,484     26,076    37,326

Russell 2000 Index (b)                   10,000     11,286    12,131    13,935     15,463    16,317    21,057     22,132    31,431

                                           3/99       3/00      3/01        3/02      3/03
                                           ----       ----      ----        ----      ----
Loomis Sayles Small Cap Value Fund        32,116     39,617     43,250     54,363    42,303

Lipper Small-Cap Core Funds Index (b)     21,814     31,585     28,287     33,963    25,201

Russell 2000 Value Index (b)              29,103     32,961     39,373     48,724    37,386

Russell 2000 Index (b)                    26,321     36,137     30,598     34,876    25,403

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and Admin Class (January 2, 1998) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares. (b) Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (April 30, 1991). Please see page 13 for a description of the indexes and important risk disclosure. (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower. * Not annualized.

LOOMIS SAYLES EQUITY FUNDS

FUND AND MANAGER REVIEW

Loomis Sayles Value Fund

PORTFOLIO REVIEW Our ongoing strategy is to select stocks exhibiting below-average valuations and a near-term catalyst for an improvement in the company's fundamental outlook. The Fund's telecommunication and technology holdings continued to trend downward, given the weak economic climate. In addition, the Fund's consumer staples exposure consisted of one holding, which suffered a steep decline during the period. Such stock-selection efforts lead the Fund to underperform its benchmark, the S&P 500 Index during the six-month period.

In particular, select holdings within the energy, utilities and financials sectors boosted results. The defensive characteristics of these holdings were important in a sluggish economic environment. In addition, energy holdings benefited from an increase in oil and natural gas prices and from solid dividend yields.

The healthcare sector remains one of the few sectors we continue to overweight in the Fund, due to low valuations and attractive earnings growth potential. We also believe the economically-sensitive sectors remain attractive going forward. These areas should benefit as economic activity returns and the pent-up demand caused by the war comes to the surface. We are under-weighting the financials sector due to concerns about a potential increase in interest rates as economic activity improves. Rising interest rates may cause mortgage and refinancing activity to subside, which would negatively affect the earnings of many financial companies.

OUTLOOK Our short-term market outlook calls for continued volatility, as investors react to the situation in Iraq. Longer-term, we believe the market should improve as the coalition forces restore stability to Iraq and economic activity improves. In addition, with interest rates historically low and stock valuations reasonable, we believe the probability of equities eventually outperforming other asset classes has improved greatly.

We believe that corporate spending likely will be the driver of renewed economic growth. Many corporations substantially curtailed their spending in response to recent economic and geopolitical uncertainties. As those uncertainties dissipate, a resumption in corporate spending should have a strong positive impact on the economy.

Key Fund Facts

Objective Long-term growth of capital and income

Strategy Invests primarily in medium-and large-sized companies and employs a value approach when selecting stocks

Fund Inception Date 5/13/91

Expense Ratio 0.85%

Total Net Assets $33.1 million

[Photo]
Warren Koontz

[Photo]
James Carroll

[Photo]
Jeffrey Wardlow

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                           Since
                             6 Months*   1 Year    5 Years   10 Years   Inception
--------------------------------------------------------------------------------
Loomis Sayles Value Fund        2.12%    -23.70%   -4.83%      6.74%       7.89%

Lipper Large-Cap Value
Funds Index(a)                  3.33     -25.04    -3.50       7.64        8.74

S&P 500 Index(a)                5.02     -24.76    -3.77       8.53        9.33

CUMULATIVE PERFORMANCE Inception to March 31, 2003

[THE FOLLOWING DATA WAS RERPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]


                                          5/13/91    3/92    3/93     3/94    3/95     3/96     3/97    3/98     3/99
                                          -------    ----    ----     ----    ----     ----     ----    ----     ----
Loomis Sayles Value Fund                  10,000    11,031  12,852   13,481  14,994   19,240   22,741  31,599   31,838

Lipper Large-Cap Value Funds Index (a)    10,000    11,251  13,006   13,538  15,174   19,712   23,068  32,439   35,217

S&P 500 Index (a)                         10,000    11,077  12,764   12,952  14,969   19,774   23,694  35,068   41,542

                                            3/00     3/01     3/02     3/03
                                            ----     ----     ----     ----
Loomis Sayles Value Fund                   30,331   31,885   32,334   24,669

Lipper Large-Cap Value Funds Index (a)     38,173   35,847   36,209   27,144

S&P 500 Index (a)                          48,993   38,373   38,455   28,935

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30,1991). Please see page 13 for a description of the indexes and important risk disclosure. * Not annualized

FUND AND MANAGER REVIEW

Loomis Sayles Worldwide Fund

PORTFOLIO REVIEW Within the Fund's equity component we continued to invest in a diversified portfolio of what we believe are the strongest growth companies located throughout the world. Throughout the six month period ended March 31, 2003, we used market volatility to our advantage, snapping up stocks with good growth potential during periods of price weakness. Our strategy in the international equity arena focused on investing in a diverse group of fundamentally sound growth companies exhibiting sustainable growth at reasonable valuations. Stock selection took the lead in driving returns, rather than sector or country allocations. Within the domestic equity component, we positioned the Fund's investments for a gradual economic recovery. The domestic equity portfolio's cash position constrained overall performance somewhat, but stock selection was effective.

The Fund's fixed income holdings were the greatest contributors to the Fund's outperformance compared to its benchmark, the S&P 500 Index, during the six month period ended March 31, 2003. In particular, the four-pronged strategy we implemented within the Fund's international fixed income portfolio was effective. We overweighted non-dollar currencies; we avoided Japan; we continued to look for attractive corporate issues, particularly Euro issues of U.S. companies; and we maintained the portfolio's Euro duration (interest rate risk). On the domestic side, our key strategy was to focus on corporate debt. Corporate bonds performed well, as the market rebounded from lows posted late last summer.

OUTLOOK Looking ahead, we believe that the underpinnings for strong economic growth are visible: Business investment in equipment and software has climbed for three consecutive quarters, corporate profitability is improving, prices for raw materials are increasing, and corporations are reorganizing. In the short term, though, market uncertainty and volatility likely will reign, as investors react to each piece of news and rumor on the geopolitical front.

Within the fixed income market, the U.S. credit market appears to offer the best value. In particular, high-yield corporate issues offer excellent return potential versus U.S. Treasuries. Among investment grade bonds, the lower the credit rating, the better, given the strong yield advantage and the outlook for an eventual economic recovery. In addition, Canadian dollar-denominated bonds look attractive when compared to historical levels. Euro bonds also are encouraging, due to expected weak economic growth, falling inflation and rate cuts abroad.

Key Fund Facts

Objective High total investment return

Strategy Invests primarily in equity and fixed income securities of United States and foreign issuers

Fund Inception Date 5/1/96

Expense Ratio 1.00%

Total Net Assets $9.0 million

[Photo]
Daniel Fuss

[Photo]
Alexander Muromcew

[Photo]
Robert Ix

[Photo]
Eswar Menon

[Photo]
David Rolley

[Photo]
John Tribolet

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                            Since
                                          6 Months*    1 Year   5 Years   Inception
-----------------------------------------------------------------------------------
Loomis Sayles Worldwide Fund                 9.61%      1.28%    6.46%        8.04%
Lipper Global Flexible Funds Index(a)        2.76     -12.41    -0.70         3.57
S&P 500 Index(a)                             5.02     -24.76    -3.77         5.44

CUMULATIVE PERFORMANCE Inception to March 31, 2003

[THE FOLLOWING DATA WAS RERPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                       5/1/96     3/97     3/98     3/99     3/00    3/01      3/02     3/03
                                       ------     ----     ----     ----     ----    ----      ----     ----
Loomis Sayles Worldwide Fund            10,000    10,924   12,477   11,945   20,314   16,741   16,850   17,065

Lipper Global Flexible
Funds Index (a)                         10,000    10,953   13,200   13,544   16,731   14,658   14,548   12,741

S&P 500 Index (a)                       10,000    11,808   17,477   20,703   24,416   19,124   19,165   14,420


Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1996). Please see page 13 for a description of the indexes and important risk disclosure. * Not annualized.

LOOMIS SAYLES EQUITY FUNDS

DISCLOSURE

Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund
Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small- and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

Loomis Sayles Aggressive Growth Fund, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Value Fund, Loomis Sayles Worldwide Fund
Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Index Definitions
Lipper Mid-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective.

Lipper Large-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap growth funds investment objective.

Lipper International Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the international funds investment objective.

Lipper Large-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap core funds investment objective.

Lipper Small-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.

Lipper Small-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap core funds investment objective.

Lipper Large-Cap Value Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap value funds investment objective.

Lipper Global Flexible Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the global flexible portfolio funds investment objective.
Lipper Averages consist of all mutual funds in a stated category.

Source: Lipper, Inc.

Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Morgan Stanley Capital International-EAFE Index is a free float adjusted market capitalization index that is designed to measure international equity market performance.

Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

The indexes are unmanaged and index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Aggressive Growth Fund

                                                  Shares              Value +
--------------------------------------------------------------------------------
COMMON STOCKS--99.8% of net assets
Banks/Savings & Loans--1.7%
New York Community Bancorp, Inc.                  21,550          $  642,190
                                                                  ----------
Biotechnology--8.9%
Affymetrix, Inc.*                                 18,975             493,350
Celgene Corp.*                                    12,800             333,824
Genzyme Corp.*                                    14,375             523,969
Gilead Sciences, Inc.*                            13,900             583,661
IDEC Pharmaceuticals Corp.*                        8,750             301,166
MedImmune, Inc.*                                  17,250             566,317
Millennium Pharmaceuticals, Inc.*                 36,050             283,353
Neurocrine Biosciences, Inc.*                      4,725             197,411
                                                                  ----------
                                                                   3,283,051
                                                                  ----------
Commercial Services & Supplies--5.8%
Career Education Corp.*                           12,100             591,932
Corinthian Colleges, Inc.*                        16,550             653,725
University of Phoenix Online*                     21,066             898,465
                                                                  ----------
                                                                   2,144,122
                                                                  ----------
Communications Equipment--4.3%
Emulex Corp.*                                     29,050             556,307
McDATA Corp., Class A*                            61,125             525,064
NetScreen Technologies, Inc.*                     29,425             493,752
                                                                  ----------
                                                                   1,575,123
                                                                  ----------
Computers & Peripherals--3.6%
Network Appliance, Inc.*                          81,525             912,265
Skyworks Solutions, Inc.*                         65,350             407,130
                                                                  ----------
                                                                   1,319,395
                                                                  ----------
Consumer Services--1.5%
Leapfrog Enterprises, Inc.*                       22,925             546,532
                                                                  ----------
Diversified Financials--1.5%
Investors Financial Services Corp.                23,450             571,008
                                                                  ----------
Energy Equipment & Services--5.9%
Nabors Industries Ltd.*                           13,625             543,229
Patterson-UTI Energy, Inc.*                       22,125             715,965
Pride International, Inc.*                        29,425             396,943
Varco International, Inc.*                        28,950             530,074
                                                                  ----------
                                                                   2,186,211
                                                                  ----------
Healthcare--Drugs--3.6%
Allergan, Inc.                                     9,675             659,932
Biovail Corp.*                                    16,825             670,813
                                                                  ----------
                                                                   1,330,745
                                                                  ----------
Healthcare--Equipment & Supplies--5.3%
St. Jude Medical, Inc.*                           12,700             619,125
Varian Medical Systems, Inc.*                     11,325             610,757
Zimmer Holdings, Inc.*                            15,075             733,098
                                                                  ----------
                                                                   1,962,980
                                                                  ----------
Healthcare--Providers & Services--4.8%
Caremark Rx, Inc.*                                37,300             676,995
Covance, Inc.*                                    21,950             507,484
Mid Atlantic Medical Services, Inc.*              14,775             599,126
                                                                  ----------
                                                                   1,783,605
                                                                  ----------

LOOMIS SAYLES EQUITY FUNDS

                                                            Shares          Value +
-----------------------------------------------------------------------------------
COMMON STOCKS--continued
Hotels, Restaurant & Leisure--5.1%
International Game Technology*                               8,050       $  659,295
Starbucks Corp.*                                            24,725          636,916
Station Casinos, Inc.*                                      28,200          595,302
                                                                         ----------
                                                                          1,891,513
                                                                         ----------
Information Technology--Consulting & Services--2.1%
Cognizant Technology Solutions Corp.*                       11,575          779,576
                                                                         ----------
Internet & Catalog Retail--2.2%
Amazon.com, Inc.*                                           30,775          801,073
                                                                         ----------
Internet Software & Services--5.0%
Hotels.com, Class A*                                        17,150          989,126
Yahoo! Inc.*                                                36,300          871,926
                                                                         ----------
                                                                          1,861,052
                                                                         ----------
Media & Entertainment--4.3%
Entercom Communications Corp.*                              10,125          444,589
Getty Images, Inc.*                                         13,625          374,143
Univision Communications, Inc., Class A*                    15,975          391,547
Westwood One, Inc.*                                         12,800          399,872
                                                                         ----------
                                                                          1,610,151
                                                                         ----------
Oil & Gas--1.5%
XTO Energy, Inc.                                            29,833          566,833
                                                                         ----------
Retail--Specialty--7.0%
Abercrombie & Fitch Co., Class A*                           18,900          567,567
AutoZone, Inc.*                                              8,500          584,035
Bed Bath & Beyond, Inc.*                                    19,050          657,987
Weight Watchers International, Inc.*                        16,850          775,942
                                                                         ----------
                                                                          2,585,531
                                                                         ----------
Semiconductor Equipment & Products--13.3%
Cymer, Inc.*                                                21,550          509,658
Intersil Corp., Class A*                                    40,100          623,956
KLA-Tencor Corp.*                                           15,725          565,188
Linear Technology Corp.                                     28,775          888,284
Marvell Technology Group Ltd.*                              28,000          593,320
Novellus Systems, Inc.*                                     13,250          361,328
QLogic Corp.*                                               14,375          533,887
Xilinx, Inc.*                                               36,500          854,465
                                                                         ----------
                                                                          4,930,086
                                                                         ----------
Software--10.6%
Adobe Systems, Inc.                                         12,425          383,063
BEA Systems, Inc.*                                          81,000          825,390
Cognos, Inc.*                                               28,625          650,389
Electronic Arts, Inc.*                                      10,100          592,264
Mercury Interactive Corp.*                                  21,525          638,862
Symantec Corp.*                                             20,775          813,964
                                                                         ----------
                                                                          3,903,932
                                                                         ----------
Telecommunications--Wireless--1.8%
Nextel Communications, Inc., Class A*                       48,500          649,415
                                                                         ----------

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                Value +
---------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (Identified Cost$35,847,984)                                           $ 36,924,124
                                                                          ------------

                                                           Face Amount
---------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT--1.5% of net assets

Repurchase Agreement with State Street Corp., dated 3/31/03 at 0.500% to be repurchased at $537,007 on 4/01/03 collateralized by $375,000

U.S. Treasury Bond, 8.875% due 8/15/17
with a value of $554,299                                      $537,000          537,000
                                                                           ------------

TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $537,000)                                                   537,000

TOTAL INVESTMENTS--101.3%
   (Identified Cost $36,384,984)@                                            37,461,124
   Liabilities, Less Cash and Other Assets--(1.3%)                             (474,092)
                                                                           ------------
NET ASSETS--100%                                                           $ 36,987,032
                                                                           ============

+ See Note 1.

* Non-income producing security

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $36,384,984 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,950,550 and $1,874,410, respectively, resulting in net unrealized appreciation of $1,076,140.

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Looomis Sayles Growth Fund
                                                         Shares          Value +
--------------------------------------------------------------------------------
COMMON STOCKS--96.9% of net assets

Banks/Savings & Loans--3.2%
Bank of America Corp.                                     5,040       $ 336,873
Wells Fargo & Co.                                         9,325         419,532
                                                                      ---------
                                                                        756,405
                                                                      ---------
Biotechnology--3.9%
Amgen, Inc.*                                              9,350         538,092
Gilead Sciences, Inc.*                                    8,925         374,761
                                                                      ---------
                                                                        912,853
                                                                      ---------
Communications Equipment--3.6%
Cisco Systems, Inc.*                                     51,485         668,275
QUALCOMM, Inc.                                            4,850         174,891
                                                                      ---------
                                                                        843,166
                                                                      ---------
Computers & Peripherals--6.8%
Dell Computer Corp.*                                     34,330         937,552
Hewlett-Packard Co.                                      19,050         296,228
International Business Machines Corp.                     4,500         352,935
                                                                      ---------
                                                                      1,586,715
                                                                      ---------
Diversified Financials--13.6%
American Express Co.                                     15,000         498,450
Citigroup, Inc.                                          16,600         571,870
Goldman Sachs Group, Inc.                                 7,900         537,832
Lehman Brothers Holdings, Inc.                            5,650         326,288
Moody's Corp.                                            16,215         749,619
SLM Corp.                                                 4,465         495,258
                                                                      ---------
                                                                      3,179,317
                                                                      ---------
Food & Drug Retailing--1.0%
Whole Foods Market, Inc.*                                 4,225         235,079
                                                                      ---------
Healthcare--Drugs--7.1%
Forest Laboratories, Inc.*                               11,655         629,020
Johnson & Johnson                                        17,825       1,031,533
                                                                      ---------
                                                                      1,660,553
                                                                      ---------
Healthcare--Equipment & Supplies--7.0%
Boston Scientific Corp.*                                  5,350         218,066
Medtronic, Inc.                                           7,550         340,656
St. Jude Medical, Inc.*                                  10,175         496,031
Zimmer Holdings, Inc.*                                   11,875         577,481
                                                                      ---------
                                                                      1,632,234
                                                                      ---------
Healthcare--Providers & Services--3.5%
UnitedHealth Group, Inc.                                  8,810         807,613
                                                                      ---------
Hotels, Restaurant & Leisure--1.0%
Starbucks Corp.*                                          9,075         233,772
                                                                      ---------
Industrial Conglomerates--7.4%
3M Co.                                                    6,665         866,650
General Electric Co.                                     33,455         853,102
                                                                      ---------
                                                                      1,719,752
                                                                      ---------
Information Technology--Consulting & Services--1.0%
Affiliated Computer Services, Inc., Class A               5,175         229,046
                                                                      ---------

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                              Shares          Value +
-------------------------------------------------------------------------------------
COMMON STOCKS--continued
Media & Entertainment--3.2%
The E.W. Scripps Co., Class A                                  3,675      $   278,345
Viacom, Inc., Class B*                                        12,600          460,152
                                                                          -----------
                                                                              738,497
Pharmaceutical--4.2%
Pfizer, Inc.                                                  31,650          986,214
                                                                          -----------
Retail--Internet & Catalog--1.7%
eBay, Inc.*                                                    4,640          395,746
                                                                          -----------
Retail--Multiline--4.5%
Kohl's Corp.*                                                  9,750          551,655
Wal-Mart Stores, Inc.                                          9,750          507,292
                                                                          -----------
                                                                            1,058,947
Retail--Specialty--9.0%
Bed Bath & Beyond, Inc.*                                      15,670          541,242
Coach, Inc.*                                                   7,975          305,682
Gap, Inc.,                                                    34,525          500,267
Lowe's Cos., Inc.                                             18,150          740,883
                                                                          -----------
                                                                            2,088,074
Semiconductor Equipment & Products--6.8%
Intel Corp.                                                   35,875          584,045
Maxim Integrated Products, Inc.                               15,225          549,927
Texas Instruments, Inc.                                       27,475          449,766
                                                                          -----------
                                                                            1,583,738
Software--6.9%
Electronic Arts, Inc.*                                         6,670          391,129
Mercury Interactive Corp.*                                     7,450          221,116
Microsoft Corp.                                               17,640          427,064
Oracle Corp.*                                                 53,575          581,235
                                                                          -----------
                                                                            1,620,544
Telecommunications--Wireless--1.5%
Nextel Communications, Inc., Class A*                         25,600          342,784
                                                                          -----------
TOTAL COMMON STOCKS
   (Identified Cost $22,076,920)                                           22,611,049
                                                                          -----------

                                                         Face Amount
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.6% of net assets
Repurchase Agreement with State Street Corp.,
dated 3/31/03 at 0.500% to be repurchased at
$381,005 on 4/01/03 collateralized by $285,000
U.S. Treasury Bond, 7.625% due 2/15/25
with a value of $392,290                                   $ 381,000           381,000
                                                                          ------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $381,000)                                                  381,000
                                                                          ------------
TOTAL INVESTMENTS--98.5%
   (Identified Cost $22,457,920)@                                           22,992,049
   Cash and Other Assets, Less Liabilities--1.5%                               354,777
                                                                          ------------
NET ASSETS--100%                                                          $ 23,346,826
                                                                          ============

+ See Note 1.

* Non-income producing security

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $22,457,920 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,099,739 and $565,610, respectively, resulting in net unrealized appreciation of $534,129.

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles International Equity Fund

                                                   Shares                Value +
--------------------------------------------------------------------------------
COMMON STOCKS--96.2% of net assets
Australia--3.7%
John Fairfax Holdings Ltd.                        178,000           $  329,395
News Corporation Ltd. ADR                           2,425               62,808
News Corporation Ltd.                              84,600              551,013
Rio Tinto Ltd.                                     19,900              373,431
Westpac Banking Corp. Ltd.                         23,650              215,679
                                                                    ----------
                                                                     1,532,326
                                                                    ----------
Austria--1.9%
Telekom Austria AG                                 77,000              789,051
                                                                    ----------
Canada--7.0%
Agrium, Inc.                                       30,350              325,267
Biovail Corp.*                                     11,725              467,476
Encana Corp.                                       13,164              427,723
Fairmont Hotels & Resorts, Inc.                    17,723              384,585
Petro-Canada                                        8,878              302,055
Precision Drilling Corp.*                           9,225              309,341
Rogers Communications, Inc., Class B*              20,900              222,567
The Toronto-Dominion Bank                          18,769              413,797
                                                                    ----------
                                                                     2,852,811
                                                                    ----------
Finland--3.6%
Kymmene Oyj                                        30,000              387,548
Nokia Oyj ADR                                      47,000              658,470
Stora Enso Oyj                                     48,700              448,613
                                                                    ----------
                                                                     1,494,631
                                                                    ----------
France--5.4%
Axa                                                16,600              195,804
BNP Paribas SA                                     10,100              404,086
Pernod-Ricard SA                                    5,400              459,760
Schneider Electric SA                               9,000              420,907
Technip                                             3,200              218,902
Total Fina SA, Class B                              4,030              509,623
                                                                    ----------
                                                                     2,209,082
                                                                    ----------
Germany--3.0%
Altana AG                                           5,250              246,101
BASF AG                                            11,450              425,768
Deutsche Bank AG                                    4,900              205,657
Stada Arzneimittel                                  7,060              333,257
                                                                    ----------
                                                                     1,210,783
                                                                    ----------
Greece--1.8%
Greek Organization of Football Prognostics         36,300              300,750
Public Power Corp.                                 29,350              424,266
                                                                    ----------
                                                                       725,016
                                                                    ----------
Hong Kong--1.0%
Esprit Holdings Ltd.                              209,400              394,666
                                                                    ----------
Hungary--0.8%
OTP Bank                                           33,600              328,498
                                                                    ----------
Ireland--3.7%
Anglo Irish Bank Corp. Plc                        139,900              997,428
Ryanair Holdings Plc*                              79,600              537,143
                                                                    ----------
                                                                     1,534,571
                                                                    ----------
Israel--1.1%
Teva Pharmaceutical Industries Ltd. ADR            11,260              468,979
                                                                    ----------

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                      Shares             Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued
Italy--5.3%
Banca Nazionale del Lavoro S.p.A.                    342,000       $   430,993
Banco Popolare di Verona e Novara Scrl*               61,033           691,965
ENI Spa                                               44,750           597,119
Mediaset Spa                                          30,500           231,417
Saipem Spa                                            36,000           226,053
                                                                   -----------
                                                                     2,177,547
                                                                   -----------
Japan--14.6%
Bridgestone Corp.                                     33,400           394,039
Canon, Inc.                                           10,000           350,625
Daiwa House Industry Co. Ltd.                         38,000           219,809
Honda Motor Co. Ltd.                                  10,200           341,224
Japan Telecom Holdings Co. Ltd.                          108           293,610
JGC Corp.                                             56,000           400,762
Kaneka Corp.                                          35,000           165,107
Keyence Corp.                                          2,610           405,398
KYOCERA Corp.                                          3,300           164,336
Mabuchi Motor Co. Ltd.                                 2,900           222,028
Mitsui Fudosan Co. Ltd.                               52,000           299,471
Nippon Oil Corp.                                      55,000           232,437
Nissan Motor Co. Ltd.                                 56,000           374,677
Nitto Denko Corp.                                     10,800           289,951
NSK Ltd.                                              84,000           229,075
NTT DoCoMo, Inc.                                          93           174,067
ROHM Co. Ltd.                                          2,200           239,424
Seven-Eleven Japan Co. Ltd.                            6,000           159,052
Sharp Corp.                                           21,000           208,088
Sumitomo Mitsui Financial Group, Inc.                     44            79,001
Takeda Chemical Industries Ltd.                        4,400           165,082
Tokyo Electron Ltd.                                    5,100           200,415
Uni-Charm Corp.                                        9,600           378,878
                                                                   -----------
                                                                     5,986,556
                                                                   -----------
Mexico--0.6%
Wal-Mart de Mexico SA de CV, Series V                 95,600           233,080
                                                                   -----------
Netherlands--4.4%
Heineken NV                                           11,400           422,418
Kon KPN*                                             113,700           728,826
Koninklijke (Royal) Philips Electronics NV            12,800           200,797
TPG NV                                                30,000           456,555
                                                                   -----------
                                                                     1,808,596
                                                                   -----------
Russia--1.0%
OAO LUKoil ADR                                         7,500           415,200
                                                                   -----------
South Africa--2.2%
Anglo American Plc                                    35,200           499,766
AngloGold Ltd.                                         6,500           194,792
Impala Platinum Holdings Ltd.                          4,000           203,164
                                                                   -----------
                                                                       897,722
                                                                   -----------
South Korea--1.0%
Samsung Electronics                                    1,840           417,714
                                                                   -----------
Spain--2.7%
Altadis SA                                            11,200           272,764
Banco Popular Espanol SA                              11,500           496,455
Grupo Ferrovial SA                                    13,800           357,447
                                                                   -----------
                                                                     1,126,666
                                                                   -----------

LOOMIS SAYLES EQUITY FUNDS

                                                     Shares             Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Sweden--0.8%
Autoliv, Inc. ADR                                    16,000      $    311,692
                                                                 ------------
Switzerland--4.9%
Converium Holding AG*                                 9,200           387,426
Credit Suisse Group                                  10,900           189,243
Nestle SA                                             1,100           217,391
Novartis AG                                          21,000           776,514
UBS AG                                               10,100           429,057
                                                                 ------------
                                                                    1,999,631
                                                                 ------------
Thailand--1.0%
Siam Cement Public Co. Ltd.                          13,300           421,454
                                                                 ------------
United Kingdom--24.7%
Barclays Plc                                         77,000           443,862
Billiton Plc                                         82,885           414,954
BP Amoco Plc                                        104,300           660,943
British Sky Broadcasting Group Plc*                  62,600           619,384
Diageo Plc                                           64,700           663,153
GlaxoSmithKline Plc                                  49,800           875,365
Hilton Group Plc                                    232,400           505,583
Imperial Tobacco Group Plc                           29,000           460,287
Kingfisher Plc                                      274,650           997,636
Lloyds TSB Group Plc                                 38,400           195,277
Next Plc                                             38,000           509,514
Pearson Plc                                          50,225           381,134
Reckitt Benckiser Plc                                26,600           435,637
Royal Bank of Scotland Group Plc                     44,543         1,002,441
United Utilities Plc                                 46,300           428,492
Vodafone Group Plc                                  725,640         1,294,984
William Hill Plc                                     66,700           230,956
                                                                 ------------
                                                                   10,119,602
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified Cost $39,752,025)                                    39,455,874
                                                                 ------------
PREFERRED STOCKS--0.5% of net assets
Germany--0.5%
Porsche AG                                              700           195,660
                                                                 ------------
TOTAL PREFERRED STOCKS
  (Identified Cost $275,849)                                          195,660
                                                                 ------------
TOTAL INVESTMENTS--96.7%
  (Identified Cost $40,027,874)@                                   39,651,534
  Cash and Other Assets, Less Liabilities--3.3%                     1,369,333
                                                                 ------------
NET ASSETS--100%                                                 $ 41,020,867
                                                                 ============

+ See Note 1.

* Non-income producing security

@ At March 31, 2003, the net unrealized depreciation on investments based on cost of $40,027,874 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,988,014 and $2,364,354, respectively, resulting in net unrealized depreciation of $376,340.

Key to abbreviations: ADR: American Depository Receipt

      Ten Largest Sector Holdings at March 31, 2003 as a Percentage of Net Assets

Banks/Savings & Loans          12.3%           Pharmaceutical                       4.0%
Oil & Gas                       6.3            Beverages                            3.8
Metals & Mining                 5.1            Telecommunications - ireless         3.6
Media & Entertainment           4.5            Diversified Financials               3.2
Retail - Multiline              4.3            Energy Equipment & Services          2.9

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Research Fund
                                                Shares                 Value +
-------------------------------------------------------------------------------
COMMON STOCKS--99.0% of net assets

Aerospace/Defense--2.0%
Honeywell International, Inc.                    8,650              $  184,764
Northrop Grumman Corp.                           2,000                 171,600
                                                                    ----------
                                                                       356,364
                                                                    ----------
Airlines--1.2%
Southwest Airlines Co.                          13,975                 200,681
                                                                    ----------
Banks/Savings & Loans--7.3%
Bank of America Corp.                            7,000                 467,880
KeyCorp                                          7,950                 179,352
U.S. Bancorp                                    14,475                 274,736
Wells Fargo & Co.                                7,750                 348,672
                                                                    ----------
                                                                     1,270,640
                                                                    ----------
Beverages--2.0%
Anheuser-Busch Cos., Inc.                        7,400                 344,914
                                                                    ----------

Biotechnology--1.9%
Amgen, Inc.*                                     5,650                 325,158
                                                                    ----------
Broadcasting--1.4%
Clear Channel Communications, Inc.*              7,450                 252,704
                                                                    ----------
Chemicals--0.9%
Praxair, Inc.                                    2,700                 152,145
                                                                    ----------
Communications Equipment--1.8%
Cisco Systems, Inc.*                            23,775                 308,600
                                                                    ----------
Computers & Peripherals--1.6%
Dell Computer Corp.*                            10,400                 284,024
                                                                    ----------
Diversified Financials--7.0%
American Express Co.                             6,250                 207,687
Citigroup, Inc.                                 16,091                 554,335
J.P. Morgan Chase & Co.                          9,025                 213,983
Lehman Brothers Holdings, Inc.                   4,300                 248,325
                                                                    ----------
                                                                     1,224,330
                                                                    ----------
Food--2.2%
Kellogg Co.                                      7,575                 232,174
Kraft Foods, Inc., Class A                       5,625                 158,625
                                                                    ----------
                                                                       390,799
                                                                    ----------
Food & Drug Retailing--1.6%
SYSCO Corp.                                     10,900                 277,296
                                                                    ----------
Forest & Paper Products--1.6%
Bowater, Inc.                                    3,825                 142,099
International Paper Co.                          4,100                 138,580
                                                                    ----------
                                                                       280,679
                                                                    ----------
Freight Transportation--1.0%
CSX Corp.                                        6,225                 177,537
                                                                    ----------
Healthcare--Drugs--3.8%
Allergan, Inc.                                   3,275                 223,388
Forest Laboratories, Inc.*                       8,150                 439,855
                                                                    ----------
                                                                       663,243
                                                                    ----------

LOOMIS SAYLES EQUITY FUNDS

                                                    Shares             Value +
-------------------------------------------------------------------------------
COMMON STOCKS--continued

Healthcare--Equipment & Supplies--6.4%
Boston Scientific Corp.*                             7,850          $  319,966
Medtronic, Inc.                                      4,825             217,704
St. Jude Medical, Inc.*                              5,175             252,281
Zimmer Holdings, Inc.*                               6,600             320,958
                                                                     ---------
                                                                     1,110,909
                                                                     ---------
Healthcare--Providers & Services--3.2%
Amerisource Corp.                                    3,375             177,188
Tenet Healthcare Corp.*                             10,550             176,185
UnitedHealth Group, Inc.                             2,250             206,257
                                                                     ---------
                                                                       559,630
                                                                     ---------
Hotels, Restaurant & Leisure--3.5%
Carnival Corp.                                      14,600             352,006
Hilton Hotels Corp.                                 22,950             266,449
                                                                     ---------
                                                                       618,455
                                                                     ---------
Household Products--3.1%
Procter & Gamble Co.                                 5,975             532,074
                                                                     ---------
Industrial Conglomerates--4.0%
3M Co.                                               3,850             500,615
Tyco International Ltd.                             15,075             193,865
                                                                     ---------
                                                                       694,480
                                                                     ---------
Information Technology--Consulting
 & Services--0.9%
Affiliated Computer Services, Inc.,
 Class A*                                            3,550             157,123
                                                                     ---------
Insurance--5.4%
Ace Ltd.                                             9,550             276,472
American International Group, Inc.                   9,375             463,594
Prudential Financial, Inc.*                          6,850             200,363
                                                                     ---------
                                                                       940,429
                                                                     ---------
Machinery--2.6%
Danaher Corp.                                        3,900             256,464
Ingersoll-Rand Co., Class A                          5,325             205,492
                                                                     ---------
                                                                       461,956
                                                                     ---------
Media & Entertainment--2.3%
Viacom, Inc., Class B*                              10,975             400,807
                                                                     ---------
Oil & Gas--6.4%
ConocoPhillips                                       3,050             163,480
Exxon Mobil Corp.                                   18,325             640,459
Halliburton Co.                                     14,950             309,913
                                                                     ---------
                                                                     1,113,852
                                                                     ---------
Pharmaceutical--0.7%
Pfizer, Inc.                                         4,125             128,535
                                                                     ---------
Retail--Multiline--5.5%
Kohl's Corp.*                                        6,950             393,231
Target Corp.                                         8,400             245,784
Wal-Mart Stores, Inc.                                6,000             312,180
                                                                     ---------
                                                                       951,195
                                                                     ---------

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                         Shares                Value +
--------------------------------------------------------------------------------------
COMMON STOCKS--continued

Semiconductor Equipment & Products--4.9%
Intel Corp.                                              10,975          $    178,673
Maxim Integrated Products, Inc.                           7,650               276,318
NVIDIA Corp.*                                            18,475               237,403
Texas Instruments, Inc.                                   9,875               161,654
                                                                         ------------
                                                                              854,048
                                                                         ------------
Software--5.9%
BEA Systems, Inc.*                                       18,500               188,515
Electronic Arts, Inc.*                                    4,000               234,560
Microsoft Corp.                                          17,975               435,175
Symantec Corp.*                                           4,250               166,515
                                                                         ------------
                                                                            1,024,765
                                                                         ------------
Telecommunication Services--Diversified--3.0%
BellSouth Corp.                                           8,775               190,154
CenturyTel, Inc.                                          5,150               142,140
SBC Communications, Inc.                                  9,350               187,561
                                                                         ------------
                                                                              519,855
                                                                         ------------
Telecommunications--0.8%
Sprint Corp.                                             11,600               136,300
                                                                         ------------
Utilities--Electric--3.1%
Entergy Corp.                                             7,150               344,272
Public Service Enterprise Group, Inc.                     5,200               190,788
                                                                         ------------
                                                                              535,060
                                                                         ------------
TOTAL COMMON STOCKS
  (Identified Cost $17,882,927)                                            17,248,587
                                                                         ------------

                                                         Face Amount
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--0.9% of net assets

Repurchase Agreement with State Street Corp.,
 dated 3/31/03 at 0.500% to be repurchased
 at $162,002 on 4/01/03 collateralized by
 $140,000 U.S. Treasury Bond, 6.250% due
 5/15/30 with a value of $170,259                        $ 162,000            162,000
                                                                         ------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $162,000)                                                 162,000
                                                                         ------------
TOTAL INVESTMENTS--99.9%
   (Identified Cost $18,044,927)@                                          17,410,587
   Cash and Other Assets, Less Liabilities--0.1%                               12,804
                                                                         ------------
NET ASSETS--100%                                                         $ 17,423,391
                                                                         ============

+ See Note 1.

* Non-income producing security

@ At March 31, 2003, the net unrealized depreciation on investments based on cost of $18,044,927 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $720,658 and $1,354,998, respectively, resulting in net unrealized depreciation of $634,340.

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Small Cap Growth Fund
                                                     Shares             Value +
--------------------------------------------------------------------------------
COMMON STOCKS--95.3% of net assets
Banks--2.0%
UCBH Holdings, Inc.                                  21,650          $  952,167
                                                                     ----------
Biotechnology--6.7%
Affymetrix, Inc.*                                    25,800             670,800
Alkermes, Inc.*                                      54,275             492,274
ICOS Corp.*                                          12,775             239,020
Integra LifeSciences Holdings*                       30,675             705,525
Neurocrine Biosciences, Inc.*                         6,200             259,036
Telik, Inc.*                                         31,925             429,072
Trimeris, Inc.*                                       8,175             336,647
                                                                     ----------
                                                                      3,132,374
                                                                     ----------
Broadcasting--1.4%
Radio One, Inc., Class D*                            50,750             671,930
                                                                     ----------
Business Services--1.3%
Documentum, Inc.*                                    47,425             622,216
                                                                     ----------
Commercial Services & Supplies--6.8%
Corinthian Colleges, Inc.*                           17,225             680,388
Corporate Executive Board Co.*                       20,075             715,071
Education Management Corp.*                          14,375             571,694
FTI Consulting, Inc.*                                18,200             841,204
Strayer Education, Inc.                               6,900             378,810
                                                                     ----------
                                                                      3,187,167
                                                                     ----------
Communications Equipment--5.0%
Emulex Corp.*                                        37,775             723,391
McDATA Corp., Class A*                              100,425             862,651
NetScreen Technologies, Inc.*                        46,350             777,753
                                                                     ----------
                                                                      2,363,795
                                                                     ----------
Computers & Peripherals--1.3%
Skyworks Solutions, Inc.*                            98,550             613,967
                                                                     ----------
Consumer Services--1.5%
Leapfrog Enterprises, Inc.*                          30,575             728,908
                                                                     ----------
Diversified Financials--1.1%
Investors Financial Services Corp.                   21,125             514,394
                                                                     ----------
Education--1.0%
ITT Educational Services, Inc.*                      16,550             463,400
                                                                     ----------
Electronic Equipment & Instruments--1.8%
FLIR Systems, Inc.*                                  17,675             837,972
                                                                     ----------
Energy Equipment & Services--6.4%
Grant Prideco, Inc.*                                 77,550             935,253
Key Energy Services, Inc.*                           46,875             472,500
Maverick Tube Corp.*                                 41,075             763,995
Patterson-UTI Energy, Inc.*                          26,600             860,776
                                                                     ----------
                                                                      3,032,524
                                                                     ----------
Healthcare--Drugs--1.5%
Angiotech Pharmaceuticals, Inc.*                     34,650             690,228
                                                                     ----------
Healthcare Providers--0.8%
CTI Molecular Imaging, Inc.*                         18,450             361,620
                                                                     ----------

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                         Shares            Value +
----------------------------------------------------------------------------------
COMMON STOCKS--continued

Healthcare--Providers & Services--7.1%
Advisory Board Co.*                                      23,725        $  829,188
Covance, Inc.*                                           35,900           830,008
Odyssey Healthcare, Inc.*                                36,900           877,113
United Surgical Partners International, Inc.*            43,375           802,004
                                                                       ----------
                                                                        3,338,313
                                                                       ----------
Hotels, Restaurant & Leisure--7.1%
P.F. Chang's China Bistro, Inc.*                         25,300           936,100
Panera Bread Co., Class A*                               19,975           609,038
Penn National Gaming, Inc.*                              50,400           894,600
Station Casinos, Inc.*                                   43,250           913,007
                                                                       ----------
                                                                        3,352,745
                                                                       ----------
Information Technology--Consulting
  & Services--3.4%
Avocent Corp.*                                           28,525           665,773
Cognizant Technology Solutions Corp.*                    13,625           917,644
                                                                       ----------
                                                                        1,583,417
                                                                       ----------
Internet Software--0.9%
webMethods, Inc.*                                        46,850           427,741
                                                                       ----------
Internet Software & Services--3.2%
DoubleClick, Inc.*                                       51,300           398,601
United Online, Inc.*                                     63,025         1,086,551
                                                                       ----------
                                                                        1,485,152
                                                                       ----------
Media & Entertainment--2.4%
Entercom Communications Corp.*                           15,500           680,605
Getty Images, Inc.*                                      16,525           453,776
                                                                       ----------
                                                                        1,134,381
                                                                       ----------
Oil & Gas--1.4%
Evergreen Resources, Inc.*                               14,550           659,260
                                                                       ----------
Pharmaceutical--2.4%
Pharmaceutical Resources, Inc.*                          13,975           593,658
The Medicines Co.*                                       27,675           515,862
                                                                       ----------
                                                                        1,109,520
                                                                       ----------
Retail--Specialty--6.0%
Cost Plus, Inc.*                                         31,575           831,054
Gart Sports Co.*                                         27,425           523,269
Hot Topic, Inc.*                                         32,150           749,417
PETCO Animal Supplies, Inc.*                             37,625           709,231
                                                                       ----------
                                                                        2,812,971
                                                                       ----------
Semiconductor Equipment & Products--10.3%
Cabot Microelectronics Corp.*                            19,075           798,670
Cymer, Inc.*                                             25,250           597,163
Integrated Circuit Systems, Inc.                         29,200           633,640
Integrated Device Technology, Inc.*                      66,975           531,782
Intersil Corp., Class A*                                 57,625           896,645
Micrel, Inc.*                                            72,275           666,375
OmniVision Technologies, Inc.*                           34,575           716,394
                                                                       ----------
                                                                        4,840,669
                                                                       ----------

LOOMIS SAYLES EQUITY FUNDS

                                                      Shares           Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Software--12.5%
Business Objects SA ADR*                              48,875       $   799,106
F5 Networks, Inc.*                                    51,000           644,130
Informatica Corp.*                                    69,550           448,598
Kronos, Inc.*                                         25,475           892,899
Quest Software, Inc.*                                100,025           900,225
RSA Security, Inc.*                                  100,325           712,307
SERENA Software, Inc.*                                45,225           721,836
Take-Two Interactive Software, Inc.*                  33,475           748,166
                                                                   -----------
                                                                     5,867,267
                                                                   -----------
TOTAL COMMON STOCKS
  (Identified Cost $43,939,703)                                     44,784,098
                                                                   -----------
TOTAL INVESTMENTS--95.3%
  (Identified Cost $43,939,703)@                                    44,784,098
  Cash and Other Assets, Less Liabilities--4.7%                      2,225,897
                                                                   -----------
NET ASSETS--100%                                                   $47,009,995
                                                                   ===========

+ See Note 1.

* Non-income producing security

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $43,939,703 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,403,077 and $2,558,682, respectively, resulting in net unrealized appreciation of $844,395.

Key to abbreviations: ADR: American Depository Receipt

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Small Cap Value Fund
                                                    Shares            Value +
--------------------------------------------------------------------------------
COMMON STOCKS--94.8% of net assets

Aerospace/Defense--0.4%
United Defense Industries, Inc.*                    67,575        $ 1,462,323
                                                                  -----------
Automobile & Components--1.4%
Cooper Tire & Rubber Co.                           130,200          1,588,440
Lear Corp.*                                         43,400          1,534,190
Monaco Coach Corp.*                                186,675          1,933,953
                                                                  -----------
                                                                    5,056,583
                                                                  -----------
Banks/Savings & Loans--10.0%
Boston Private Financial Holdings, Inc.            143,425          2,145,638
Commercial Federal Corp.                            70,300          1,526,916
CVB Financial Corp.                                131,250          2,543,625
Downey Financial Corp.                              85,050          3,351,820
East West Bancorp, Inc.                             76,100          2,347,685
First Midwest Bancorp, Inc.                        113,675          2,933,952
First Niagara Financial Group, Inc.                337,973          3,971,521
F.N.B. Corp.                                        50,300          1,440,592
Gold Banc Corp., Inc.                              303,175          2,428,432
New York Community Bancorp, Inc.                    48,800          1,454,240
Port Financial Corp.                                65,600          3,135,024
Provident Financial Services, Inc.                 235,775          3,727,603
Republic Bancorp, Inc.                             234,577          2,763,317
Umpqua Holdings Corp.                              109,425          1,979,498
                                                                  -----------
                                                                   35,749,863
                                                                  -----------
Building Products--1.8%
ElkCorp                                            158,150          3,004,850
Lennox International, Inc.                         246,250          3,546,000
                                                                  -----------
                                                                    6,550,850
                                                                  -----------
Chemicals--3.6%
Ferro Corp.                                        126,850          2,710,785
Great Lakes Chemical Corp.                          78,775          1,748,805
Olin Corp.                                         123,800          2,249,446
Scotts Co.*                                         17,300            896,140
Spartech Corp.                                     182,400          3,527,616
The Valspar Corp.                                   42,825          1,752,827
                                                                  -----------
                                                                   12,885,619
                                                                  -----------
Commercial Services & Supplies--4.4%
Arbitron, Inc.*                                     79,350          2,515,395
Kelly Services, Inc., Class A                       86,750          1,866,860
Navigant Consulting, Inc.*                         350,775          1,859,108
NCO Group, Inc.*                                   119,050          1,726,225
NDC Health Corp.                                    57,400            962,598
Pegasus Solutions, Inc.*                           101,625          1,138,200
Viad Corp.                                         141,825          3,040,728
Waste Connections, Inc.*                            72,125          2,488,312
                                                                  -----------
                                                                   15,597,426
                                                                  -----------
Communications Equipment--1.3%
Adaptec, Inc.*                                     162,100            977,463
ADTRAN, Inc.*                                       56,325          2,022,631
Tekelec*                                           187,625          1,628,585
                                                                  -----------
                                                                    4,628,679
                                                                  -----------

LOOMIS SAYLES EQUITY FUNDS

                                                   Shares               Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued
Computers & Peripherals--1.7%
Cray, Inc.*                                       206,150            $ 1,364,713
Imation Corp.*                                     94,950              3,534,039
Maxtor Corp.*                                     199,225              1,121,637
                                                                     -----------
                                                                       6,020,389
                                                                     -----------
Containers & Packaging--0.5%
Rock-Tenn Co., Class A                            140,750              1,801,600
                                                                     -----------
Diversified Financials--1.3%
Affiliated Managers Group, Inc.*                   56,150              2,334,156
Federated Investors, Inc., Class B                 89,525              2,278,411
                                                                     -----------
                                                                       4,612,567
                                                                     -----------
Electrical Equipment--2.6%
American Power Conversion Corp.*                  169,875              2,419,020
AMETEK, Inc.                                       94,100              3,106,241
C&D Technologies, Inc.                             58,500                700,830
Varian, Inc.                                      103,025              2,952,696
                                                                     -----------
                                                                       9,178,787
                                                                     -----------
Electronic Components--0.8%
CommScope, Inc.*                                  165,300              1,239,750
FEI Co.*                                          101,800              1,624,728
                                                                     -----------
                                                                       2,864,478
                                                                     -----------
Electronic Equipment & Instruments--0.6%
Technitrol, Inc.                                  150,400              2,201,856
                                                                     -----------
Electronics--Office--0.7%
IKON Office Solutions, Inc.                       357,700              2,539,670
                                                                     -----------
Energy Equipment & Services--2.2%
Atwood Oceanics, Inc.*                             75,500              1,905,620
Grey Wolf, Inc.*                                  732,825              2,887,330
Hydril Co.*                                        58,950              1,473,161
TETRA Technologies, Inc.*                          72,575              1,669,225
                                                                     -----------
                                                                       7,935,336
                                                                     -----------
Food--1.8%
Flowers Foods, Inc.                                78,425              2,148,061
Ralcorp Holdings, Inc.*                           163,850              4,266,654
                                                                     -----------
                                                                       6,414,715
                                                                     -----------
Food--Packaged & Miscellaneous--0.6%
Hain Celestial Group, Inc.*                       146,125              2,207,949
                                                                     -----------
Forest & Paper Products--0.2%
Boise Cascade Corp.                                37,875                827,569
                                                                     -----------
Freight Transportation--2.1%
Genesee & Wyoming, Inc., Class A*                 162,825              2,523,788
Landstar System, Inc.*                             47,325              2,718,821
Yellow Corp.*                                      90,825              2,191,607
                                                                     -----------
                                                                       7,434,216
                                                                     -----------
Healthcare--Equipment & Supplies--2.2%
Cytyc Corp.*                                      133,150              1,737,607
Invacare Corp.                                     22,375                704,589
Sybron Dental Specialties, Inc.*                  143,875              2,510,619
The Cooper Cos., Inc.                               5,825                174,167

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                      Shares           Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Healthcare--Equipment & Supplies--continued
Ventana Medical Systems, Inc.*                        86,675       $ 1,741,301
Wright Medical Group, Inc.*                           61,825         1,083,174
                                                                   -----------
                                                                     7,951,457
                                                                   -----------
Healthcare--Providers & Services--1.0%
Omnicare, Inc.                                        64,050         1,742,801
Renal Care Group, Inc.*                               61,175         1,907,436
                                                                   -----------
                                                                     3,650,237
                                                                   -----------
Hotels, Restaurant & Leisure--3.1%
Applebee's International, Inc.                       115,325         3,233,713
CEC Entertainment, Inc.*                              99,700         2,712,837
Dover Downs Entertainment, Inc.                      168,065         1,662,163
Fairmont Hotels & Resorts, Inc.                      156,775         3,527,437
                                                                   -----------
                                                                    11,136,150
                                                                   -----------
Household Durables--2.7%
Blyth, Inc.                                           40,100         1,019,743
Furniture Brands International, Inc.*                196,875         3,850,875
Harman International Industries, Inc.                 28,575         1,673,638
Standard Pacific Corp.                               125,700         3,206,607
                                                                   -----------
                                                                     9,750,863
                                                                   -----------
Information Technology--Consulting
& Services--0.4%
Anteon International Corp.*                           68,400         1,535,580
                                                                   -----------
Insurance--4.8%
American Financial Group, Inc.                       129,100         2,562,635
AmerUs Group Co.                                      93,850         2,303,079
Endurance Specialty Holdings Ltd.*                   109,650         2,652,433
Platinum Underwriters Holdings Ltd.                   93,575         2,372,126
PMA Capital Corp., Class A                           163,925         1,109,772
ProAssurance Corp.*                                   92,900         2,185,008
Protective Life Corp.                                 72,950         2,082,723
RLI Corp.                                             69,400         1,864,778
                                                                   -----------
                                                                    17,132,554
                                                                   -----------
Machinery--5.3%
Actuant Corp., Class A*                              101,250         3,558,937
CLARCOR, Inc.                                         84,450         3,057,090
Gardner Denver, Inc.*                                127,875         2,352,900
IDEX Corp.                                            90,775         2,632,475
Mueller Industries, Inc.*                             99,775         2,491,382
Reliance Steel & Aluminum Co.                        108,200         1,633,820
Robbins & Myers, Inc.                                111,700         1,503,482
Stewart & Stevenson Services, Inc.                   144,500         1,575,050
                                                                   -----------
                                                                    18,805,136
                                                                   -----------
Media & Entertainment--7.3%
A.H. Belo Corp., Series A                             87,850         1,779,841
ADVO, Inc.*                                           94,050         3,103,650
Harte-Hanks, Inc.                                    115,600         2,207,960
John Wiley & Son, Inc., Class A                      211,800         4,803,624
R.H. Donnelley Corp.*                                198,550         5,892,964
Regent Communications, Inc.*                         307,675         1,461,456
Saga Communications, Inc., Class A*                  148,875         2,575,537
Scholastic Corp.*                                     54,875         1,476,138
Westwood One, Inc.*                                   88,925         2,778,017
                                                                   -----------
                                                                    26,079,187
                                                                   -----------

LOOMIS SAYLES EQUITY FUNDS

                                                   Shares             Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Metals & Mining--0.7%
Quanex Corp.                                        80,250        $ 2,543,925
                                                                  -----------

Multi-Utilities & Unregulated Power--1.3%
Energy East Corp.                                   55,900            995,020
Texas Genco Holdings, Inc.                          78,625          1,367,289
Vectren Corp.                                      101,750          2,188,642
                                                                  -----------
                                                                    4,550,951
                                                                  -----------
Mutual Funds--1.4%
iShares Russell 2000 Value Index Fund               46,550          4,934,300
                                                                  -----------
Office Equipment--0.2%
School Specialty, Inc.*                             40,850            725,905
                                                                  -----------
Oil & Gas--1.5%
Evergreen Resources, Inc.*                          62,000          2,809,220
Patina Oil & Gas Corp.                              27,425            902,282
Remington Oil & Gas Corp.*                          85,500          1,456,065
                                                                  -----------
                                                                    5,167,567
                                                                  -----------
Pharmaceutical--3.2%
CIMA Labs, Inc.*                                   129,250          2,804,725
Medicis Pharmaceutical Corp., Class A*              50,875          2,828,141
Perrigo Co.                                        476,675          5,662,899
                                                                  -----------
                                                                   11,295,765
                                                                  -----------
Real Estate Investment Trusts--5.8%
Bedford Property Investors, Inc.                   123,000          3,215,220
CBL & Associates Properties, Inc.                   74,750          3,034,102
Corporate Office Properties Trust                  203,925          3,038,482
Heritage Property Investment Trust                 135,400          3,391,770
LaSalle Hotel Properties                            77,125            921,644
Liberty Property Trust                              77,975          2,440,618
RFS Hotel Investors, Inc.                          178,850          1,734,845
The Macerich Co.                                    88,450          2,802,096
                                                                  -----------
                                                                   20,578,777
                                                                  -----------
Retail--General--0.6%
BJ's Wholesale Club, Inc.*                         194,650          2,199,545
                                                                  -----------
Retail--Specialty--2.6%
AnnTaylor Stores Corp.*                             61,250          1,257,463
Cole National Corp.*                               104,175            937,575
Genesco, Inc.*                                     186,150          2,647,053
Hughes Supply, Inc.                                101,225          2,357,530
Men's Wearhouse, Inc.*                             139,900          2,092,904
                                                                  -----------
                                                                    9,292,525
                                                                  -----------
Semiconductor Equipment & Products--3.1%
Actel Corp.*                                       112,150          1,913,279
Cymer, Inc.*                                        52,425          1,239,851
DSP Group, Inc.*                                   221,800          4,021,234
Integrated Circuit Systems, Inc.*                  110,900          2,406,530
Semtech Corp.*                                      99,150          1,502,123
                                                                  -----------
                                                                   11,083,017
                                                                  -----------
Software--2.6%
ANSYS, Inc.*                                        43,825          1,049,609
Autodesk, Inc.                                     181,475          2,769,308

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                      Shares             Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Software--continued
Concord Communications, Inc.*                         55,875       $     478,849
Hyperion Solutions Corp.*                             59,625           1,445,906
National Instruments Corp.*                           57,250           2,019,208
NetIQ Corp.*                                         130,675           1,458,333
                                                                   -------------
                                                                       9,221,213
                                                                   -------------
Telecommunication Services--
 Diversified--0.9%
Commonwealth Telephone
 Enterprises, Inc.*                                   81,200           3,152,184
                                                                   -------------
Textiles, Apparel & Luxury
 Goods--0.9%
Fossil, Inc.*                                         58,925           1,014,688
Liz Claiborne, Inc.                                   72,050           2,227,786
                                                                   -------------
                                                                       3,242,474
Transportation--0.5%
SCS Transportation, Inc.*                            155,625           1,646,513
                                                                   -------------
Utilities--0.4%
Energen Corp.                                         41,975           1,345,719
                                                                   -------------
Utilities--Electric--1.2%
Allete, Inc.                                         131,675           2,733,573
Black Hills Corp.                                     51,475           1,415,048
                                                                   -------------
                                                                       4,148,621
Utilities--Gas--1.9%
AGL Resources, Inc.                                  142,450           3,366,093
New Jersey Resources Corp.                           109,075           3,561,299
                                                                   -------------
                                                                       6,927,392
Utilities--Water--1.2%
American States Water Co.                             83,700           2,000,430
Philadelphia Suburban Corp.                          105,850           2,323,407
                                                                   -------------
                                                                       4,323,837
TOTAL COMMON STOCKS
 (Identified Cost $338,059,444)                                     338,391,869
                                                                   -------------

                                                    Face Amount
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--5.7% of net assets
Commercial Paper--5.7%
UBS Finance, Inc., 1.280%, 4/01/03                 $ 20,492,000          20,492,000
                                                                      -------------
TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $20,492,000)                                          20,492,000
                                                                      -------------
TOTAL INVESTMENTS--100.5%
  (Identified Cost $358,551,444)@                                       358,883,869
  Liabilities, Less Cash and Other
   Assets--(0.5%)                                                        (1,797,976)
                                                                      -------------
NET ASSETS--100%                                                      $ 357,085,893
                                                                      =============

+ See Note 1.
* Non-income producing security
@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $358,551,444 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $27,028,269 and $26,695,844, respectively, resulting in net unrealized appreciation of $332,425.

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Value Fund

                                                   Shares                Value +
--------------------------------------------------------------------------------
COMMON STOCKS--95.9% of net assets

Aerospace/Defense--4.0%
Honeywell International, Inc.                      22,725            $  485,406
Northrop Grumman Corp.                              9,800               840,840
                                                                     ----------
                                                                      1,326,246
                                                                     ----------
Banks/Savings & Loans--14.1%
Bank of America Corp.                              17,300             1,156,332
Comerica, Inc.                                      8,275               313,457
KeyCorp                                            20,375               459,660
PNC Financial Services Group                       12,225               518,095
U.S. Bancorp                                       36,000               683,280
Washington Mutual, Inc.                            23,500               828,845
Wells Fargo & Co.                                  16,000               719,840
                                                                     ----------
                                                                      4,679,509
                                                                     ----------
Building Products--1.8%
Masco Corp.                                        31,825               592,582
                                                                     ----------
Chemicals--2.1%
Praxair, Inc.                                      12,300               693,105
                                                                     ----------
Commercial Services & Supplies--2.0%
Waste Management, Inc.                             30,725               650,756
                                                                     ----------
Computers & Peripherals--3.3%
Apple Computer, Inc.*                              31,850               450,359
Hewlett-Packard Co.                                41,775               649,601
                                                                     ----------
                                                                      1,099,960
                                                                     ----------
Diversified Financials--11.0%
American Express Co.                               22,550               749,337
Citigroup, Inc.                                    28,458               980,378
Federal Home Loan Mortgage Corp.                    9,950               528,345
J.P. Morgan Chase & Co.                            14,775               350,315
Lehman Brothers Holdings, Inc.                      9,475               547,181
Merrill Lynch & Co., Inc.                          14,050               497,370
                                                                     ----------
                                                                      3,652,926
                                                                     ----------
Food--2.0%
Kellogg Co.                                         5,225               160,146
Kraft Foods, Inc., Class A                         18,000               507,600
                                                                     ----------
                                                                        667,746
                                                                     ----------
Forest & Paper Products--1.9%
Bowater, Inc.                                       8,775               325,991
International Paper Co.                             9,075               306,735
                                                                     ----------
                                                                        632,726
                                                                     ----------
Healthcare--Equipment & Supplies--2.4%
Baxter International, Inc.                         15,500               288,920
McKesson Corp.                                     20,400               508,572
                                                                     ----------
                                                                        797,492
                                                                     ----------
Healthcare--Providers & Services--1.7%
Tenet Healthcare Corp.*                            33,700               562,790
                                                                     ----------
Hotels, Restaurant & Leisure--3.6%
Carnival Corp.                                     17,500               421,925
Harrah's Entertainment, Inc.*                       9,825               350,753
McDonald's Corp.                                   28,500               412,110
                                                                     ----------
                                                                      1,184,788
                                                                     ----------

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                       Shares           Value +
-------------------------------------------------------------------------------
COMMON STOCKS--continued

Industrial Conglomerates--1.6%
Tyco International Ltd.                                40,000       $   514,400
                                                                     ----------
Information Technology--Consulting
 & Services--1.5%
SunGard Data Systems, Inc.*                            23,150           493,095
                                                                     ----------
Insurance--6.0%
Allstate Corp.                                         15,400           510,818
Berkshire Hathaway, Inc., Class B*                        329           703,073
Lincoln National Corp.                                  9,500           266,000
Prudential Financial, Inc.*                            17,350           507,487
                                                                     ----------
                                                                      1,987,378
                                                                     ----------
Machinery--1.0%
Caterpillar, Inc.                                       6,775           333,330
                                                                     ----------
Media & Entertainment--6.7%
AOL Time Warner, Inc.*                                 39,475           428,699
General Motors Corp., Class H*                         41,875           469,000
Knight-Ridder, Inc.                                     5,350           312,975
McGraw-Hill Cos., Inc.                                  5,875           326,591
Walt Disney Co.                                        40,125           682,927
                                                                     ----------
                                                                      2,220,192
                                                                     ----------
Oil & Gas--11.0%
BP Amoco Plc ADR                                       17,300           667,607
ChevronTexaco Corp.                                    10,300           665,895
ConocoPhillips                                          7,950           426,120
Exxon Mobil Corp.                                      41,825         1,461,784
Halliburton Co.                                        19,825           410,972
                                                                     ----------
                                                                      3,632,378
                                                                     ----------
Pharmaceutical--5.8%
Abbott Laboratories                                    11,425           429,694
Bristol Myers Squibb Co.                               25,050           529,307
Merck & Co., Inc.                                      11,475           628,600
Pfizer, Inc.                                           10,875           338,865
                                                                     ----------
                                                                      1,926,466
                                                                     ----------
Retail--Specialty--1.1%
Gap Inc.                                               24,650           357,179
                                                                     ----------
Semiconductor Equipment &
 Products--0.8%
NVIDIA Corp.*                                          20,000           257,000
                                                                     ----------
Telecommunication Services--
 Diversified--4.3%
BellSouth Corp.                                        22,050           477,824
CenturyTel, Inc.                                       12,350           340,860
SBC Communications, Inc.                               30,200           605,812
                                                                     ----------
                                                                      1,424,496
                                                                     ----------
Telecommunications--1.2%
Sprint Corp.                                           35,275           414,481
                                                                     ----------
Utilities--Electric--5.0%
Constellation Energy Group                             32,225           893,599
Entergy Corp.                                          15,650           753,548
                                                                     ----------
                                                                      1,647,147
                                                                     ----------
TOTAL COMMON STOCKS
  (Identified Cost $35,484,333)                                      31,748,168
                                                                     ----------

LOOMIS SAYLES EQUITY FUNDS

                                                   Face Amount             Value+
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--3.8% of
 net assets
Commercial Paper--3.8%
UBS Finance, Inc., 1.280%, 4/01/03                 $ 1,265,000       $  1,265,000
                                                                     ------------
TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $1,265,000)                                          1,265,000
                                                                     ------------
TOTAL INVESTMENTS--99.7%
  (Identified Cost $36,749,333)@                                       33,013,168
  Cash and Other Assets, Less
   Liabilities--0.3%                                                       94,538
                                                                     ------------
NET ASSETS--100%                                                     $ 33,107,706
                                                                     ============

+ See Note 1.

* Non-income producing security

@ At March 31, 2003, the net unrealized depreciation on investments based on cost of $36,749,333 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $953,697 and $4,689,862, respectively, resulting in net unrealized depreciation of $3,736,165.

Key to abbreviations: ADR: American Depository Receipt

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Worldwide Fund

                                                                Face Amount       Value +
-----------------------------------------------------------------------------------------
BONDS AND NOTES--52.5% of net assets

NON-CONVERTIBLE BONDS--48.0%
Argentina--0.1%
  YPF Sociedad Anonima, 7.750%, 8/27/07                 USD         10,000      $   9,525
                                                                                ---------
Australia--1.5%
Queensland Treasury, 8.000%, 9/14/07                    AUD        100,000         67,657
South Australia Government Finance Authority,
Zero Coupon Bond, 12/21/15                                         220,000         66,744
                                                                                ---------
                                                                                  134,401
                                                                                ---------
Brazil--0.5%
Republic of Brazil, 8.875%, 4/15/24                     USD         75,000         48,562
                                                                                ---------
Canada--1.6%
Alcan, Inc., 5.500%, 5/02/06                            EUR         25,000         28,784
Brascan Corp., 8.125%, 12/15/08                         USD         25,000         28,629
Province of Ontario, 5.900%, 3/08/06                    CAD         35,000         24,939
Rogers Cablesystems Ltd., 9.650%, 1/15/14                           40,000         26,957
Teck Cominco Ltd., 7.000%, 9/15/12 USD                              15,000         14,976
Tembec Industries, Inc., 8.500%, 2/01/11                CAD         15,000         15,356
                                                                                ---------
                                                                                  139,641
                                                                                ---------
Chile--0.5%
Empresa Nacional de Electricidad SA,
  Series B, 8.500%, 4/01/09                             USD         50,000         45,304
                                                                                ---------
Costa Rica--0.2%
Republic of Costa Rica, 8.050%, 1/31/13 144A                        15,000         15,506
                                                                                ---------
Denmark--0.9%
Kingdom of Denmark, 4.000%, 8/15/08                     DKK        190,000         28,420
Kingdom of Denmark, 5.000%, 8/15/05                                360,000         55,420
                                                                                ---------
                                                                                   83,840
                                                                                ---------
Dominican Republic--0.2%
Republic of Dominican, 9.040%, 1/23/13 144A             USD         20,000         19,700
                                                                                ---------
Ecuador--0.1%
Republic of Ecuador, 6.000%, 8/15/30 144A                           25,000         13,138
                                                                                ---------
Germany--5.2%
Bayerische Vereinsbank, 6.000%, 1/23/06                 EUR         85,000        100,219
Eurohypo AG--Europaeische Hypothekenbank
der Deutschen Bank, 4.000%, 2/01/07                                150,000        168,688
Kreditanstalt Wiederauf, 5.250%, 1/04/10                           170,000        202,249
                                                                                ---------
                                                                                  471,156
                                                                                ---------
Ireland--0.3%
Republic of Ireland, 4.600%, 4/18/16                                25,000         27,762
                                                                                ---------
Italy--0.8%
Republic of Italy, 4.500%, 3/01/07                                  60,000         68,994
                                                                                ---------
Malaysia--1.0%
Telekom Malaysia Berhad, 7.875%, 8/01/25 144A           USD         25,000         25,894
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                       60,000         59,736
                                                                                ---------
                                                                                   85,630
                                                                                ---------
Mexico--3.1%
Gruma SA de CV, 7.625%, 10/15/07                        USD         30,000         30,300
Petroleos Mexicanos, 8.625%, 12/01/23 144A                         115,000        120,750

LOOMIS SAYLES EQUITY FUNDS

                                                                          Face Amount          Value +
------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Mexico--continued
TFM SA de CV, 11.750%, 6/15/09                              USD              10,000           $  9,200
United Mexican States, 8.300%, 8/15/31                                      110,000            118,250
                                                                                              --------
                                                                                               278,500
                                                                                              --------
Netherlands--2.6%
GMAC International Finance BV, 8.000%, 3/14/07              NZD              55,000             29,663
Kingdom of Netherlands, 5.500%, 1/15/28                     EUR              50,000             59,875
PTC International Finance BV, 10.750%, 7/01/07              USD              30,000             31,200
Repsol International Finance BV, 5.750%, 12/04/06           EUR             100,000            114,342
                                                                                              --------
                                                                                               235,080
                                                                                              --------
Norway--0.6%
Kingdom of Norway, 6.750%, 1/15/07                          NOK             380,000             55,152
                                                                                              --------
Peru--0.4%
Republic of Peru, 4.500%, 3/07/17
  (step to 5.000% on 3/07/05)#                              USD              50,000             39,815
                                                                                              --------
Russia--1.0%
Russian Federation, 5.000%, 3/31/30
(step to 7.500% on 3/31/07)#                                                100,000             86,450
                                                                                              --------
Singapore--0.1%
Flextronics International Ltd., 9.750%, 7/01/10             EUR              10,000             11,456
                                                                                              --------
South Korea--1.1%
Samsung Electronics Co. Ltd.,
  7.700%, 10/01/27 144A                                     USD             100,000             99,346
                                                                                              --------
Supranational--0.1%
Corporacion Andina De Fomento, 6.875%, 3/15/12                               10,000             10,313
                                                                                              --------
Sweden--0.7%
Government of Sweden, 5.250%, 3/15/11                       SEK             495,000             61,361
                                                                                              --------
United Kingdom--0.2%
United Kingdom Treasury, 6.250%, 11/25/10                   GBP              10,000             17,931
                                                                                              --------
United States--25.2%
American Standard, Inc., 8.250%, 6/01/09                                     10,000             16,127
AT&T Corp., 6.500%, 11/21/06                                EUR              10,000             11,020
Borden, Inc., 7.875%, 2/15/23                               USD             150,000             90,000
Chesapeake Energy Corp., 8.125%, 4/01/11                                     50,000             52,750
Chesapeake Energy Corp., 9.000%, 8/15/12                                     50,000             54,250
CIT Group, Inc., 5.500%, 5/16/05                            EUR              25,000             27,685
CITGO Petroleum Corp., 11.375%, 2/01/11 144A                                 25,000             26,188
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27                              50,000             48,852
Columbia/HCA Healthcare Corp., 7.190%, 11/15/15                              50,000             53,514
Corning Glass, 8.875%, 3/15/16                                               25,000             21,750
Cummins Engine Co., Inc., 7.125%, 3/01/28                                   110,000             90,750
Dana Corp., 9.000%, 8/15/11                                 EUR              25,000             26,158
El Paso Corp., 5.750%, 3/14/06                                               25,000             21,821
ESI Tractebel Acquisition Corp., Series B,
7.990%, 12/30/11                                                             24,000             23,581
Federal Home Loan Mortgage Corp.,
5.125%, 1/15/12                                                             200,000            233,225
Federal Home Loan Mortgage Corp.,
  6.000%, 11/01/31                                          USD              54,165             56,175
Ford Motor Credit Co., 5.800%, 1/12/09                                       50,000             44,743
Ford Motor Credit Co., 7.250%, 2/22/05                      GBP              15,000             23,171

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                         Face Amount            Value +
-------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

United States--continued
Fort James Corp., 4.750%, 6/29/04                             EUR            50,000          $   52,016
Georgia-Pacific Group, 7.375%, 12/01/25                       USD            50,000              38,250
Georgia-Pacific Group, 7.750%, 11/15/29                                      35,000              27,650
Hasbro, Inc., 6.600%, 7/15/28                                                50,000              45,250
IMC Global, Inc., 7.375%, 8/01/18                                            50,000              40,000
J.C. Penney Co., Inc., 7.125%, 11/15/23                                      75,000              67,500
J.C. Penney Co., Inc., 8.250%, 8/15/22                                       30,000              28,500
Lear Corp., 8.125%, 4/01/08                                   EUR            50,000              56,462
Lucent Technologies, Inc., 5.500%, 11/15/08                   USD            65,000              49,075
Lucent Technologies, Inc., 7.250%, 7/15/06                                   35,000              30,800
Moore North America Finance, Inc., 7.875%, 1/15/11                           10,000              10,350
Motorola, Inc., 8.000%, 11/01/11                                             75,000              82,125
National Rural Utilities Cooperative Finance Corp.,
  4.125%, 2/24/06                                             EUR            25,000              27,388
News America Holdings, Inc., 8.625%, 2/07/14                  AUD            50,000              29,775
Pioneer Natural Resources Co., 7.200%, 1/15/28                USD           175,000             171,841
Qwest Corp., 8.875%, 6/01/31                                                 25,000              24,750
Raytheon Co., 6.400%, 12/15/18                                              150,000             156,008
Southern California Edison Co., 6.375%, 1/15/06                              25,000              24,500
Sprint Capital Corp., 6.875%, 11/15/28                                       25,000              21,875
Time Warner, Inc., 6.625%, 5/15/29                                           75,000              70,465
Transocean Sedco Forex, Inc., 7.375%, 4/15/18                                75,000              89,576
US West Capital Funding, Inc., 6.875%, 7/15/28                               50,000              35,000
Woolworth Corp., 8.500%, 1/15/22                                            150,000             149,411
Xerox Corp., 7.150%, 8/01/04                                                 20,000              19,850
                                                                                             ----------
                                                                                              2,270,177
                                                                                             ----------
TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $3,757,505)                                                                4,328,740
                                                                                             ----------
CONVERTIBLE BONDS--4.5%

Canada--0.1%
Nortel Networks Corp., 4.250%, 9/01/08                                       15,000              11,025
                                                                                             ----------
Netherlands--0.3%
Koninklijke (Royal) KPN NV, 3.500%, 11/24/05                  EUR            20,000              21,057
                                                                                             ----------
United States--4.1%
Analog Devices, Inc., 4.750%, 10/01/05                        USD            50,000              50,500
Builders Transportation, Inc., 8.000%, 8/15/05^                              95,000                 119
Corning, Inc., 3.500%, 11/01/08                                              50,000              49,125
Genzyme Corp., 3.000%, 5/15/21                                               25,000              24,375
Human Genome Sciences, Inc., 3.750%, 3/15/07                                 25,000              18,844
Loews Corp., 3.125%, 9/15/07                                                140,000             128,450
Thermedics, Inc., Zero Coupon Bond, 6/01/03                                 100,000              98,639
                                                                                             ----------
                                                                                                370,052
                                                                                             ----------
TOTAL CONVERTIBLE BONDS
  (Identified Cost $456,351)                                                                    402,134
                                                                                             ----------
TOTAL BONDS AND NOTES
  (Identified Cost $4,213,856)                                                                4,730,874
                                                                                             ----------

LOOMIS SAYLES EQUITY FUNDS

                                                         Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--41.6% of net assets

Australia--0.7%
News Corporation Ltd.                                     9,950        $ 64,763
                                                                       --------
Austria--0.4%
Telekom Austria AG                                        3,900          39,998
                                                                       --------
Canada--2.8%
Biovail Corp.*                                            1,025          40,867
Ensign Resource Service Group, Inc.                       3,425          40,732
National Bank of Canada                                   1,930          42,528
Penn West Petroleum Ltd.                                  1,525          39,438
Rogers Communications, Inc., Class B*                     4,250          45,277
WestJet Airlines Ltd.*                                    4,235          45,262
                                                                       --------
                                                                        254,104
China--0.4%
Sinopec Shanghai Petrochemical Co., Ltd.                210,000          35,272
                                                                       --------
Finland--1.2%
Nokia Oyj ADR                                             5,500          77,055
Stora Enso Oyj                                            2,900          26,736
                                                                       --------
                                                                        103,791
France--1.0%
BNP Paribas SA                                            1,300          52,054
Total, Fina SA, Class B                                     300          37,968
                                                                       --------
                                                                         90,022
Greece--0.4%
Public Power Corp.                                        2,700          39,062
                                                                       --------
Hong Kong--0.4%
Esprit Holdings Ltd.                                     21,000          39,580
                                                                       --------
Ireland--1.6%
Anglo Irish Bank Corp. Plc                               10,096          72,040
Ryanair Holdings Plc*                                    10,400          70,237
                                                                       --------
                                                                        142,277
Italy--0.8%
Banca Nazionale del Lavoro S.p.A.                        18,000          22,703
Banco Popolare di Verona e Novara Scrl*                   4,100          46,522
                                                                       --------
                                                                         69,225
                                                                       --------
Japan--3.6%
CHIYODA Corp.                                            15,000          41,138
Diamond Lease Co. Ltd.                                    2,300          35,724
Kappa Create Co. Ltd.                                       950          47,846
Mitsui Fudosan Co. Ltd.                                  10,000          57,559
Nintendo Co. Ltd.                                           600          48,756
Noritsu Koki Co. Ltd.                                     1,700          49,213
Uss Co. Ltd.                                                900          44,489
                                                                       --------
                                                                        324,725
                                                                       --------

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                      Shares            Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Netherlands--1.2%
Heineken NV                                            1,200           $ 44,502
Kon KPN*                                               9,500             60,946
                                                                       --------
                                                                        105,448
                                                                       --------
Singapore--0.8%
Flextronics International Ltd.*                        3,000             26,160
Keppel Capital Holdings Ltd.                          21,000             49,993
                                                                       --------
                                                                         76,153
                                                                       --------
South Africa--0.2%
Anglo American Plc                                     1,100             15,635
                                                                       --------
South Korea--0.1%
Samsung Electronics                                       40              9,081
                                                                       --------
Sweden--0.5%
Autoliv, Inc. ADR                                      2,100             40,939
                                                                       --------
Switzerland--0.9%
Nestle SA                                                200             39,580
Novartis AG                                            1,100             40,730
                                                                       --------
                                                                         80,310
                                                                       --------
Thailand--0.5%
Siam Cement Public Co. Ltd.                            1,300             41,214
                                                                       --------
United Kingdom--5.5%
Billiton Plc                                           9,365             46,938
Diageo Plc                                             4,300             44,124
Hilton Group Plc                                      15,100             32,887
Kingfisher Plc                                        18,600             67,639
Next Plc                                               3,550             47,654
Pearson Plc                                            4,200             31,908
Royal Bank of Scotland Group Plc                       2,217             49,951
Smith & Nephew                                         7,145             43,719
Tesco Plc                                             15,200             42,838
Vodafone Group Plc                                    49,000             87,546
                                                                       --------
                                                                        495,204
                                                                       --------
United States--18.6%
Ace Ltd.                                                 800             23,160
Affiliated Computer Services, Inc., Class A*             800             35,408
AFLAC, Inc.                                            1,500             48,075
American International Group, Inc.                     1,150             56,867
Amgen, Inc.*                                             500             28,775
Baxter International, Inc.                               700             13,048
Cardinal Health, Inc.                                  1,150             65,515
CenturyTel, Inc.                                       2,050             56,580
Cisco Systems, Inc.*                                   2,500             32,450
Comcast Corp.                                          1,000             27,490
ConocoPhillips                                           500             26,800
Danaher Corp.                                            800             52,608
Dell Computer Corp.*                                   1,400             38,234
Devon Energy Corp.                                     1,250             60,275
Dominion Resources, Inc.                                 900             49,833
Exxon Mobil Corp.                                      1,000             34,950
Federal Home Loan Mortgage Corp.                       1,000             53,100
General Electric Co.                                   1,300             33,150

LOOMIS SAYLES EQUITY FUNDS

                                                          Shares           Value +
----------------------------------------------------------------------------------
COMMON STOCKS--continued

United States--continued
GlobalSantaFe Corp.                                        1,100        $   22,715
Illinois Tool Works, Inc.                                    700            40,705
International Paper Co.                                    1,250            42,250
John Hancock Financial Services, Inc.                      1,650            45,837
Jones Apparel Group, Inc.*                                 1,250            34,288
Kohl's Corp.*                                                500            28,290
Kraft Foods, Inc., Class A                                 1,750            49,350
Leggett & Platt, Inc.                                      1,650            30,162
Lexmark International Group, Inc.*                           600            40,170
Masco Corp.                                                1,800            33,516
Maxim Integrated Products, Inc.                              900            32,508
Medtronic, Inc.                                              975            43,992
Microsoft Corp.                                            1,100            26,631
Northrop Grumman Corp.                                       650            55,770
NVIDIA Corp.*                                              1,500            19,275
PepsiCo, Inc.                                              1,400            56,000
Pfizer, Inc.                                               1,650            51,414
Praxair, Inc.                                              1,000            56,350
SunGard Data Systems, Inc.*                                1,950            41,535
Target Corp.                                               1,400            40,964
Texas Instruments, Inc.                                    1,000            16,370
Viacom, Inc., Class B*                                     1,150            41,998
Wells Fargo & Co.                                            900            40,491
Whole Foods Market, Inc.*                                    950            52,858
                                                                        ----------
                                                                         1,679,757
                                                                        ----------
TOTAL COMMON STOCKS
   (Identified Cost $3,807,546)                                          3,746,560
                                                                        ----------
PREFERRED STOCKS--1.1% of net assets
NON-CONVERTIBLE PREFERRED STOCKS--0.2%
United States--0.2%
Highwoods Properties, Inc., Series B, 8.000%                 750            17,513
                                                                        ----------
TOTAL NON-CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $12,881)                                                17,513
                                                                        ----------
CONVERTIBLE PREFERRED STOCKS--0.9%
Philippines--0.7%
Philippine Long Distance Telephone Co., $3.50 GDS          2,500            63,750
                                                                        ----------
United States--0.2%
Equity Residential Properties Trust, 7.250%                  500            12,495
Owens Corning, 6.500%^                                     3,250                 0
                                                                        ----------
                                                                            12,495
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $210,806)                                               76,245
                                                                        ----------
TOTAL PREFERRED STOCKS
   (Identified Cost $223,687)                                               93,758
                                                                        ----------

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                 Face Amount          Value +
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--4.1% of net assets
Repurchase Agreement with State Street Corp.,
dated 3/31/03 at 0.500% to be repurchased
at $372,005 on 4/01/03 collateralized
by $270,000 U.S. Treasury Bond, 8.125%
due 8/15/19 with a value of $380,033                     USD         372,000       $  372,000
                                                                                   ----------
TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $372,000)                                                          372,000
                                                                                   ----------
TOTAL INVESTMENTS--99.3%
  (Identified Cost $8,617,089)@                                                     8,943,192
  Cash and Other Assets, Less Liabilities--0.7%                                        66,438
                                                                                   ----------
NET ASSETS--100%                                                                   $9,009,630
                                                                                   ==========

+     See Note 1.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

^     Security in default

*     Non-income producing security.

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $8,621,581 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $512,527 and $190,916, respectively, resulting in net unrealized appreciation of $321,611.

      Key to abbreviations: ADR: American Depository Receipt; AUD: Australian Dollar; CAD: Canadian Dollar; DKK: Danish Krone; EUR: Euro; GBP: Great British Pound; GDS: Global Depository Security; NOK: Norwegian Krone; NZD:
      New Zealand Dollar; SEK: Swedish Krona; USD: United States Dollar

Ten Largest Sector Holdings at March 31, 2003 as a Percentage of Net Assets

Foreign Government/Agency                                13.3%
Banking & Finance                                         3.5
Government/Agencies                                       3.2
Oil & Gas Exploration                                     3.1
Utilities - Electric                                      3.0
Retail - General                                          2.7
Oil & Gas                                                 2.6
Banks/Savings & Loans                                     2.5
Auto & Related                                            2.4
Aerospace/Defense                                         2.4

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS


                       THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                  Aggressive                         International
                                                 Growth Fund        Growth Fund        Equity Fund
--------------------------------------------------------------------------------------------------
Assets
Investments at value                           $  37,461,124       $ 22,992,049       $ 39,651,534
Cash                                                     201                583                  0
Foreign currency at value                                  0                  0             31,085
Receivable for:
   Fund shares sold                                   81,558             37,592              2,311
   Securities sold                                   671,394            762,048          2,034,249
   Dividends and interest                                656              9,027            303,880
   Foreign tax reclaim                                     0                  0             48,332
Due from the adviser                                   7,506              3,831             10,992
                                               -------------       ------------       ------------
                                                  38,222,439         23,805,130         42,082,383
                                               -------------       ------------       ------------
Liabilities
Payable for:
   Securities purchased                              626,788            422,849            289,758
   Fund shares redeemed                              533,140              1,230            543,089
   Foreign taxes                                           0                  0             35,607
Due to Custodian                                           0                  0            123,946
Accrued expenses:
   Management fees                                    24,043              9,996             26,606
   Trustees' fees                                        987                987                987
   Administrative fees                                 1,270                702              1,471
   12b-1 fees                                          5,664                123                751
   Other                                              43,515             22,417             39,301
                                               -------------       ------------       ------------
                                                   1,235,407            458,304          1,061,516
                                               -------------       ------------       ------------
Net Assets                                     $  36,987,032       $ 23,346,826       $ 41,020,867
                                               =============       ============       ============
Net Assets consist of:
Capital paid in                                $ 159,869,668       $ 42,146,903       $ 82,504,935
Undistributed accumulated net
 investment income (loss)                           (219,604)           (11,297)           278,375
Accumulated net realized gain (loss)            (123,739,172)       (19,322,909)       (41,395,722)
Unrealized appreciation
 (depreciation) on:
Investments*                                       1,076,140            534,129           (378,467)
Foreign currency translations                              0                  0             11,746
                                               -------------       ------------       ------------
Net Assets                                     $  36,987,032       $ 23,346,826       $ 41,020,867
                                               =============       ============       ============
Institutional Class
Net assets                                     $  12,825,157       $ 22,783,266       $ 38,776,494
Shares of beneficial interest
 outstanding, no par value                         1,237,051          5,874,762          5,069,437
Net asset value and
 redemption price                              $       10.37       $       3.88       $       7.65
Retail Class
Net assets                                     $  21,903,410       $    543,388       $  1,319,474
Shares of beneficial interest
 outstanding, no par value                         2,145,897            144,364            174,239
Net asset value and redemption price           $       10.21       $       3.76       $       7.57
Admin Class
Net assets                                     $   2,258,465       $     20,172       $    924,899
Shares of beneficial interest
 outstanding, no par value                           222,450              5,394            122,363
Net asset value and redemption price           $       10.15       $       3.74       $       7.56
Identified cost of investments                 $  36,384,984       $ 22,457,920       $ 40,027,874
Cost of foreign currency                       $           0       $          0       $     30,937

*Net of capital gain withholding taxes of $2,127 and $172 for the Loomis Sayles International Equity and Worldwide Funds, respectively.

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

                       Small Cap          Small Cap
Research Fund        Growth Fund         Value Fund          Value Fund       Worldwide Fund
--------------------------------------------------------------------------------------------
$ 17,410,587       $  44,784,098       $ 358,883,869       $ 33,013,168       $  8,943,192
         235           1,753,059               1,459                971                  0
           0                   0                   0                  0             22,407
      28,272              47,843             589,546             95,261                  0
     237,189           5,407,648             737,802            181,717            142,312
       8,376               1,213             486,923             37,396            103,536
           0                   0                   0                  0              1,346
       1,961               6,701              26,157              1,727              8,062
------------       -------------       -------------       ------------       ------------
  17,686,620          52,000,562         360,725,756         33,330,240          9,220,855
------------       -------------       -------------       ------------       ------------
     230,377             321,596           3,148,724            160,153            175,708
           0           4,554,183             160,913             27,100                  0
           0                   0                   0                  0              2,415
           0                   0                   0                  0                 17
       7,393              35,317             223,701             14,139              5,740
         987                 987                 987                987                987
         518                   0              10,461                992                185
           8               6,574              30,981                  0                  0
      23,946              71,910              64,096             19,163             26,173
------------       -------------       -------------       ------------       ------------
     263,229           4,990,567           3,639,863            222,534            211,225
------------       -------------       -------------       ------------       ------------
$ 17,423,391       $  47,009,995       $ 357,085,893       $ 33,107,706       $  9,009,630
============       =============       =============       ============       ============
$ 22,492,049       $ 275,064,530       $ 375,730,632       $ 41,249,103       $ 11,447,586
      23,580            (361,024)            761,217            222,003            177,285
  (4,457,898)       (228,537,906)        (19,738,381)        (4,627,235)        (2,941,880)
    (634,340)            844,395             332,425         (3,736,165)           325,931
           0                   0                   0                  0                708
------------       -------------       -------------       ------------       ------------
$ 17,423,391       $  47,009,995       $ 357,085,893       $ 33,107,706       $  9,009,630
============       =============       =============       ============       ============
$ 17,388,096       $  21,872,613       $ 231,407,808       $ 33,107,706       $  9,009,630
   2,946,092           3,590,764          13,373,361          2,925,185          1,129,615
$       5.90       $        6.09       $       17.30       $      11.32       $       7.98
$     35,295       $  24,282,287       $ 100,180,172               --                 --
       5,985           4,050,574           5,807,745               --                 --
$       5.90       $        5.99       $       17.25               --                 --
        --         $     855,095       $  25,497,913               --                 --
        --               143,298           1,484,287               --                 --
        --         $        5.97       $       17.18               --                 --
$ 18,044,927       $  43,939,703       $ 358,551,444       $ 36,749,333       $  8,617,089
$          0       $           0       $           0       $          0       $     21,045

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2003 (Unaudited)

                                                   Aggressive                          International
                                                   Growth Fund       Growth Fund       Equity Fund
----------------------------------------------------------------------------------------------------
Investment Income
Dividends*                                         $    19,083       $    85,842       $   506,025
Interest                                                 3,999             1,934             2,057
                                                   -----------       -----------       -----------
Total income                                            23,082            87,776           508,082
                                                   -----------       -----------       -----------
Expenses
Management fees                                        154,176            57,855           169,252
12b-1 fees (Retail Class)                               30,967               674             1,774
12b-1 fees (Admin Class)                                 3,076                23             1,267
Shareholder service fees (Admin Class)                   3,076                23             1,267
Trustees' fees and expenses                              2,837             2,837             2,837
Administrative fees                                      7,194             4,050             7,898
Custodian and accounting fees                           33,112            31,029            67,634
Transfer Agent fees (Institutional Class)               12,175            14,281            16,948
Transfer Agent fees (Retail Class)                      16,059             6,819             7,448
Transfer Agent fees (Admin Class)                        7,574             7,162             7,363
Audit and tax services fees                             25,538            17,419            26,544
Registration fees                                       14,413            11,598            15,726
Printing fees                                           10,377             3,126             6,134
Legal fees                                               1,756             1,574             1,350
Other expenses                                           3,177               554             2,860
                                                   -----------       -----------       -----------
Total expenses                                         325,507           159,024           336,302
Less expenses waived and reimbursed
    by the investment adviser                          (82,821)          (59,951)         (106,324)
                                                   -----------       -----------       -----------
Net expenses                                           242,686            99,073           229,978
                                                   -----------       -----------       -----------
Net investment income (loss)                          (219,604)          (11,297)          278,104
                                                   -----------       -----------       -----------
Net Realized Gain (Loss) on:
Investments                                         (5,546,840)       (1,704,328)       (5,203,667)
Foreign currency transactions                                0                 0            15,111
                                                   -----------       -----------       -----------
Total net realized gain (loss)                      (5,546,840)       (1,704,328)       (5,188,556)
                                                   -----------       -----------       -----------
Change in Unrealized Appreciation
 (Depreciation) on:
Investments                                          4,387,023         2,281,300         4,724,116
Foreign currency translations                                0                 0             8,171
                                                   -----------       -----------       -----------
Total net change in unrealized
    appreciation (depreciation)                      4,387,023         2,281,300         4,732,287
                                                   -----------       -----------       -----------
Total net realized gain (loss) and
    change in unrealized appreciation
    (depreciation)                                  (1,159,817)          576,972          (456,269)
                                                   -----------       -----------       -----------
Net Increase (Decrease) in Net Assets
    from Operations                                $(1,379,421)      $   565,675       $  (178,165)
                                                   ===========       ===========       ===========

* Net of foreign withholding taxes of $59,724, $967, $1,413 and $3,929 for the International Equity, Small Cap Value, Value and Worldwide Funds, respectively.

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

                     Small Cap           Small Cap
Research Fund      Growth Fund          Value Fund       Value Fund       Worldwide Fund
-------------      -----------          ----------       ----------       --------------
$   130,914       $     33,103       $  2,402,581       $   365,648       $    41,821
        888              5,015            124,414             5,355           180,585
-----------       ------------       ------------       -----------       -----------
    131,802             38,118          2,526,995           371,003           222,406
-----------       ------------       ------------       -----------       -----------
     43,333            267,882          1,340,538            87,038            32,699
         43             39,248            119,421                 0                 0
          0              1,359             30,241                 0                 0
          0              1,359             30,241                 0                 0
      2,837              2,837              2,837             2,837             2,837
      3,033             12,501             62,558             6,093             1,526
     26,853             39,658             93,170            22,188            32,208
     10,096             15,640             44,027            14,327             9,595
      6,487             13,836             20,082                 0                 0
          0              7,341             10,568                 0                 0
     14,633             46,030             72,734            17,572            12,247
     10,485             22,692             21,740             5,613             6,080
      1,186             21,232             37,663             3,594               814
      1,234              4,787             10,660               956               158
        563              5,224              7,498             2,399               513
-----------       ------------       ------------       -----------       -----------
    120,783            501,626          1,903,978           162,617            98,677
    (47,074)          (102,484)          (115,429)          (14,652)          (55,079)
-----------       ------------       ------------       -----------       -----------
     73,709            399,142          1,788,549           147,965            43,598
-----------       ------------       ------------       -----------       -----------
     58,093           (361,024)           738,446           223,038           178,808
-----------       ------------       ------------       -----------       -----------
 (1,358,663)       (10,048,041)       (18,488,225)       (1,867,878)         (443,602)
          0                  0                  0                 0             7,187
-----------       ------------       ------------       -----------       -----------
 (1,358,663)       (10,048,041)       (18,488,225)       (1,867,878)         (436,415)
-----------       ------------       ------------       -----------       -----------
  1,901,097          7,578,037         17,749,582         2,307,587         1,028,218
          0                  0                  0                 0            (1,538)
-----------       ------------       ------------       -----------       -----------
  1,901,097          7,578,037         17,749,582         2,307,587         1,026,680
-----------       ------------       ------------       -----------       -----------
    542,434         (2,470,004)          (738,643)          439,709           590,265
-----------       ------------       ------------       -----------       -----------
$   600,527       $ (2,831,028)      $       (197)      $   662,747       $   769,073
===========       ============       ============       ===========       ===========

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Aggressive Growth Fund

                                                         Six Months Ended               Year Ended
                                                    March 31, 2003 (Unaudited)      September 30, 2002
                                                    --------------------------      ------------------
From Operations
Net investment income (loss)                               $   (219,604)               $   (690,149)
Net realized gain (loss)                                     (5,546,840)                (25,765,558)
Change in unrealized appreciation
 (depreciation)                                               4,387,023                  14,653,848
                                                           ------------                ------------
Increase (decrease) in net assets
from operations                                              (1,379,421)                (11,801,859)
                                                           ------------                ------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets
 from capital share transactions                             (4,502,430)                 (5,538,390)
                                                           ------------                ------------
Total increase (decrease) in net assets                      (5,881,851)                (17,340,249)
Net Assets
Beginning of the period                                      42,868,883                  60,209,132
                                                           ------------                ------------
End of the period                                          $ 36,987,032                $ 42,868,883
                                                           ============                ============
Undistributed Net Investment
 Income (Loss)
End of the period                                          $   (219,604)               $          0
                                                           ============                ============

Growth Fund

                                                         Six Months Ended               Year Ended
                                                    March 31, 2003 (Unaudited)      September 30, 2002
                                                    --------------------------      -------------------
From Operations
Net investment income (loss)                               $    (11,297)               $    (93,275)
Net realized gain (loss)                                     (1,704,328)                 (2,239,521)
Change in unrealized appreciation
 (depreciation)                                               2,281,300                    (137,103)
                                                           ------------                ------------
Increase (decrease) in net assets
 from operations                                                565,675                  (2,469,899)
                                                           ------------                ------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets
 from capital share transactions                              2,672,275                     400,616
                                                           ------------                ------------
Total increase (decrease) in net assets                       3,237,950                  (2,069,283)
Net Assets
Beginning of the period                                      20,108,876                  22,178,159
                                                           ------------                ------------
End of the period                                          $ 23,346,826                $ 20,108,876
                                                           ============                ============
Undistributed Net Investment
 Income (Loss)
End of the period                                          $    (11,297)               $          0
                                                           ============                ============

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

International Equity Fund

                                                          Six Months Ended               Year Ended
                                                     March 31, 2003 (Unaudited)     September 30, 2002
                                                     --------------------------     ------------------
From Operations
Net investment income (loss)                               $    278,104                $    248,780
Net realized gain (loss)                                     (5,188,556)                (10,540,787)
Change in unrealized appreciation
 (depreciation)                                               4,732,287                      17,941
                                                           ------------                ------------
Increase (decrease) in net assets
 from operations                                               (178,165)                (10,274,066)
                                                           ------------                ------------
From Distributions to Shareholders
Institutional Class
Net investment income                                          (105,408)                   (235,551)
Retail Class
Net investment income                                                 0                      (5,046)
Admin Class
Net investment income                                                 0                           0
                                                           ------------                ------------
Total distributions                                            (105,408)                   (240,597)
                                                           ------------                ------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets
 from capital share transactions                             (5,111,799)                   (999,346)
                                                           ------------                ------------
Total increase (decrease) in net assets                      (5,395,372)                (11,514,009)
Net Assets
Beginning of the period                                      46,416,239                  57,930,248
                                                           ------------                ------------
End of the period                                          $ 41,020,867                $ 46,416,239
                                                           ============                ============
Undistributed Net Investment
 Income (Loss)
End of the period                                          $    278,375                $    105,679
                                                           ============                ============

Research Fund

                                                       Six Months Ended               Year Ended
                                                  March 31, 2003 (Unaudited)     September 30, 2002
                                                  --------------------------     ------------------
From Operations
Net investment income (loss)                            $     58,093                $     63,575
Net realized gain (loss)                                  (1,358,663)                 (1,897,647)
Change in unrealized appreciation
 (depreciation)                                            1,901,097                  (2,170,405)
                                                        ------------                ------------
Increase (decrease) in net assets
 from operations                                             600,527                  (4,004,477)
                                                        ------------                ------------
From Distributions to Shareholders
Institutional Class
Net investment income                                        (81,514)                    (19,618)
Retail Class
Net investment income                                            (66)                          0
                                                        ------------                ------------
Total distributions                                          (81,580)                    (19,618)
                                                        ------------                ------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets
 from capital share transactions                             998,266                  15,685,332
                                                        ------------                ------------
Total increase (decrease) in net assets                    1,517,213                  11,661,237
Net Assets
Beginning of the period                                   15,906,178                   4,244,941
                                                        ------------                ------------
End of the period                                       $ 17,423,391                $ 15,906,178
                                                        ============                ============
Undistributed Net Investment
 Income (Loss)
End of the period                                       $     23,580                $     47,067
                                                        ============                ============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Small Cap Growth Fund

                                                           Six Months Ended                Year Ended
                                                      March 31, 2003 (Unaudited)       September 30, 2002
                                                      --------------------------       ------------------
From Operations
Net investment income (loss)                                $   (361,024)                $  (1,557,767)
Net realized gain (loss)                                     (10,048,041)                  (69,953,299)
Change in unrealized appreciation
 (depreciation)                                                7,578,037                    42,467,218
                                                            ------------                 -------------
Increase (decrease) in net assets
 from operations                                              (2,831,028)                  (29,043,848)
                                                            ------------                 -------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets
 from capital share transactions                             (25,786,694)                  (71,265,569)
                                                            ------------                 -------------
Total increase (decrease) in net assets                      (28,617,722)                 (100,309,417)
Net Assets
Beginning of the period                                       75,627,717                   175,937,134
                                                            ------------                 -------------
End of the period                                           $ 47,009,995                 $  75,627,717
                                                            ============                 =============
Undistributed Net Investment
 Income (Loss)
End of the period                                           $   (361,024)                $           0
                                                            ============                 =============

Small Cap Value Fund

                                                         Six Months Ended             Year Ended
                                                    March 31, 2003 (Unaudited)    September 30, 2002
                                                    --------------------------    ------------------
From Operations
Net investment income (loss)                            $     738,446              $   1,494,746
Net realized gain (loss)                                  (18,488,225)                 2,148,740
Change in unrealized appreciation
 (depreciation)                                            17,749,582                (26,278,549)
                                                        -------------              -------------
Increase (decrease) in net assets
 from operations                                                 (197)               (22,635,063)
                                                        -------------              -------------
From Distributions to Shareholders
Institutional Class
Net investment income                                               0                 (1,284,900)
Net realized gain on investments                                    0                (23,675,371)
Retail Class
Net investment income                                               0                   (323,268)
Net realized gain on investments                                    0                (10,876,851)
Admin Class
Net investment income                                               0                     (8,857)
Net realized gain on investments                                    0                 (1,968,755)
                                                        -------------              -------------
Total distributions                                                 0                (38,138,002)
                                                        -------------              -------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets
 from capital share transactions                           11,244,448                 77,160,687
                                                        -------------              -------------
Total increase (decrease) in net assets                    11,244,251                 16,387,622
Net Assets
Beginning of the period                                   345,841,642                329,454,020
                                                        -------------              -------------
End of the period                                       $ 357,085,893              $ 345,841,642
                                                        =============              =============
Undistributed Net Investment
 Income (Loss)
End of the period                                       $     761,217              $      22,771
                                                        =============              =============

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

Value Fund

                                                            Six Months Ended               Year Ended
                                                        March 31, 2003 (Unaudited)     September 30, 2002
                                                        --------------------------     ------------------
From Operations
Net investment income (loss)                                $    223,038               $    369,503
Net realized gain (loss)                                      (1,867,878)                (2,696,017)
Change in unrealized appreciation
 (depreciation)                                                2,307,587                 (4,495,539)
                                                            ------------               ------------
Increase (decrease) in net assets
 from operations                                                 662,747                 (6,822,053)
                                                            ------------               ------------
From Distributions to Shareholders
Institutional Class
Net investment income                                           (273,025)                  (463,295)
Net realized gain on investments                                       0                   (791,340)
                                                            ------------               ------------
Total distributions                                             (273,025)                (1,254,635)
                                                            ------------               ------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets
 from capital share transactions                                (307,124)                 1,552,946
                                                            ------------               ------------
Total increase (decrease) in net assets                           82,598                 (6,523,742)
Net Assets
Beginning of the period                                       33,025,108                 39,548,850
                                                            ============               ============
End of the period                                           $ 33,107,706               $ 33,025,108
                                                            ------------               ------------
Undistributed Net Investment
 Income (Loss)
End of the period                                           $    222,003               $    271,990
                                                            ============               ============

Worldwide Fund
                                                         Six Months Ended              Year Ended
                                                    March 31, 2003 (Unaudited)     September 30, 2002
                                                    --------------------------     ------------------
From Operations
Net investment income (loss)                                $   178,808                 $   374,183
Net realized gain (loss)                                       (436,415)                 (1,192,459)
Change in unrealized
appreciation (depreciation)                                   1,026,680                     568,809
                                                            -----------                 -----------
Increase (decrease) in net assets
 from operations                                                769,073                    (249,467)
                                                            -----------                 -----------
From Distributions to Shareholders
Net investment income                                          (284,901)                   (747,534)
                                                            -----------                 -----------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets
 from capital share transactions                                185,148                     808,897
                                                            -----------                 -----------
Total increase (decrease) in net assets                         669,320                    (188,104)
Net Assets
Beginning of the period                                       8,340,310                   8,528,414
                                                            -----------                 -----------
End of the period                                           $ 9,009,630                 $ 8,340,310
                                                            ===========                 ===========
Undistributed Net Investment
 Income (Loss)
End of the period                                           $   177,285                 $   283,378
                                                            ===========                 ===========

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                               Income (Loss) from Investment Operations              Less Distributions
                                             -------------------------------------------     --------------------------------
                               Net asset                       Net realized                     Dividends       Distributions
                                value,            Net         and unrealized    Total from        from            from net
                               beginning       investment     gain (loss) on    investment    net investment      realized
                               of period     income (loss)      investments     operations        income        capital gains
-----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund
Institutional Class
3/31/2003(f)                     $10.70      $(0.05)(d)           $(0.28)        $(0.33)          $--              $--
9/30/2002                         13.56       (0.13)(d)            (2.73)         (2.86)          --               --
9/30/2001                         47.71       (0.20)(d)           (33.43)        (33.63)          --              (0.52)
9/30/2000                         20.08       (0.26)(d)            29.11          28.85           --              (1.22)
9/30/1999                         10.51       (0.09)(d)            10.05           9.96           --              (0.39)
9/30/1998(g)                      11.49       (0.03)               (0.95)         (0.98)          --               --
12/31/1997*                       10.00       (0.03)                2.26           2.23          (0.12)           (0.62)

Retail Class
3/31/2003(f)                      10.55       (0.06)(d)            (0.28)         (0.34)          --               --
9/30/2002                         13.41       (0.16)(d)            (2.70)         (2.86)          --               --
9/30/2001                         47.33       (0.25)(d)           (33.15)        (33.40)          --              (0.52)
9/30/2000                         19.99       (0.38)(d)            28.94          28.56           --              (1.22)
9/30/1999                         10.49       (0.14)(d)            10.03           9.89           --              (0.39)
9/30/1998(g)                      11.49       (0.05)               (0.95)         (1.00)          --               --
12/31/1997*                       10.00       (0.06)                2.27           2.21          (0.10)           (0.62)

Admin Class
3/31/2003(f)                      10.51       (0.07)(d)            (0.29)         (0.36)          --               --
9/30/2002                         13.38       (0.20)(d)            (2.67)         (2.87)          --               --
9/30/2001                         47.31       (0.26)(d)           (33.15)        (33.41)          --              (0.52)
9/30/2000**                       40.38       (0.09)(d)              .02           6.93           --               --

Growth Fund

Institutional Class
3/31/2003(f)                     $ 3.75      $(0.00)(d)(e)        $ 0.13         $ 0.13           $--              $--
9/30/2002                          4.23       (0.02)(d)            (0.46)         (0.48)          --               --
9/30/2001                         15.00       (0.02)(d)            (7.42)         (7.44)          --              (3.33)
9/30/2000                         11.17       (0.05)                4.90           4.85           --              (1.02)
9/30/1999                         11.65       (0.04)                3.01           2.97           --              (3.45)
9/30/1998(g)                      12.63       (0.03)               (0.95)         (0.98)          --               --
12/31/1997                        13.44       (0.04)                3.17           3.13           --              (3.94)

Retail Class
3/31/2003(f)                       3.65       (0.01)(d)             0.12           0.11           --               --
9/30/2002                          4.12       (0.03)(d)             0.44)         (0.47)          --               --
9/30/2001                         14.80       (0.04)(d)            (7.31)         (7.35)          --              (3.33)
9/30/2000                         11.06       (0.07)                4.83           4.76           --              (1.02)
9/30/1999                         11.59       (0.06)                2.98           2.92           --              (3.45)
9/30/1998(g)                      12.59       (0.03)               (0.97)         (1.00)          --               --
12/31/1997*                       13.44       (0.07)                3.16           3.09           --              (3.94)

Admin Class
3/31/2003(f)                       3.63       (0.01)(d)             0.12           0.11           --               --
9/30/2002                          4.11       (0.04)(d)            (0.44)         (0.48)          --               --
9/30/2001                         14.79       (0.08)(d)            (7.27)         (7.35)          --              (3.33)
9/30/2000**                       14.09       (0.02)                0.72           0.70           --               --

* From commencement of fund operations on January 2, 1997 through December 31, 1997. ** From commencement of class operations on July 31, 2000 through September 30, 2000. (a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c)Annualized for periods less than one year. (d)Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (e) Amount is less than $0.01 per share. (f) For the six months ended March 31, 2003 (Unaudited). (g) For the nine months ended September 30, 1998.

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

                                                                    Ratios to Average Net Assets
                                                          ----------------------------------------------
                 Net asset                  Net assets,
                   value,                      end of                                         Net           Portfolio
    Total         end of         Total        period           Net           Gross         investment        turnover
distributions     period       return(a)      (000)       expenses(b)(c)  expenses(c)   income (loss)(c)       rate
---------------------------------------------------------------------------------------------------------------------
       $--       $ 10.37         (3.1)%     $ 12,825          1.00%          1.40%           (0.89)%          123%
      --           10.70        (21.1)        13,421          1.00           1.31            (0.91)           220
     (0.52)        13.56        (71.1)        16,347          1.00           1.13            (0.75)           258
     (1.22)        47.71        147.8         62,364          1.00           1.11            (0.66)           191
     (0.39)        20.08         97.9         13,308          1.00           2.96            (0.56)           199
      --           10.51         (8.5)         2,073          1.00           7.13            (0.35)            82
     (0.74)        11.49         22.7          1,848          1.00           9.35            (0.38)           174

      --           10.21         (3.2)        21,903          1.25           1.61            (1.14)           123
      --           10.55        (21.3)        26,885          1.25           1.45            (1.16)           220
     (0.52)        13.41        (71.2)        41,456          1.25           1.37            (1.01)           258
     (1.22)        47.33        147.0        110,824          1.25           1.35            (0.89)           191
     (0.39)        19.99         97.5          1,175          1.25           9.05            (0.80)           199
      --           10.49         (8.7)            85          1.25          27.97            (0.60)            82
     (0.72)        11.49         22.4             74          1.25          36.58            (0.67)           174

      --           10.15         (3.4)         2,258          1.50           2.35            (1.39)           123
      --           10.51        (21.5)         2,562          1.50           2.35            (1.41)           220
     (0.52)        13.38        (71.3)         2,406          1.50           2.92            (1.35)           258
      --           47.31         17.2              0          1.50           1.60            (1.14)           191

       $--       $  3.88          3.5%      $ 22,783          0.85%          1.25%           (0.09)%          108%
      --            3.75        (11.4)        19,635          0.85           1.32            (0.39)           192
     (3.33)         4.23        (50.8)        21,653          0.85           1.24            (0.17)           281
     (1.02)        15.00         45.6         45,328          0.85           1.01            (0.36)           203
     (3.45)        11.17         30.9         28,235          0.85           1.18            (0.40)           164
      --           11.65         (7.8)        24,663          0.85           1.02            (0.32)           118
     (3.94)        12.63         24.5         32,149          0.85           0.98            (0.26)           116

      --            3.76          3.0            543          1.10           3.91            (0.33)           108
      --            3.65        (11.4)           456          1.10           5.20            (0.65)           192
     (3.33)         4.12        (50.9)           518          1.10           4.11            (0.42)           281
     (1.02)        14.80         45.3          1,028          1.10           3.29            (0.61)           203
     (3.45)        11.06         30.6            649          1.10           4.43            (0.65)           164
      --           11.59         (7.9)           516          1.10           4.74            (0.58)           118
     (3.94)        12.59         24.2            194          1.10          12.96            (0.42)           116

      --            3.74          3.0             20          1.35          79.59            (0.59)           108
      --            3.63        (11.7)            18          1.35         142.14            (0.85)           192
     (3.33)         4.11        (50.9)             8          1.35          68.34            (0.94)           281
      --           14.79          5.0              0          1.35           1.50            (0.87)           203


See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                 Income (Loss) from Investment Operations            Less Distributions
                                              --------------------------------------------     --------------------------------
                                Net asset                        Net realized                      Dividends      Distributions
                                  value,          Net           and unrealized   Total from          from           from net
                                beginning      investment       gain (loss) on   investment     net investment      realized
                                of period     income (loss)       investments    operations         income        capital gains
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
Institutional Class
3/31/2003(e)                    $ 7.78          $ 0.05(d)          $(0.16)         $(0.11)         $(0.02)           $--
9/30/2002                         9.61            0.04(d)           (1.83)          (1.79)          (0.04)           --
9/30/2001                        17.41            0.05(d)           (5.91)          (5.86)           --             (1.94)
9/30/2000                        13.79           (0.06)(d)           4.77            4.71           (0.09)          (1.00)
9/30/1999                        10.74            0.07               3.31            3.38           (0.13)          (0.20)
9/30/1998(f)                     11.30            0.14              (0.70)          (0.56)           --              --
12/31/1997                       13.16            0.15(d)           (0.27)          (0.12)          (0.19)          (1.55)

Retail Class
3/31/2003(e)                      7.70            0.04(d)           (0.17)          (0.13)           --              --
9/30/2002                         9.50            0.02(d)           (1.80)          (1.78)          (0.02)           --
9/30/2001                        17.31            0.02(d)           (5.89)          (5.87)           --             (1.94)
9/30/2000                        13.73           (0.05)(d)           4.67            4.62           (0.04)          (1.00)
9/30/1999                        10.70            0.05               3.28            3.33           (0.10)          (0.20)
9/30/1998(f)                     11.28            0.10              (0.68)          (0.58)           --              --
12/31/1997*                      13.16            0.10(d)           (0.26)          (0.16)          (0.17)          (1.55)

Admin Class
3/31/2003(e)                      7.69            0.03(d)           (0.16)          (0.13)           --              --
9/30/2002                         9.49            0.00(d)           (1.80)          (1.80)           --              --
9/30/2001                        17.30            0.02(d)           (5.89)          (5.87)           --             (1.94)
9/30/2000**                      17.62           (0.02)(d)          (0.30)          (0.32)           --              --

Research Fund

Institutional Class
3/31/2003(e)                    $ 5.71          $ 0.02(d)          $ 0.20          $ 0.22          $(0.03)           $--
9/30/2002                         6.85            0.03(d)           (1.16)          (1.13)          (0.01)           --
9/30/2001                        10.54            0.01(d)           (3.65)          (3.64)           --             (0.05)
9/30/2000**                      10.00            0.00               0.54            0.54            --              --
Retail Class
3/31/2003(e)                      5.69            0.01(d)            0.21            0.22           (0.01)           --
9/30/2002***                      7.61            0.01(d)           (1.92)          (1.91)          (0.01)           --

*From commencement of class operations on January 2, 1997 through December 31, 1997. **From commencement of class operations on July 31, 2000 through September 30, 2000. ***From commencement of class operations on November 30, 2001 through September 30, 2002. (a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c)Annualized for periods less than one year. (d) Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (e)For the six months ended March 31, 2003 (Unaudited). (f) For the nine months ended September 30, 1998.

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

                                                                     Ratios to Average Net Assets
                                                          ------------------------------------------------
                  Net asset                Net assets,
                    value,                    end of                                            Net         Portfolio
     Total          end of      Total         period           Net            Gross          investment      turnover
 distributions      period    return(a)       (000)       expenses(b)(c)   expenses(c)    income (loss)(c)     rate
---------------------------------------------------------------------------------------------------------------------
$ (0.02)          $  7.65      (1.4)%      $ 38,776            1.00%         1.41%              1.25%           84%
  (0.04)             7.78     (18.7)         44,101            1.00          1.43               0.47           135
  (1.94)             9.61     (34.5)         54,080            1.00          1.35               0.34           207
  (1.09)            17.41      34.4         107,792            1.00          1.15              (0.32)          226
  (0.33)            13.79      32.0          79,415            1.00          1.22               0.53           207
   --               10.74      (5.0)         68,464            1.00          1.18               1.49            96
  (1.74)            11.30      (1.0)         82,188            1.00          1.16               1.12           119

   --                7.57      (1.7)          1,319            1.25          2.64               1.08            84
  (0.02)             7.70     (18.8)          1,338            1.25          2.69               0.19           135
  (1.94)             9.50     (34.7)          2,793            1.25          1.99               0.13           207
  (1.04)            17.31      33.9           5,588            1.25          1.67              (0.26)          226
  (0.30)            13.73      31.6             261            1.25         12.33               0.29           207
   --               10.70      (5.1)            150            1.25         10.26               1.16            96
  (1.72)            11.28      (1.3)            233            1.25         16.24               0.73           119

   --                7.56      (1.7)            925            1.50          3.28               0.81            84
   --                7.69     (19.0)            978            1.50          3.88              (0.03)          135
  (1.94)             9.49     (34.8)          1,057            1.50          2.01               0.19           207
   --               17.30      (1.8)              0            1.50          1.77              (0.83)          226

$ (0.03)          $  5.90       3.8%       $ 17,388            0.85%         1.32%              0.67%           68%
  (0.01)             5.71     (16.6)         15,889            0.89          1.46               0.36           130
  (0.05)             6.85     (34.7)          4,245            1.15          4.26               0.09           171
   --               10.54       5.4           3,510            1.15          8.02              (0.14)           20

  (0.01)             5.90       3.9              35            1.10         39.22               0.43            68
  (0.01)             5.69     (25.2)             17            1.10        213.89               0.22           130

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                   Income (Loss) from Investment Operations            Less  Distributions
                                              ----------------------------------------------    --------------------------------
                                Net asset                        Net realized                      Dividends      Distributions
                                 value,           Net           and unrealized     Total from        from           from net
                                beginning       investment      gain (loss) on     investment    net investment     realized
                                of period     income (loss)       investments      operations        income       capital gains
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund

Institutional Class
3/31/2003(e)                    $ 6.35           $(0.03)(d)        $(0.23)             $(0.26)         $--          $--
9/30/2002                         8.83            (0.08)(d)         (2.40)              (2.48)        --           --
9/30/2001                        26.98            (0.12)(d)        (17.06)             (17.18)        --          (0.97)
9/30/2000                        16.74            (0.16)(d)         10.40               10.24         --           --
9/30/1999                         9.83            (0.08)             6.99                6.91         --           --
9/30/1998(f)                     11.32            (0.02)            (1.47)              (1.49)        --           --
12/31/1997*                      10.00            (0.07)(d)          1.99                1.92        (0.01)       (0.59)

Retail Class
3/31/2003(e)                      6.26            (0.04)(d)         (0.23)              (0.27)        --           --
9/30/2002                         8.72            (0.10)(d)         (2.36)              (2.46)        --           --
9/30/2001                        26.74            (0.15)(d)        (16.90)             (17.05)        --          (0.97)
9/30/2000                        16.65            (0.24)(d)         10.33               10.09         --           --
9/30/1999                         9.80            (0.08)             6.93                6.85         --           --
9/30/1998(f)                     11.30            (0.08)            (1.42)              (1.50)        --           --
12/31/1997*                      10.00            (0.10)(d)          1.99                1.89         --          (0.59)

Admin Class
3/31/2003(e)                      6.24            (0.04)(d)         (0.23)              (0.27)        --           --
9/30/2002                         8.71            (0.12)(d)         (2.35)              (2.47)        --           --
9/30/2001                        26.73            (0.17)(d)        (16.88)             (17.05)        --          (0.97)
9/30/2000**                      23.67            (0.05)(d)          3.11                3.06         --           --

Small Cap Value Fund

Institutional Class
3/31/2003(e)                     17.28           $ 0.04(d)         $(0.02)             $ 0.02          $--          $--
9/30/2002                        19.89             0.10(d)          (0.36)              (0.26)       (0.11)       (2.24)
9/30/2001                        20.42             0.16(d)           0.60                0.76        (0.20)       (1.09)
9/30/2000                        17.33             0.14(d)           3.36                3.50        (0.14)       (0.27)
9/30/1999                        15.60             0.16              1.83                1.99        (0.12)       (0.14)
9/30/1998(f)                     18.62             0.12             (3.14)              (3.02)        --           --
12/31/1997                       17.39             0.17              4.26                4.43        (0.15)       (3.05)

Retail Class
3/31/2003(e)                     17.25             0.02(d)          (0.02)               --           --           --
9/30/2002                        19.85             0.05(d)          (0.35)              (0.30)       (0.06)       (2.24)
9/30/2001                        20.38             0.11(d)           0.60                0.71        (0.15)       (1.09)
9/30/2000                        17.28             0.10(d)           3.36                3.46        (0.09)       (0.27)
9/30/1999                        15.57             0.09              1.84                1.93        (0.08)       (0.14)
9/30/1998(f)                     18.62             0.10             (3.15)              (3.05)        --           --
12/31/1997*                      17.39             0.15(d)           4.21                4.36        (0.08)       (3.05)

Admin Class
3/31/2003(e)                     17.20             0.00(d)(g)       (0.02)              (0.02)        --           --
9/30/2002                        19.80             0.00(d)          (0.35)              (0.35)       (0.01)       (2.24)
9/30/2001                        20.34             0.05(d)           0.60                0.65        (0.10)       (1.09)
9/30/2000                        17.24             0.04(d)           3.37                3.41        (0.04)       (0.27)
9/30/1999                        15.54             0.04              1.83                1.87        (0.03)       (0.14)
9/30/1998***                     18.62             0.03             (3.11)              (3.08)        --           --

*From commencement of fund operations on January 2, 1997 through December 31, 1997. **From commencement of class operations on July 31, 2000 through September 30, 2000.
***From commencement of class operations on January 2, 1998 through September 30, 1998. (a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c)Annualized for periods less than one year. (d)Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)For the six months ended March 31, 2003 (Unaudited). (f)For the nine months ended September 30, 1998. (g) Amount is less than $0.01 per share.

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

                                                                         Ratios to Average Net Assets
                                                              ------------------------------------------------
                   Net asset                    Net assets,
                     value,                       end of                                             Net          Portfolio
    Total           end of       Total            period          Net            Gross            investment       turnover
distributions       period     return(a)          (000)       expenses (b)(c)  expenses(c)      income (loss)(c)     rate
---------------------------------------------------------------------------------------------------------------------------
     $--         $   6.09        (4.1)%        $ 21,873           1.00%          1.26%             (0.89)%           95%
    --               6.35       (28.1)           42,415           1.00           1.07              (0.90)           162
   (0.97)            8.83       (65.2)          124,479           0.99           0.99              (0.74)           140
    --              26.98        61.2           262,147           0.92           0.92              (0.62)           170
    --              16.74        70.3            81,132           1.00           1.11              (0.80)           163
    --               9.83       (13.2)           17,174           1.00           2.15              (0.53)           116
   (0.60)           11.32        19.4             3,893           1.00           5.81              (0.65)           211

    --               5.99        (4.3)           24,282           1.25           1.52              (1.15)            95
    --               6.26       (28.2)           32,135           1.25           1.33              (1.15)           162
   (0.97)            8.72       (65.3)           50,197           1.25           1.26              (1.01)           140
    --              26.74        60.6            69,416           1.23           1.23              (0.92)           170
    --              16.65        69.9             6,032           1.25           1.80              (1.04)           163
    --               9.80       (13.3)            1,057           1.25           3.70              (0.80)           116
   (0.59)           11.30        19.2             1,139           1.25           7.82              (0.94)           211

    --               5.97        (4.3)              855           1.50           3.04              (1.40)            95
    --               6.24       (28.4)            1,078           1.50           3.01              (1.39)           162
   (0.97)            8.71       (65.3)            1,261           1.50           3.56              (1.29)           140
    --              26.73        12.9                 0           1.50           1.50              (1.16)           170

     $--         $  17.30         0.1%         $231,408           0.90%          0.96%              0.51%            34%
   (2.35)           17.28        (2.6)          234,370           0.94           0.96               0.48             86
   (1.29)           19.89         3.9           215,439           0.98           0.98               0.76             98
   (0.41)           20.42        20.7           214,919           0.93           0.93               0.76            102
   (0.26)           17.33        12.8           301,496           0.90           0.90               0.87            113
    --              15.60       (16.2)          296,116           0.92           0.92               1.04             78
   (3.20)           18.62        26.0           245,177           0.94           0.94               0.97             94

    --              17.25         0.0           100,180           1.15           1.22               0.28             34
   (2.30)           17.25        (2.8)           86,816           1.19           1.20               0.22             86
   (1.24)           19.85         3.6            97,544           1.22           1.22               0.51             98
   (0.36)           20.38        20.4            92,698           1.17           1.17               0.53            102
   (0.22)           17.28        12.4            75,302           1.20           1.20               0.57            113
    --              15.57       (16.4)           54,060           1.19           1.19               0.79             78
   (3.13)           18.62        25.6            34,353           1.25           1.35               0.79             94

    --              17.18        (0.1)           25,498           1.40           1.51               0.00             34
   (2.25)           17.20        (3.0)           24,655           1.44           1.53              (0.01)            86
   (1.19)           19.80         3.3            16,471           1.50           1.59               0.23             98
   (0.31)           20.34        20.1            11,391           1.50           1.68               0.21            102
   (0.17)           17.24        12.0             4,863           1.50           1.70               0.30            113
    --              15.54       (16.5)            1,046           1.50           3.99               0.95             78

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                           Income (Loss) from Investment Operations              Less Distributions
                                          ---------------------------------------------    -------------------------------
                             Net asset                      Net realized                      Dividends      Distributions
                              value,          Net          and unrealized    Total from        from            from net
                            beginning      investment      gain (loss)on     investment    net investment      realized
                            of period     income (loss)     investments      operations       income        capital gains
--------------------------------------------------------------------------------------------------------------------------
Value Fund

Institutional Class
3/31/2003(e)                $11.17         $ 0.08(d)         $ 0.16            $ 0.24        $(0.09)             $--
9/30/2002                    13.90           0.13(d)          (2.42)            (2.29)        (0.16)           (0.28)
9/30/2001                    15.12           0.14(d)          (1.19)            (1.05)        (0.17)            --
9/30/2000                    16.54           0.17              0.41              0.58         (0.15)           (1.85)
9/30/1999                    16.85           0.22              1.53              1.75         (0.24)           (1.82)
9/30/1998(f)                 17.64           0.18             (0.97)            (0.79)         --               --
12/31/1997                   15.60           0.18              4.32              4.50         (0.19)           (2.27)

Worldwide Fund

Institutional Class
3/31/2003(e)                $ 7.53         $ 0.16(d)         $ 0.56            $ 0.72        $(0.27)             $--
9/30/2002*                    8.48           0.35(d)          (0.55)            (0.20)        (0.75)            --
9/30/2001                    13.93           0.65(d)          (2.44)            (1.79)        (0.35)           (3.31)
9/30/2000                    10.28           0.58(d)           4.02              4.60         (0.48)           (0.47)
9/30/1999                     8.79           0.50              1.82              2.32         (0.44)           (0.39)
9/30/1998(f)                  9.86           0.33             (1.40)            (1.07)         --               --
12/31/1997                   10.63           0.47             (0.10)             0.37         (0.47)           (0.67)

*As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. (a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c)Annualized for periods less than one year. (d)Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (e)For the six months ended March 31, 2003 (Unaudited). (f)For the nine months ended September 30, 1998.

See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS

                                                                       Ratios to Average Net Assets
                                                             ------------------------------------------------
                     Net asset                Net assets,
                      value,                    end of                                            Net           Portfolio
     Total            end of      Total         period            Net            Gross         investment       turnover
 distributions        period    return(a)       (000)        expenses(b)(c)   expenses(c)    income (loss)(c)     rate
-------------------------------------------------------------------------------------------------------------------------
$ (0.09)            $ 11.32         2.1%        $33,108          0.85%           0.93%            1.28%            30%
  (0.44)              11.17       (17.2)         33,025          0.85            0.90             0.90             66
  (0.17)              13.90        (7.1)         39,549          0.85            0.96             0.87             90
  (2.00)              15.12         3.6          38,792          0.85            0.89             0.87             73
  (2.06)              16.54        10.5          66,726          0.78            0.78             1.20             59
   --                 16.85        (4.5)         66,928          0.79            0.79             1.36             49
  (2.46)              17.64        29.2          63,303          0.84            0.84             1.12             64

$ (0.27)            $  7.98         9.6%        $ 9,010          1.00%           2.26%            4.10%            46%
  (0.75)               7.53        (3.0)          8,340          1.00            2.43             4.26            113
  (3.66)               8.48       (15.0)          8,528          1.00            2.58             6.85            160
  (0.95)              13.93        46.5           9,748          1.00            2.48             4.26            183
  (0.83)              10.28        27.8           6,233          1.00            3.46             5.07            165
   --                  8.79       (10.9)          4,907          1.00            3.28             4.37             93
  (1.14)               9.86         3.5           5,597          1.00            2.62             3.89            134

See accompanying notes to financial statements.

FUND AND MANAGER REVIEW

Loomis Sayles Mid Cap Growth Fund

PORTFOLIO REVIEW Poor performance during the fourth quarter of 2002 led to the Fund's underperformance compared to its benchmark, the Russell Midcap Growth Index, for the six-month period ending March 31, 2003. Typically, leadership in the fourth quarter comes from high relative strength, high earnings momentum stocks--the type of stocks we like to own. Nevertheless, the rebound off the market lows of last October was more like a "January- effect" rally, led by low-priced, negative-earnings stocks-the types of stocks we typically do not own. Specifically, much of the Fund's performance shortfall occurred in technology and producer durables sectors. In some cases we owned the right stocks but did not time our buys and sells successfully. In addition, because the Fund is relatively concentrated, owning approximately 60 stocks, the impact of specific stock "torpedoes" is magnified.

Our largest sector over-weights were (and remain) technology and energy. If the market surprises on the upside in 2003, we believe it will be because of a renewed cycle of business investment and capital spending on technology. We believe earnings expectations in technology are more realistic and earnings revisions have become more positive. Within the energy sector, we have favored the energy services stocks. We think there is a structural imbalance between supply and demand for natural gas, which only can be resolved through a combination of higher prices and more drilling.

The classic defensive industries and sectors that outperformed during the recent correction, such as consumer staples, may under-perform going forward. In addition healthcare services companies could face challenges, as increasing budget deficits hinder Medicare and Medicaid reimbursements. OUTLOOK We remain fully invested in emerging growth stocks that, in our opinion, have strong management teams, new and exciting products or services, and good prospects for strong earnings and revenue growth for the next few years. Volatility tied to news events may offer some interesting trading opportunities throughout the next few months. Given the coalition's success in Iraq, we believe that stocks may work their way higher throughout the remainder of 2003. Longer term, though, we believe the market may move within a broad trading range for several years, as the market works off the structural imbalances of the post-bubble economy.

Key Fund Facts

Objective Long-term capital growth

Strategy Invests primarily in stocks with market capitalization falling within the capitalization range of the Russell Midcap Growth Index

Fund Inception Date 2/28/01

Expense Ratio 0.90%

Total Net Assets $5.8 million

[Photo]
Chris Ely

[Photo]
Dave Smith

[Photo]
Phil Fine

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                            6 Months*   1 Year   Since Inception
--------------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund            -2.74%     -33.29%       -30.99%

Lipper Mid-Cap Growth Funds Index(a)          3.01      -27.57        -19.00

Russell Midcap Growth Index(a)                9.14      -26.11        -17.91

CUMULATIVE PERFORMANCE Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE CHART IN THE PRINTED MATERIAL]

                                            2/28/01        3/02         3/03
                                            -------        ----         ----
Loomis Sayles Mid Cap Growth Fund           10,000         6,910        4,610

Lipper Mid-Cap Growth Funds Index           10,000         8,901        6,449

Russell Midcap Growth Index                 10,000         8,971        6,629

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Please see page 63 for a description of the indexes and important risk disclosure.

* Not annualized.

LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS

FUND AND MANAGER REVIEW

Loomis Sayles Provident Fund

PORTFOLIO REVIEW During the six-month period ended March 31, 2003, the Fund has been positioned to benefit from an economic recovery, but this strategy hurt performance compared to its benchmark, the S&P 500 Index, as the economy continued to struggle. In addition, certain high-profile stocks in the consumer staples sector suffered from volume and pricing pressures, which created a drag on Fund performance. Furthermore, the Fund's significant cash position at the end of the third quarter of 2002, relative to the benchmark, caused portfolio performance to lag.

On the bright side, the telecommunication sector rebounded, and the Fund benefited from favorable security selection. Technology also was strong, as the market discounted appropriate expectations for revenue and earnings growth. In addition, the utilities sector advanced, due to a recovery among regulated utilities.

The Fund consistently has been over-weighted in the energy sector. As geopolitical events worsened, we expected integrated oil and natural gas companies to benefit from higher commodity pricing, a colder winter and potential disruptions or shortages. In addition, valuations and yields remained quite compelling. We also maintained a slight overweight in materials, where we expect an improvement in capital spending to spark a gradual earnings recovery.

The Fund remains under-weighted in healthcare, due to political pressures on drug pricing and the lack of new blockbuster drugs. In addition, concerns about interest rates, mounting consumer debt levels and the challenging investment environment caused us to underweight financial companies.

OUTLOOK We continue to position the Fund for a gradual economic recovery. We have used market volatility to complement our predictable-earnings stocks with quality names leveraged to an improving economy. In particular, we believe stocks in the materials, technology and consumer discretionary sectors should benefit from an economic recovery.

Key Fund Facts

Objective Long-term capital growth Strategy Invests primarily in equity securities and may invest in companies of any size

Fund Inception Date 10/1/95

Fund Registration Date 3/7/97

Expense Ratio 0.65%

Total Net Assets $2.0 million

[Photo]
Robert Ix

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                             Since            Since
                                     6 Months*    1 Year     5 Years     Registration(a)   Inception(a)
-------------------------------------------------------------------------------------------------------
Loomis Sayles Provident Fund          0.31%       -18.74%      3.89%        6.93%           8.65%

Lipper Multi-Cap Core
Funds Index(b)                        3.06        -24.08      -3.62         2.09            5.44

S&P 500 Index(b)                      5.02        -24.76      -3.77         2.63            6.77

CUMULATIVE PERFORMANCE Registration to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE CHART IN THE PRINTED MATERIAL]

                                    3/7/97     3/98       3/99       3/00        3/01      3/02        3/03
                                    ------     ----       ----       ----        ----      ----        ----
Loomis Sayles Provident Fund        10,000    12,403     15,326     19,318      18,313    18,478      15,017

Lipper Multi-Cap Core
Funds Index                         10,000    13,639     14,707     18,613      14,837    14,938      11,339

S&P 500 Index                       10,000    14,192     16,812     19,828      15,530    15,563      11,711


CUMULATIVE PERFORMANCE Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE CHART IN THE PRINTED MATERIAL]

                                    10/1/95   3/96      3/97      3/98      3/99       3/00       3/01     3/02     3/03
                                    -------   ----      ----      ----      ----       ----       ----     ----     ----
Loomis Sayles Provident Fund        10,000   10,213    11,882    15,390    19,017     23,971     22,724   22,928   18,634

Lipper Multi-Cap Core
Funds Index (b)                     10,000   11,056    12,629    17,887    19,287     24,409     19,457   19,589   14,870

S&P 500 Index (b)                   10,000   11,171    13,386    19,811    23,469     27,678     21,678   21,724   16,348

Past performance is no guarantee of future performance. Average returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (September 30, 1995 and February 28, 1997, respectively). Please see page 63 for a description of the indexes and important risk disclosure.

* Not annualized.

FUND AND MANAGER REVIEW

Loomis Sayles Small Company Growth Fund

PORTFOLIO REVIEW Our primary investment strategy focused on owning stocks with earnings growth rates expected to be higher than the market as a whole. As usual, we looked for companies with strong fundamentals, rapid earnings growth, a strong management and a solid business model.

The consumer discretionary and technology sectors remained the most substantial weightings in the portfolio for the six-month period ending March 31, 2003. Because individual stock selection is the primary driver of our sector weightings, it's not surprising that we have seen most of the current growth opportunities from these two sectors. The consumer discretionary sector includes a diverse group of companies in a variety of industries, from advertising to education to retail. All are experiencing significant growth in sales and earnings, despite relatively slow economic growth. Our overweight position in the technology sector reflects a combination of companies that are experiencing significant growth or are beginning to show signs of a return to growth after a long drought.

The financial services sector remained the largest underweight in the portfolio. Surprisingly, the financial services sector weighting exceeded the technology sector weighting for the first time in the Russell 2000 Growth Index's history. Nevertheless, the sector was populated with a number of relatively small, slow-growth banks, REITs (real estate investment trusts) and other financial companies that did not meet our growth criteria. This difference between the Fund's and the benchmark's financial holdings accounted for the majority of the Fund's underperformance for the period.

OUTLOOK Stock valuations remain lower today than they were three years ago, and corporate earnings are beginning to grow again. We believe the missing ingredient is investor confidence. Investors have large sums of cash sitting on the sidelines, and a string of positive days, weeks and months should bolster confidence. In addition, the successful prosecution of the Iraq war should provide some short-term stimulus for the market. Our longer-term outlook depends on the pace of economic growth and corporate earnings performance. One of the drags over the past two years has been the dramatic fall-off in capital spending, and a rebound in this type of spending would make us much more optimistic about the long term.

Key Fund Facts

Objective Long-term capital growth Strategy Invests primarily in stocks with market capitalization falling within the capitalization range of the Russell 2000 Index

[Photo]
Chris Ely

[Photo]
Dave Smith

[Photo]
Phil Fine

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                6 Months*    1 Year     Since Inception
                                                ---------    ------     ---------------
Loomis Sayles Small Company
  Growth Fund                                     -1.39%     -39.14%       -13.13%

Lipper Small-Cap Growth
  Funds Index(a)                                   1.52      -29.30         -2.88

Russell 2000 Growth Index(a)                       3.34      -31.63        -11.08

Russell 2000 Index(a)                              1.39      -26.96         -2.98

CUMULATIVE PERFORMANCE Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE CHART IN THE PRINTED MATERIAL]

                                         5/7/99     3/00      3/01     3/02      3/03
                                         ------     ----      ----     ----      ----
Loomis Sayles Small Company
  Growth Fund                           10,000     21,390    10,412    9,489    5,774

Lipper Small-Cap Growth
  Funds Index (a)                       10,000     18,904    11,933   12,618    8,921

Russell 2000 Growth Index (a)           10,000     14,614     8,796    9,231    6,311

Russell 2000 Index (a)                  10,000     12,600    10,669   12,161    8,883

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month-end closest to the Fund's inception date (April 30, 1999). Please see page 63 for a description of the indexes and important risk disclosure.

* Not annualized.

LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS

DISCLOSURE

Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Provident Fund, Loomis Sayles Small Company Growth Fund

Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value. Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Index Definitions

Lipper Mid-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective.

Lipper Multi-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the multi-cap core funds investment objective.

Lipper Small-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.

Lipper Averages consist of all mutual funds in a stated category.

Source: Lipper, Inc.

Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

The indexes are unmanaged and index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Mid Cap Growth Fund
                                                    Shares             Value +
-------------------------------------------------------------------------------
COMMON STOCKS--98.2% of net assets
Banks/Savings & Loans--1.6%
New York Community Bancorp, Inc.                     3,150           $ 93,870
                                                                     --------
Biotechnology--8.7%
Affymetrix, Inc.*                                    2,800             72,800
Celgene Corp.*                                       1,925             50,204
Genzyme Corp.*                                       2,200             80,190
Gilead Sciences, Inc.*                               2,200             92,378
IDEC Pharmaceuticals Corp.*                          1,300             44,745
MedImmune, Inc.*                                     2,650             86,999
Millennium Pharmaceuticals, Inc.*                    5,525             43,426
Neurocrine Biosciences, Inc.*                          725             30,291
                                                                     --------
                                                                      501,033
                                                                     --------
Commercial Services & Supplies--5.6%
Career Education Corp.*                              1,825             89,279
Corinthian Colleges, Inc.*                           2,450             96,775
University of Phoenix Online*                        3,216            137,162
                                                                     --------
                                                                      323,216
                                                                     --------
Communications Equipment--4.5%
Emulex Corp.*                                        5,200             99,580
McDATA Corp., Class A*                               9,750             83,752
NetScreen Technologies, Inc.*                        4,575             76,769
                                                                     --------
                                                                      260,101
                                                                     --------
Computers & Peripherals--3.4%
Network Appliance, Inc.*                            12,375            138,477
Skyworks Solutions, Inc.*                            9,675             60,275
                                                                     --------
                                                                      198,752
                                                                     --------
Consumer Services--1.5%
Leapfrog Enterprises, Inc.*                          3,575             85,228
                                                                     --------
Diversified Financials--1.5%
Investors Financial Services Corp.                   3,475             84,616
                                                                     --------
Energy Equipment & Services--5.9%
Nabors Industries Ltd.*                              2,175             86,717
Patterson-UTI Energy, Inc.*                          3,450            111,642
Pride International, Inc.*                           4,425             59,693
Varco International, Inc.*                           4,600             84,226
                                                                     --------
                                                                      342,278
                                                                     --------
Healthcare--Drugs--3.6%
Allergan, Inc.                                       1,525            104,021
Biovail Corp.*                                       2,575            102,665
                                                                     --------
                                                                      206,686
                                                                     --------
Healthcare--Equipment & Supplies--5.4%
St. Jude Medical, Inc.*                              2,125            103,594
Varian Medical Systems, Inc.*                        1,725             93,029
Zimmer Holdings, Inc.*                               2,375            115,496
                                                                     --------
                                                                      312,119
                                                                     --------
Healthcare--Providers & Services--4.7%
Caremark Rx, Inc.*                                   5,525            100,279
Covance, Inc.*                                       3,425             79,186
Mid Atlantic Medical Services, Inc.*                 2,250             91,237
                                                                     --------
                                                                      270,702
                                                                     --------

LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS

                                                              Shares           Value +
--------------------------------------------------------------------------------------
COMMON STOCKS--continued

Hotels, Restaurant & Leisure--4.9%
International Game Technology                                  1,100        $   90,090
Starbucks Corp.                                                3,950           101,752
Station Casinos, Inc.*                                         4,250            89,717
                                                                            ----------
                                                                               281,559
                                                                            ----------
Information Technology--Consulting & Services--1.9%
Cognizant Technology Solutions Corp.*                          1,650           111,128
                                                                            ----------
Internet & Catalog Retail--2.5%
Amazon.com, Inc.*                                              5,450           141,864
                                                                            ----------
Internet Software & Services--4.8%
Hotels.com, Class A*                                           2,600           149,955
Yahoo!, Inc.*                                                  5,325           127,906
                                                                            ----------
                                                                               277,861
                                                                            ----------
Media & Entertainment--4.4%
Entercom Communications Corp.*                                 1,600            70,256
Getty Images, Inc.*                                            2,100            57,666
Univision Communications, Inc., Class A*                       2,500            61,275
Westwood One, Inc.*                                            1,975            61,699
                                                                            ----------
                                                                               250,896
                                                                            ----------
Oil & Gas--1.5%
XTO Energy, Inc.                                               4,567            86,767
                                                                            ----------
Retail--Specialty--6.9%
Abercrombie & Fitch Co., Class A*                              2,975            89,339
AutoZone, Inc.*                                                1,375            94,476
Bed Bath & Beyond, Inc.*                                       2,900           100,166
Weight Watchers International, Inc.*                           2,450           112,823
                                                                            ----------
                                                                               396,804
                                                                            ----------
Semiconductor Equipment & Products--12.8%
Cymer, Inc.*                                                   3,300            78,045
Intersil Corp., Class A*                                       6,100            94,916
KLA-Tencor Corp.*                                              2,325            83,565
Linear Technology Corp.                                        4,400           135,828
Marvell Technology Group Ltd.*                                 4,200            88,998
Novellus Systems, Inc.*                                        2,000            54,540
QLogic Corp.*                                                  2,000            74,280
Xilinx, Inc.*                                                  5,575           130,511
                                                                            ----------
                                                                               740,683
                                                                            ----------
Software--10.3%
Adobe Systems, Inc.                                            1,875            57,806
BEA Systems, Inc.*                                            11,825           120,497
Cognos, Inc.*                                                  4,375            99,404
Electronic Arts, Inc.*                                         1,600            93,824
Mercury Interactive Corp.*                                     3,375           100,170
Symantec Corp.*                                                3,050           119,499
                                                                            ----------
                                                                               591,200
                                                                            ----------
Telecommunications--Wireless--1.8%
Nextel Communications, Inc., Class A*                          7,650           102,434
                                                                            ----------
TOTAL COMMON STOCKS
  (Identified Cost $5,464,657)                                               5,659,797
                                                                            ----------

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                        Face  Amount         Value +
------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT--1.9% of net assets

Repurchase Agreement with State Street Corp.,
dated 3/31/03 at 0.500% to be repurchased at
$107,001 on 4/01/03 collateralized by $95,000
U.S. Treasury Bond, 6.375% due 8/15/27
with a value of $114,781                                $  107,000        $  107,000
TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $107,000)                                                 107,000

TOTAL INVESTMENTS--100.1%
  (Identified Cost $5,571,657)@                                            5,766,797
  Liabilities, Less Cash and Other Assets--(0.1%)                             (3,828)
                                                                          ----------
NET ASSETS--100%                                                          $5,762,969
                                                                          ==========

+ See Note 1.

* Non-income producing security

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $5,571,657 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $451,717 and $256,577, respectively, resulting in net unrealized appreciation of $195,140.

See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Provident Fund

                                                           Shares            Value +
------------------------------------------------------------------------------------
COMMON STOCKS--92.3% of net assets

Aerospace/Defense--2.1%
Northrop Grumman Corp.                                        475           $40,755
                                                                            -------
Banks/Savings & Loans--1.8%
Wells Fargo & Co.                                             775            34,867
                                                                            -------
Beverages--3.0%
PepsiCo, Inc.                                               1,500            60,000
                                                                            -------
Biotechnology--1.9%
Amgen, Inc.*                                                  650            37,408
                                                                            -------
Building Products--2.0%
Masco Corp.                                                 2,175            40,499
                                                                            -------
Chemicals--2.6%
Praxair, Inc.                                                 900            50,715
                                                                            -------
Communications Equipment--3.0%
Cisco Systems, Inc.*                                        2,400            31,152
Nokia Oyj ADR                                               1,975            27,670
                                                                            -------
                                                                             58,822
Computers & Peripherals--3.4%
Dell Computer Corp.*                                        1,125            30,724
Lexmark International Group, Inc.*                            550            36,822
                                                                            -------
                                                                             67,546
                                                                            -------
Citigroup, Inc.                                             1,175            40,479
Federal Home Loan Mortgage Corp.                            1,075            57,082
                                                                            -------
                                                                             97,561
                                                                            -------
Flextronics International Ltd.*                             2,775            24,198
                                                                            -------
Energy--1.3%
GlobalSantaFe Corp.                                         1,200            24,780
                                                                            -------
Food--2.6%
Kraft Foods, Inc., Class A                                  1,825            51,465
                                                                            -------
Food & Drug Retailing--3.2%
Whole Foods Market, Inc.*                                   1,150            63,986
                                                                            -------
Forest & Paper Products--2.0%
International Paper Co.                                     1,200            40,560
                                                                            -------
Healthcare--Equipment & Supplies--2.4%
Medtronic, Inc.                                             1,050            47,376
                                                                            -------
Healthcare--Providers & Services--3.0%
Cardinal Health, Inc.                                       1,025            58,394
                                                                            -------
Household Durables--2.0%
Leggett & Platt, Inc.                                       2,175            39,759
                                                                            -------
Industrial Conglomerates--2.3%
General Electric Co.                                        1,800            45,900
                                                                            -------
Information Technology--Consulting
   & Services--4.0%
Affiliated Computer Services, Inc., Class A*                  750            33,195
SunGard Data Systems, Inc.*                                 2,175            46,327
                                                                            -------
                                                                             79,522
                                                                            -------

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                           Shares            Value +
------------------------------------------------------------------------------------
COMMON STOCKS--continued

Insurance--7.7%
AFLAC, Inc.                                                 1,750         $   56,087
American International Group, Inc.                            925             45,741
John Hancock Financial Services, Inc.                       1,825             50,699
                                                                          ----------
                                                                             152,527
                                                                          ----------
Machinery--5.5%
Danaher Corp.                                                 900             59,184
Illinois Tool Works, Inc.                                     850             49,427
                                                                          ----------
                                                                             108,611
                                                                          ----------
Media & Entertainment--4.8%
Comcast Corp.*                                              1,375             37,799
Viacom, Inc., Class B*                                      1,550             56,606
                                                                          ----------
                                                                              94,405
                                                                          ----------
Oil & Gas--7.9%
ConocoPhillips                                                825             44,220
Devon Energy Corp.                                          1,450             69,919
Exxon Mobil Corp.                                           1,200             41,940
                                                                          ----------
                                                                             156,079
                                                                          ----------
Pharmaceutical--2.5%
Pfizer, Inc.                                                1,575             49,077
                                                                          ----------
Retail--Multiline--3.8%
Kohl's Corp.*                                                 500             28,290
Target Corp.                                                1,575             46,084
                                                                          ----------
                                                                              74,374
                                                                          ----------
Semiconductor Equipment & Products--2.6%
Maxim Integrated Products, Inc.                               825             29,799
NVIDIA Corp.*                                               1,750             22,488
                                                                          ----------
                                                                              52,287
                                                                          ----------
Software--1.2%
Microsoft Corp.                                               975             23,605
                                                                          ----------
Telecommunication Services--Diversified--2.9%
CenturyTel, Inc.                                            2,050             56,580
                                                                          ----------
Textiles, Apparel & Luxury Goods--2.3%
Jones Apparel Group, Inc.*                                  1,625             44,574
                                                                          ----------
Utilities--Electric--2.4%
Dominion Resources, Inc.                                      850             47,065
                                                                          ----------
TOTAL COMMON STOCKS
  (Identified Cost $1,802,651)                                             1,823,297
                                                                          ----------

LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS

                                                         Face Amount         Value +
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--9.4% of net assets
Repurchase Agreement with State Street Corp.,
dated 3/31/03 at 0.500% to be repurchased at
$186,003 on 4/01/03 collateralized by $160,000
U.S. Treasury Bond, 6.250% due 5/15/30
with a value of $194,582                                  $  186,000     $  186,000
                                                                         ----------
TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $186,000)                                                186,000
                                                                         ----------

TOTAL INVESTMENTS--101.7%
  (Identified Cost $1,988,651)@                                           2,009,297
  Liabilities, Less Cash and Other Assets--(1.7%)                           (33,124)
                                                                         ----------
NET ASSETS--100%                                                         $1,976,173
                                                                         ==========

+ See Note 1.

* Non-income producing security

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $1,988,651 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $84,965 and $64,319, respectively, resulting in net unrealized appreciation of $20,646.

Key to Abbreviations: ADR: American Depository Receipts

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Small Company Growth Fund

                                                    Shares           Value +
--------------------------------------------------------------------------------
COMMON STOCKS--96.8% of net assets

Banks--1.7%
UCBH Holdings, Inc.                                  5,700        $  250,686
                                                                  ----------
Banks/Savings & Loans--2.7%
Dime Community Banc shares                           7,500           171,225
East West Bancorp, Inc.                              7,650           236,002
                                                                  ----------
                                                                     407,227
                                                                  ----------
Biotechnology--7.2%
Alkermes, Inc.*                                     14,225           129,021
BioMarin Pharmaceutical, Inc.*                      10,575           120,026
Connetics Corp.*                                     7,425           124,369
Digene Corp.*                                        8,325           137,695
Integra LifeSciences Holdings*                      10,750           247,250
Neurocrine Biosciences, Inc.*                        1,925            80,427
Telik, Inc.*                                         9,425           126,672
Trimeris, Inc.*                                      3,075           126,628
                                                                  ----------
                                                                   1,092,088
                                                                  ----------
Business Services--0.9%
Documentum, Inc.*                                    9,775           128,248
                                                                  ----------
Commercial Services & Supplies--5.4%
Corporate Executive Board Co.*                       6,550           233,311
FTI Consulting, Inc.*                                5,850           270,387
Strayer Education, Inc.                              5,600           307,440
                                                                  ----------
                                                                     811,138
                                                                  ----------
Communications Equipment--3.7%
McDATA Corp., Class A*                              32,575           279,819
NetScreen Technologies, Inc.*                       16,425           275,612
                                                                  ----------
                                                                     555,431
                                                                  ----------
Computers & Peripherals--1.3%
Skyworks Solutions, Inc.*                           32,100           199,983
                                                                  ----------
Consumer Services--1.9%
Leapfrog Enterprises, Inc.*                         11,725           279,524
                                                                  ----------
Electronic Equipment &
  Instruments--1.1%
FLIR Systems, Inc.*                                  3,450           163,565
                                                                  ----------
Energy Equipment & Services--1.8%
Maverick Tube Corp.*                                14,475           269,235
                                                                  ----------
Food--1.7%
Peet's Coffee & Tea, Inc.*                          15,850           262,793
                                                                  ----------
Healthcare--Drugs--1.1%
Angiotech Pharmaceuticals, Inc.*                     8,575           170,814
                                                                  ----------
Healthcare--Equipment & Supplies--1.6%
Zoll Medical Corp.*                                  5,875           240,052
                                                                  ----------
Healthcare Providers--0.7%
CTI Molecular Imaging, Inc.*                         5,675           111,230
                                                                  ----------
Healthcare--Providers & Services--8.7%
Advisory Board Co.*                                  7,475           261,251
Centene Corp.*                                       6,025           175,990
eResearch Technology, Inc.*                          6,075           163,053
Odyssey Healthcare, Inc.*                           11,475           272,761

LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS

                                                         Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Healthcare--Providers & Services--continued
United Surgical Partners International, Inc.*            12,825      $  237,134
VistaCare, Inc., Class A*                                11,350         202,462
                                                                     ----------
                                                                      1,312,651
                                                                     ----------
Hotels, Restaurant & Leisure--6.6%
P.F. Chang's China Bistro, Inc.*                          6,625         245,125
Panera Bread Co., Class A*                                6,650         202,758
Penn National Gaming, Inc.*                              14,800         262,700
Station Casinos, Inc.*                                   13,900         293,429
                                                                     ----------
                                                                      1,004,012
                                                                     ----------
Information Technology--Consulting
  & Services--1.9%
Cognizant Technology Solutions Corp.*                     4,175         281,186
                                                                     ----------
Insurance--1.7%
HCC Insurance Holdings, Inc.                              9,975         254,961
                                                                     ----------
Internet Software--1.1%
webMethods, Inc.*                                        18,650         170,275
                                                                     ----------
Internet Software & Services--5.2%
DoubleClick, Inc.*                                       30,650         238,151
SafeNet, Inc.*                                           12,825         262,271
United Online, Inc.*                                     16,950         292,218
                                                                     ----------
                                                                        792,640
                                                                     ----------
Media & Entertainment--2.6%
Cumulus Media, Inc., Class A*                            17,025         247,884
Getty Images, Inc.*                                       5,350         146,911
                                                                     ----------
                                                                        394,795
                                                                     ----------
Oil & Gas--5.5%
Evergreen Resources, Inc.*                                5,875         266,196
Unit Corp.*                                              17,450         354,061
W-H Energy Services, Inc.*                               12,725         217,852
                                                                     ----------
                                                                        838,109
                                                                     ----------
Pharmaceutical--1.5%
Adolor Corp.*                                             7,750          76,803
The Medicines Co.*                                        8,325         155,178
                                                                     ----------
                                                                        231,981
                                                                     ----------
Retail--Specialty--5.8%
Cost Plus, Inc.*                                          6,650         175,028
Electronics Boutique Holdings Corp.*                      6,000         100,740
Gart Sports Co.*                                         12,150         231,822
Hot Topic, Inc.*                                          4,225          98,485
Tractor Supply Co.*                                       8,300         274,066
                                                                     ----------
                                                                        880,141
                                                                     ----------
Semiconductor Equipment &
  Products--8.0%
02Micro International Ltd.*                               3,550          38,198
ATMI, Inc.                                               10,875         209,452
Cymer, Inc.*                                              5,700         134,805
Entegris Inc.*                                           15,375         153,135
Integrated Device Technology, Inc.*                      19,150         152,051
Micrel, Inc.*                                            17,625         162,502

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                              Shares          Value +
-------------------------------------------------------------------------------------
COMMON STOCKS--continued

Semiconductor Equipment & Products--continued
Microsemi Corp.*                                              12,350      $   135,233
Zoran Corp.*                                                  18,000          232,380
                                                                          -----------
                                                                            1,217,756
                                                                          -----------
Software--15.4%
Altiris, Inc.*                                                10,425          130,208
Concord Communications, Inc.*                                 22,875          196,039
F5 Networks, Inc.*                                            15,050          190,081
Informatica Corp.*                                            37,575          242,359
j2 Global Communications, Inc.*                                9,775          278,490
Kronos, Inc.*                                                  5,800          203,290
MicroStrategy Inc., Class A*                                   6,925          166,962
Packeteer, Inc.*                                              17,850          174,930
RSA Security, Inc.*                                           15,950          113,245
SERENA Software, Inc.*                                        14,675          234,227
THQ, Inc.*                                                    17,725          231,843
WebEx Communications, Inc.*                                   16,950          175,263
                                                                          -----------
                                                                            2,336,937
                                                                          -----------
TOTAL COMMON STOCKS
  (Identified Cost $14,276,338)                                            14,657,458
                                                                          -----------
                                                         Face Amount
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--5.2% of net assets

Repurchase Agreement with State Street Corp.,
dated 3/31/03 at 0.500% to be repurchased at
$783,011 on 4/01/03 collateralized by $570,000
U.S. Treasury Bond, 8.125% due 8/15/19
with a value of $802,293                                    $ 783,000         783,000
                                                                          -----------
TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $783,000)                                                  783,000
                                                                          -----------
TOTAL INVESTMENTS--102.0%
  (Identified Cost $15,059,338)@                                           15,440,458
  Liabilities, Less Cash and Other Assets--(2.0%)                            (304,029)
                                                                          -----------
NET ASSETS--100%                                                          $15,136,429
                                                                          ===========

+ See Note 1.

* Non-income producing security

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $15,059,338 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,137,066 and $755,946, respectively, resulting in net unrealized appreciation of $381,120.

See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                      Mid Cap           Provident     Small Company
                                                    Growth Fund           Fund         Growth Fund
---------------------------------------------------------------------------------------------------
Assets

Investments at value                                $ 5,766,797      $ 2,009,297      $ 15,440,458
Cash                                                          0              127               704
Receivable for:
   Securities sold                                       98,094                0            56,139
   Dividends and interest                                   103            5,049               944
Due from the adviser                                      8,514            7,023            10,863
                                                    -----------      -----------      ------------
                                                      5,873,508        2,021,496        15,509,108
                                                    -----------      -----------      ------------
Liabilities

Payable for:
   Securities purchased                                  94,018           22,756           328,620
   Foreign taxes                                              0               88                 0
Due to custodian                                             88                0                 0
Accrued expenses:
   Management fees                                        3,671            3,889            12,692
   Trustees' fees                                           537              537               537
   Administrative fees                                      161              315               782
   Other                                                 12,064           17,738            30,048
                                                    -----------      -----------      ------------
                                                        110,539           45,323           372,679
                                                    -----------      -----------      ------------
Net Assets                                          $ 5,762,969      $ 1,976,173      $ 15,136,429
                                                    ===========      ===========      ============
Net Assets consist of:
Capital paid in                                     $12,396,580      $ 6,163,969      $100,836,826
Undistributed accumulated net
  investment income (loss)                              (23,360)          66,583          (131,089)
Accumulated net realized gain (loss)                 (6,805,391)      (4,275,025)      (85,950,428)
Unrealized appreciation (depreciation) on:
Investments                                             195,140           20,646           381,120
                                                    -----------      -----------      ------------
Net Assets                                          $ 5,762,969      $ 1,976,173      $ 15,136,429
                                                    ===========      ===========      ============
Shares of beneficial interest
  outstanding,no par value                            1,250,024          291,738         2,659,257
Net asset value and redemption price                $      4.61      $      6.77      $       5.69
Identified cost of investments                      $ 5,571,657      $ 1,988,651      $ 15,059,338

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2003 (Unaudited)

                                                Mid Cap            Provident         Small Company
                                              Growth Fund            Fund             Growth Fund
--------------------------------------------------------------------------------------------------
Investment Income
Dividends*                                      $   2,760          $ 107,032          $   14,538
Interest                                              766              9,380               3,463
                                                ---------          ---------          ----------
Total income                                        3,526            116,412              18,001
                                                ---------          ---------          ----------
Expenses
Management fees                                    22,405             38,325             124,242
Trustees' fees and expenses                         3,018              3,018               3,018
Administrative fees                                 1,046              2,683               5,798
Custodian and accounting fees                      18,803             18,904              29,374
Transfer Agent fees                                 8,590              9,024               9,693
Audit and tax services fees                        11,194             13,451              22,793
Registration fees                                   7,448              9,786               8,275
Printing fees                                       1,265              2,790              12,133
Legal fees                                            184                455               1,687
Other expenses                                      1,366              1,505               2,295
                                                ---------          ---------          ----------
Total expenses                                     75,319             99,941             219,308
Less expenses waived and reimbursed
   by the investment adviser                      (48,433)           (50,119)            (70,218)
                                                ---------          ---------          ----------
Net expenses                                       26,886             49,822             149,090
                                                ---------          ---------          ----------
Net investment income (loss)                      (23,360)            66,590            (131,089)
                                                ---------          ---------          ----------
Net Realized Gain (Loss) on:
Investments                                      (761,165)          (204,975)         (6,372,903)
                                                ---------          ---------          ----------
Change in Unrealized Appreciation
  (Depreciation) on:
Investments                                       618,125            490,397           6,046,720
                                                ---------          ---------          ----------
Total net realized gain (loss) and
   change in unrealized appreciation
   (depreciation)                                (143,040)           285,422            (326,183)
                                                ---------          ---------          ----------
Net Increase (Decrease) in Net Assets
   from Operations                              $(166,400)         $ 352,012          $ (457,272)
                                                =========          =========          ==========

* Net of foreign withholding taxes of $88 for the Provident Fund.

See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

Mid Cap Growth Fund

                                                       Six Months Ended              Year Ended
                                                   March 31, 2003 (Unaudited)    September 30, 2002
                                                   --------------------------    ------------------
From Operations
Net investment income (loss)                               $   (23,360)             $   (63,541)
Net realized gain (loss)                                      (761,165)              (2,678,370)
Change in unrealized appreciation
 (depreciation)                                                618,125                1,188,599
                                                           -----------              -----------
Increase (decrease) in net assets
 from operations                                              (166,400)              (1,553,312)
                                                           -----------              -----------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets from
 capital share transactions                                          0                      150
                                                           -----------              -----------
Total increase (decrease) in net assets                       (166,400)              (1,553,162)
Net Assets
Beginning of the period                                      5,929,369                7,482,531
                                                           -----------              -----------
End of the period                                          $ 5,762,969              $ 5,929,369
                                                           ===========              ===========
Undistributed Net Investment Income (Loss)
End of the period                                          $   (23,360)             $         0
                                                           ===========              ===========

Provident Fund
                                                       Six Months Ended              Year Ended
                                                   March 31, 2003 (Unaudited)    September 30, 2002
                                                   --------------------------    ------------------
From Operations
Net investment income                                     $     66,590             $    137,374
Net realized gain (loss)                                      (204,975)              (1,869,638)
Change in unrealized appreciation
 (depreciation)                                                490,397                  (52,618)
                                                          ------------             ------------
Increase (decrease) in net assets
 from operations                                               352,012               (1,784,882)
                                                          ------------             ------------
From Distributions to Shareholders
Net investment income                                          (82,181)                (335,784)
                                                          ------------             ------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets from
 capital share transactions                                (15,719,783)                 335,934
                                                          ------------             ------------
Total increase (decrease) in net assets                    (15,449,952)              (1,784,732)
Net Assets
Beginning of the period                                     17,426,125               19,210,857
                                                          ------------             ------------
End of the period                                         $  1,976,173             $ 17,426,125
                                                          ============             ============
Undistributed Net Investment Income
End of the period                                         $     66,583             $     82,174
                                                          ============             ============

Small Company Growth Fund
                                                       Six Months Ended              Year Ended
                                                   March 31, 2003 (Unaudited)    September 30, 2002
                                                   --------------------------     ------------------
From Operations
Net investment income (loss)                               $   (131,089)           $   (630,457)
Net realized gain (loss)                                     (6,372,903)            (26,904,555)
Change in unrealized appreciation
 (depreciation)                                               6,046,720               6,766,474
                                                           ------------            ------------
Increase (decrease) in net assets
 from operations                                               (457,272)            (20,768,538)
                                                           ------------            ------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets derived
 from capital share transactions                            (32,420,680)               (927,166)
                                                           ------------            ------------
Total increase (decrease) in net assets                     (32,877,952)            (21,695,704)
Net Assets
Beginning of the period                                      48,014,381              69,710,085
                                                           ------------            ------------
End of the period                                          $ 15,136,429            $ 48,014,381
                                                           ============            ============
Undistributed Net Investment Income (Loss)
End of the period                                          $   (131,089)           $          0
                                                           ============            ============

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                              Income (Loss) from Investment Operations           Less Distributions
                                             -------------------------------------------    ------------------------------
                                 Net asset                    Net realized                    Dividends      Distributions
                                   value,        Net         and unrealized   Total from        from           from net
                                 beginning    investment     gain (loss) on   investment    net investment     realized
                                 of period   income (loss)     investments    operations        income       capital gains
                                 ---------   -------------   --------------   ----------    --------------   -------------
Mid Cap Growth Fund

Institutional Class
3/31/2003(e)                       $ 4.74      $(0.02)(d)       $(0.11)          $(0.13)          $--            $--
9/30/2002                            5.99       (0.05)(d)        (1.20)           (1.25)         --             --
9/30/2001*                          10.00       (0.03)(d)        (3.98)           (4.01)         --             --

Provident Fund

Institutional Class
3/31/2003(e)                       $ 6.78      $ 0.03(d)        $(0.01)          $ 0.02        $(0.03)           $--
9/30/2002                            7.67        0.06(d)         (0.81)           (0.75)        (0.14)          --
9/30/2001                           11.16        0.12(d)         (1.60)           (1.48)        (0.09)         (1.92)
9/30/2000                           13.46        0.12             2.43             2.55         (0.07)         (4.78)
9/30/1999                           13.59        0.04             3.87             3.91         (0.10)         (3.94)
9/30/1998(f)                        12.26        0.10             1.23             1.33          --             --
12/31/1997                          11.48        0.10             1.68             1.78         (0.10)         (0.90)

Small Company Growth Fund

Institutional Class
3/31/2003(e)                       $ 5.77      $(0.02)(d)       $(0.06)          $(0.08)          $--            $--
9/30/2002                            8.07       (0.07)(d)        (2.23)           (2.30)         --             --
9/30/2001                           19.78       (0.07)(d)       (11.45)          (11.52)         --            (0.19)
9/30/2000                           11.67       (0.06)            8.17             8.11          --             --
9/30/1999**                         10.00       (0.01)            1.68             1.67          --             --

*From commencement of fund operations on February 28, 2001 through September 30, 2001. **From commencement of fund operations on May 7, 1999 through September 30, 1999. (a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c)Annualized for periods less than one year. (d)Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e) For the six months ended March 31, 2003 (Unaudited). (f)For the nine months ended September 30, 1998.

See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS

                                                               Ratios to Average Net Assets
                                                      -----------------------------------------------
                Net asset               Net assets,
                 value,                   end of                                           Net          Portfolio
    Total        end of       Total       period           Net            Gross         investment      turnover
distributions    period     return(a)     (000)       expenses(b)(c)   expenses(c)   income (loss)(c)     rate
-----------------------------------------------------------------------------------------------------------------
   $--          $ 4.61        (2.7)%    $  5,763          0.90%            2.52%          (0.78)%         127%
    --            4.74       (20.9)        5,929          0.90             1.88           (0.81)          216
    --            5.99       (40.1)        7,483          0.90             1.93           (0.62)          145

  $(0.03)       $ 6.77         0.3%     $  1,976          0.65%            1.30%           0.87%          117%
   (0.14)         6.78       (10.1)       17,426          0.65             1.14            0.72           188
   (2.01)         7.67       (15.9)       19,211          0.65             1.05            1.29           300
   (4.85)        11.16        25.3        23,718          0.65             0.95            1.00           356
   (4.04)        13.46        31.7        21,886          0.65             1.00            0.30           250
    --           13.59        10.9        20,910          0.65             1.03            0.74            96
   (1.00)        12.26        15.7        38,544          0.65             0.89            0.87           109

   $--          $ 5.69        (1.4)%    $ 15,136          0.90%            1.32%          (0.79)%         109%
    --            5.77       (28.5)       48,014          0.90             1.07           (0.82)          157
   (0.19)         8.07       (58.6)       69,710          0.90             1.02           (0.61)          150
    --           19.78        69.5       133,784          0.90             0.99           (0.51)          174
    --           11.67        16.7        17,674          0.90             2.17           (0.51)           56

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

1. Loomis Sayles Funds (the "LSF Trust") and Loomis Sayles Investment Trust (the "LSIT Trust") (collectively, the "Trusts") consist predominately of no load mutual funds. The Trusts are authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Each Trust is a diversified, open-end management company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and the interests in each Trust are registered under the Securities Act of 1933 (the "1933 Act"). Shares in the LSIT Trust were first registered under the 1933 Act effective March 7, 1997 (subsequent to its commencement of investment operations). The LSF Trust and the LSIT Trust were organized, as Massachusetts business trusts on February 20, 1991 and December 23, 1993, respectively.

Information presented in these financial statements pertains only to the Equity Funds set forth below (each a "Fund," and collectively, the "Funds"). The financial statements for the Fixed Income Funds and the Loomis Sayles Managed Bond Fund are presented in separate reports.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment advisor of each Fund.

The Loomis Sayles Funds consists of the following Funds:
Fixed Income Funds                                      Equity Funds
Loomis Sayles Bond Fund                                 Loomis Sayles Aggressive Growth Fund
Loomis Sayles Global Bond Fund                          Loomis Sayles Growth Fund
Loomis Sayles Investment Grade Bond Fund                Loomis Sayles International Equity Fund
Loomis Sayles Managed Bond Fund                         Loomis Sayles Research Fund
Loomis Sayles U.S. Government Securities Fund           Loomis Sayles Small Cap Growth Fund
                                                        Loomis Sayles Small Cap Value Fund
                                                        Loomis Sayles Value Fund
                                                        Loomis Sayles Worldwide Fund

The LSF Trust Equity Funds (excluding the Loomis Sayles Value and Worldwide Funds) offer Institutional and Retail Class shares. The Loomis Sayles Value and Worldwide Funds only offer Institutional Class shares. The Loomis Sayles Small Cap Value Fund also offers Admin Class shares.


The Loomis Sayles Investment Trust consists of the following Funds:
Fixed Income Funds                                      Equity Funds
Loomis Sayles Benchmark Core Bond Fund                  Loomis Sayles Mid Cap Growth Fund
Loomis Sayles Core Plus Fixed Income Fund               Loomis Sayles Provident Fund
Loomis Sayles Fixed Income Fund                         Loomis Sayles Small Company Growth Fund
Loomis Sayles Institutional High Income Fund
Loomis Sayles Intermediate Duration Fixed Income Fund
Loomis Sayles Investment Grade Fixed Income Fund

The LSIT Trust Equity Funds offer Institutional Class shares.

Shares of each Class represent an equal proportionate interest in the assets of the relevant fund and generally have the same voting privileges. Institutional, Retail and Admin Classes differ with respect to distribution and certain other Class-specific expenses and expense reductions.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds: A. Security Valuation Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are

NOTES

valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. Repurchase Agreements The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral held be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, the Funds may be delayed or prevented from recovering the collateral.

C. Foreign Currency Translation and Foreign Investments The books and records of each of the Funds (including those Funds that invest in foreign investments) are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in foreign currencies is translated into U.S. dollar amounts based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from fluctuations in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at year-end, resulting from changes in exchange rates.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. Each Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. Forward Foreign Currency Exchange Contracts Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts to protect its investments against future changes in foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contracts will fluctuate with changes in currency exchange rates. The contracts are marked-to-market daily using the forward currency exchange rates and the changes in market value are recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when a contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Forward foreign currency exchange contracts expose the Funds to the risk that the counterparties will be unable or unwilling to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. At March 31, 2003, there were no open forward foreign currency exchange contracts.

E. Security Transactions, Related Investment Income and Expenses Security transactions are accounted for as of the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the accrual basis and increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Many expenses of the Trusts can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are either apportioned among the Funds based upon relative net assets or allocated among the Funds evenly. Investment income, realized and unrealized gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

March 31, 2003 (Unaudited)

F. Federal Income Taxes Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

G. Dividends and Distributions to Shareholders Each Fund pays its net investment income and realized capital gains to shareholders annually. Income and capital gains distributions, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences, which may result in reclassifications to a Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, forward foreign currency transactions, deferred losses due to wash sales, excise tax regulations, distributions from real estate investment trusts, and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Distributions to shareholders are recorded on the ex-dividend date.

2. Portfolio Security Transactions The cost of purchases and proceeds from sales and maturities of securities other than short-term investments for each Fund for the six months ended March 31, 2003 were as follows:

Loomis Sayles Funds                         Purchases                  Sales
-------------------                        ------------         ------------
Aggressive Growth Fund                     $ 49,283,519         $ 52,289,223
Growth Fund                                  25,911,597           23,309,614
International Equity Fund                    36,693,341           41,862,038
Research Fund                                12,832,170           11,617,266
Small Cap Growth Fund                        64,243,035           90,223,078
Small Cap Value Fund                        123,288,159          117,522,917
Value Fund                                    9,966,218           10,368,749
Worldwide Fund                                4,197,436            3,675,855

Loomis Sayles Investment Trust                Purchases                Sales
------------------------------             ------------         ------------
Mid Cap Growth Fund                        $  7,405,466         $  7,305,225
Provident Fund                               13,854,732           21,136,161
Small Company Growth Fund                    34,191,679           66,318,098

Purchases and sales of long-term U.S. Government securities occurred in the Worldwide Fund and totaled $43,141 and $59,152, respectively.

3. Management Fees and Other Transactions with Affiliates During the six months ended March 31, 2003, the Funds incurred management fees payable to Loomis Sayles. Separate management agreements for each Fund in effect during the six months ended March 31, 2003 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles has contractually agreed, until February 1, 2004, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following percentage rate of each Fund's average daily net assets:

                                                          Maximum Expense Ratios
                                       Management     ---------------------------------
                                          Fees         Institutional    Retail    Admin
Loomis Sayles Fund                                         Class         Class    Class
Aggressive Growth Fund                   0.75%             1.00%         1.25%    1.50%
Growth Fund                              0.50%             0.85%         1.10%    1.35%
International Equity Fund                0.75%             1.00%         1.25%    1.50%
Research Fund                            0.50%             0.85%         1.10%      --
Small Cap Growth Fund                    0.75%             1.00%         1.25%    1.50%
Small Cap Value Fund                     0.75%             0.90%         1.15%    1.40%
Value Fund                               0.50%             0.85%           --       --
Worldwide Fund                           0.75%             1.00%           --       --

                                       Management        Maximum
Loomis Sayles Investment Trust            Fees        Expense Ratios
                                       ----------     --------------
Mid Cap Growth Fund                      0.75%            0.90%
Provident Fund                           0.50%            0.65%
Small Company Growth Fund                0.75%            0.90%

Certain officers and employees of Loomis Sayles Funds are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations Group.

Retail and Admin Class shares are subject to distribution fees payable to Loomis Sayles Distributors, L.P. (the "Distributor"), a subsidiary of Loomis Sayles at an annual rate of 0.25% of the respective Class' average net assets, pursuant to distribution plans

NOTES

adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("Rule 12b-1"). Admin Class shares may pay a shareholder service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares. Retail and Admin Class shares have exclusive voting rights with respect to their distribution plans.

Loomis Sayles charges the Funds an administrative fee related to Loomis Sayles' performance of certain accounting and administrative services. For the six months ended March 31, 2003, the following amounts were incurred by the Funds:

Loomis Sayles Funds                                 Amount
-------------------                                -------
Aggressive Growth Fund                             $ 7,194
Growth Fund                                          4,050
International Equity Fund                            7,898
Research Fund                                        3,033
Small Cap Growth Fund                               12,501
Small Cap Value Fund                                62,558
Value Fund                                           6,093
Worldwide Fund                                       1,526

Loomis Sayles Investment Trust                      Amount
-------------------                                -------
Mid Cap Growth Fund                                $ 1,046
Provident Fund                                       2,683
Small Company Growth Fund                            5,798

On November 6, 2002, the Board of Trustees approved CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. to act as transfer and shareholder servicing agent for the Funds effective on February 3, 2003. CIS has subcontracted with National Financial Data Services ("NFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts.Institutional, Retail and Admin Classes pay service fees monthly representing the amount based on the following calculations:

Loomis Sayles Funds

Each Fund will pay the greater of: $15,000 or 0.026% of average daily net assets, subject however to the minimum aggregate fee set forth as follows: If the aggregate fees for all Loomis Sayles Funds payable do not equal or exceed $54,167 in any single month, the Loomis Sayles Funds will pay the minimum aggregate fee of $54,167 ($650,000 annually). Any such amount required to achieve the minimum aggregate fee will be allocated to all of the Loomis Sayles Funds based on the percentage of net assets each Fund represents of the total assets. CIS is also reimbursed by the Funds for out-of-pocket expenses. For the period from February 3, 2003, through March 31, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                                    Amount
                                                   -------
Aggressive Growth Fund                             $ 1,316
Growth Fund                                          1,291
International Equity Fund                            1,325
Research Fund                                        1,280
Small Cap Growth Fund                                1,394
Small Cap Value Fund                                 7,627
Value Fund                                           1,310
Worldwide Fund                                       1,266

Loomis Sayles Investment Trust

Each Fund will pay the greater of: $12,000 or 0.01% of average daily net assets, subject however to the minimum aggregate fee set forth as follows: If the aggregate fees for all Loomis Sayles Investment Trust Funds payable do not equal or exceed $8,334 in any single month, the Loomis Sayles Investment Trust will pay the minimum aggregate fee of $8,334 ($100,000 annually). Any such amount required to achieve the minimum aggregate fee will be allocated to all of the Loomis Sayles Investment Trust Funds based on the percentage of net assets each Fund represents of the total assets. CIS is also reimbursed by the Funds for out-of-pocket expenses. For the period from February 3, 2003, through March 31, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                                   Amount
                                                  -------
Mid Cap Growth Fund                               $ 1,000
Provident Fund                                      1,000
Small Company Growth Fund                           1,000

March 31, 2003 (Unaudited)

The LSIT Trust has entered into a distribution agreement with Loomis Sayles Distributors, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. serves as principal underwriter of the various funds of the LSIT Trust and receives no fee under the agreement.

A. Trustees Fees and Expenses The Trusts do not pay any compensation directly to their officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America, L.P. or their affiliates. The Trusts pay each independent Trustee a $20,000 annual retainer fee and a $5,000 fee per in person meeting. Prior to November 6, 2002, each independent trustee of the LSF Trust was compensated by the LSF Trust on behalf of each Fund at the rate of $1,250 per Fund per year and was reimbursed for travel expenses in connection with attendance at meetings. Each independent trustee of the LSIT Trust was compensated by the LSIT Trust at the rate of $10,000 per year and was reimbursed for travel expenses in connection with attendance at meetings.

At a special meeting held on May 14, 2003, the Trust's shareholders approved the nomination of the Trustees of the CDC Nvest Funds as additional Trustees of the Trust. CDC Nvest Funds is part of the CDC IXIS Asset Management North America, L.P. family of funds.

B. Shareholders At March 31, 2003, CDC IXIS Asset Management North America, L.P. owned 202,176 shares, equating to 7% and 251,066 shares, equating to 86% of shares held of the Loomis Sayles Research and Provident Funds, respectively. In addition, at March 31, 2003, Loomis, Sayles & Company, L.P. Funded Pension Plan and Trust ("Pension Plan"), the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement and Loomis Sayles Employees' Money Purchase Plan ("Defined Contribution Plans") held shares of beneficial interest in the Funds as follows:

                                                              Defined
Fund                                  Pension Plan       Contribution Plans
----                                  ------------       ------------------
Aggressive Growth Fund                   187,842              424,094
Growth Fund                              452,097            2,115,796
International Equity Fund                754,876              462,852
Research Fund                          1,935,501              399,954
Small Cap Growth Fund                    234,766              474,741
Small Cap Value Fund                     507,184              715,439
Value Fund                               423,156              574,512
Worldwide Fund                           855,333              207,443

4. Line of Credit The Loomis Sayles Funds have entered into an agreement which enables each Fund to borrow up to a $25 million unsecured line of credit with State Street Bank and Trust Company. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. During the six months ended March 31, 2003, the participating Funds had no borrowings under the agreement.

5. Capital Share Transactions The tables below summarize the transactions in Fund shares for the periods indicated:

Loomis Sayles Funds
-------------------
                                                       Loomis Sayles Aggressive Growth Fund
                                       -------------------------------------------------------------------
                                       Six Months Ended March 31, 2003       Year Ended September 30, 2002
Institutional Class Shares                 Shares            Amount           Shares               Amount
Issued from the sale of shares            359,809       $  3,959,594          528,873       $  7,971,562
Issued in connection with the
  reinvestment of distributions                 0                  0                0                  0
Redeemed                                 (376,567)        (4,025,027)        (480,585)        (7,035,410)
                                         --------       ------------       ----------       ------------
Net change                                (16,758)      $    (65,433)          48,288       $    936,152
                                         ========       ============       ==========       ============
Retail Class Shares                        Shares             Amount           Shares             Amount
Issued from the sale of shares            554,354       $  5,947,975        1,502,072       $ 21,291,204
Issued in connection with the
  reinvestment of distributions                 0                  0                0                  0
Redeemed                                 (956,246)       (10,162,130)      (2,046,527)       (28,777,079)
                                         --------       ------------       ----------       ------------
Net change                               (401,892)      $ (4,214,155)        (544,455)      $ (7,485,875)
                                         ========       ============       ==========       ============

NOTES

                                                Loomis Sayles Aggressive Growth Fund (continued)
                                     ------------------------------------------------------------------
                                     Six Months Ended March 31, 2003      Year Ended September 30, 2002
Admin Class Shares                       Shares          Amount               Shares            Amount
Issued from the sale of shares           29,865       $ 315,553              171,038       $ 2,544,174
Issued in connection with the
  reinvestment of distributions               0               0                    0                 0
Redeemed                                (51,254)       (538,395)            (106,982)       (1,532,841)
                                        -------       ---------             --------       -----------
Net change                              (21,389)      $(222,842)              64,056       $ 1,011,333
                                        =======       =========             ========       ===========

                                                          Loomis Sayles Growth Fund
                                      -----------------------------------------------------------------
                                      Six Months Ended March 31, 2003     Year Ended September 30, 2002
Institutional Class Shares                Shares            Amount           Shares              Amount
Issued from the sale of shares         1,526,829       $ 6,042,748        1,092,062       $ 4,833,822
Issued in connection with the
  reinvestment of distributions                0                 0                0                 0
Redeemed                                (884,255)       (3,448,690)        (979,446)       (4,445,364)
                                      ----------       -----------       ----------       -----------
Net change                               642,574       $ 2,594,058          112,616       $   388,458
                                      ==========       ===========       ==========       ===========
Retail Class Shares                       Shares            Amount           Shares            Amount
Issued from the sale of shares            26,762       $   105,482           16,803       $    78,394
Issued in connection with the
  reinvestment of distributions                0                 0                0                 0
Redeemed                                  (7,445)          (28,490)         (17,443)          (81,138)
                                      ----------       -----------       ----------       -----------
Net change                                19,317       $    76,992             (640)      $    (2,744)
                                      ==========       ===========       ==========       ===========
Admin Class Shares                        Shares            Amount           Shares            Amount
Issued from the sale of shares             1,223       $     4,644            4,658       $    21,605
Issued in connection with the
  reinvestment of distributions                0                 0                0                 0
Redeemed                                    (884)           (3,419)          (1,440)           (6,703)
                                      ----------       -----------       ----------       -----------
Net change                                   339       $     1,225            3,218       $    14,902
                                      ==========       ===========       ==========       ===========

                                                      Loomis Sayles International Equity Fund
                                     ------------------------------------------------------------------
                                     Six Months Ended March 31, 2003      Year Ended September 30, 2002
Institutional Class Shares               Shares             Amount           Shares              Amount
Issued from the sale of shares        1,641,123       $ 12,997,894        5,367,767       $ 48,858,532
Issued in connection with the
  reinvestment of distributions           8,422             68,472           16,890            166,534
Redeemed                              2,247,475)       (18,023,626)      (5,347,487)       (48,962,671)
                                     ----------       ------------       ----------       ------------
Net change                             (597,930)      $ (4,957,260)          37,170       $     62,395
                                     ==========       ============       ==========       ============
Retail Class Shares                      Shares             Amount           Shares             Amount
Issued from the sale of shares          398,307       $  2,986,657        1,172,999       $ 11,040,404
Issued in connection with the
  reinvestment of distributions               0                  0              467              4,568
Redeemed                               (397,898)        (3,083,954)      (1,293,625)       (12,252,951)
                                     ----------       ------------       ----------       ------------
Net change                                  409       $    (97,297)        (120,159)      $ (1,207,979)
                                     ==========       ============       ==========       ============
Admin Class Shares                       Shares             Amount           Shares             Amount
Issued from the sale of shares           66,246       $    490,609          135,351       $  1,315,439
Issued in connection with the
  reinvestment of distributions               0                  0                0                  0
Redeemed                                (70,973)          (547,851)        (119,643)        (1,169,201)
                                     ----------       ------------       ----------       ------------
Net change                               (4,727)      $    (57,242)          15,708       $    146,238
                                     ==========       ============       ==========       ============

March 31, 2003 (Unaudited)

                                                         Loomis Sayles Research Fund
                                      ----------------------------------------------------------------
                                      Six Months Ended March 31, 2003    Year Ended September 30, 2002
Institutional Class Shares               Shares            Amount           Shares           Amount
Issued from the sale of shares          326,228       $ 1,974,141        2,556,524       $ 18,596,223
Issued in connection with the
  reinvestment of distributions          13,233            81,513            2,571             19,617
Redeemed                               (176,988)       (1,075,622)        (394,931)        (2,951,016)
                                       --------       -----------       ----------       ------------
Net change                              162,473       $   980,032        2,164,164       $ 15,664,824
                                       ========       ===========       ==========       ============
Retail Class Shares                      Shares            Amount          Shares*            Amount*
Issued from the sale of shares            2,958       $    18,168            3,021       $     20,548
Issued in connection with the
  reinvestment of distributions              11                66                0                  0
Redeemed                                      0                 0               (5)               (40)
                                       --------       -----------       ----------       ------------
Net change                                2,969       $    18,234            3,016       $     20,508
                                       ========       ===========       ==========       ============

*From November 30, 2001, commencement of class operations.

                                                     Loomis Sayles Small Cap Growth Fund
                                    -----------------------------------------------------------------
                                    Six Months Ended March 31, 2003     Year Ended September 30, 2002
Institutional Class Shares               Shares          Amount             Shares           Amount
Issued from the sale of shares        1,216,503    $  8,084,690          3,459,066    $  34,155,261
Issued in connection with the
  reinvestment of distributions               0               0                  0                0
Redeemed                             (4,302,627)    (26,880,642)       (10,873,243)    (101,206,294)
                                     ----------    ------------        -----------    -------------
Net change                           (3,086,124)   $(18,795,952)        (7,414,177)   $ (67,051,033)
                                     ==========    ============        ===========    =============
Retail Class Shares                      Shares          Amount             Shares           Amount
Issued from the sale of shares        1,756,929    $ 11,371,330          3,922,968    $  34,209,113
Issued in connection with the
  reinvestment of distributions               0               0                  0                0
Redeemed                             (2,839,729)    (18,182,850)        (4,543,620)     (38,680,650)
                                     ----------    ------------        -----------    -------------
Net change                           (1,082,800)   $ (6,811,520)          (620,652)   $  (4,471,537)
                                     ==========    ============        ===========    =============
Admin Class Shares                       Shares          Amount             Shares           Amount
Issued from the sale of shares           46,488    $    301,255            210,388    $   1,951,920
Issued in connection with the
  reinvestment of distributions               0               0                  0                0
Redeemed                                (75,930)       (480,477)          (182,328)      (1,694,919)
                                     ----------    ------------        -----------    -------------
Net change                              (29,442)   $   (179,222)            28,060    $     257,001
                                     ==========    ============        ===========    =============

                                                          Loomis Sayles Small Cap Value Fund
                                      ------------------------------------------------------------------
                                      Six Months Ended March 31, 2003      Year Ended September 30, 2002
Institutional Class Shares                  Shares          Amount             Shares           Amount
Issued from the sale of shares           1,018,921    $ 18,083,740          3,116,097     $ 64,829,647
Issued from subscriptions-in-kind*               0               0          1,255,230       27,702,947
Issued in connection with the
  reinvestment of distributions                  0               0          1,260,305       24,587,467
Redeemed                                (1,208,504)    (21,084,042)        (2,902,055)     (59,739,299)
                                        ----------    ------------         ----------     ------------
Net change                                (189,583)   $ (3,000,302)         2,729,577     $ 57,380,762
                                        ==========    ============         ==========     ============
Retail Class Shares                         Shares          Amount             Shares           Amount
Issued from the sale of shares           1,911,096    $ 33,510,722          3,822,059     $ 78,710,499
Issued in connection with the
  reinvestment of distributions                  0               0            573,075       11,150,920
Redeemed                                (1,136,894)    (19,948,927)        (4,274,877)     (82,423,287)
                                        ----------    ------------         ----------     ------------
Net change                                 774,202    $ 13,561,795            120,257     $  7,438,132
                                        ==========    ============         ==========     ============

NOTES

                                             Loomis Sayles Small Cap Value Fund (continued)
                                    ------------------------------------------------------------------
                                    Six Months Ended March 31, 2003      Year Ended September 30, 2002
Admin Class Shares                     Shares             Amount           Shares             Amount
Issued from the sale of shares        677,175       $ 11,867,581          874,273       $ 17,948,150
Issued in connection with the
  reinvestment of distributions             0                  0           66,334          1,285,090
Redeemed                             (626,635)       (11,184,626)        (338,592)        (6,891,447)
                                     --------       ------------         --------       ------------
Net change                             50,540       $    682,955          602,015       $ 12,341,793
                                     ========       ============         ========       ============

*Issued in exchange for portfolio securities distributed in-kind by the Loomis Sayles Small Company Value Fund to shareholders thereof and contributed to the Fund in-kind by such shareholders on April 11, 2002.

                                                         Loomis Sayles Value Fund
                                     ------------------------------------------------------------------
                                     Six Months Ended March 31, 2003      Year Ended September 30, 2002
Institutional Class Shares               Shares            Amount           Shares            Amount
Issued from the sale of shares          194,482       $ 2,350,725          424,683       $ 5,897,759
Issued in connection with the
  reinvestment of distributions          18,887           230,605           82,149         1,189,751
Redeemed                               (243,699)       (2,888,454)        (395,578)       (5,534,564)
                                       ========       ===========         ========       ===========
Net change                              (30,330)      $  (307,124)         111,254       $ 1,552,946
                                       ========       ===========         ========       ===========

                                                       Loomis Sayles Worldwide Fund
                                     ------------------------------------------------------------------
                                     Six Months Ended March 31, 2003      Year Ended September 30, 2002
Institutional Class Shares               Shares            Amount            Shares            Amount
Issued from the sale of shares          359,979       $ 2,852,908           330,144       $ 2,533,173
Issued in connection with the
  reinvestment of distributions          36,904           284,900            92,976           747,527
Redeemed                               (374,692)       (2,952,660)         (320,936)       (2,471,803)
                                       ========       ===========          ========       ===========
Net change                               22,191       $   185,148           102,184       $   808,897
                                       ========       ===========          ========       ===========

Loomis Sayles Investment Trust
------------------------------

                                                    Loomis Sayles Mid Cap Growth Fund
                                     ------------------------------------------------------------------
                                     Six Months Ended March 31, 2003      Year Ended September 30, 2002
                                         Shares  Amount                        Shares   Amount
Issued from the sale of shares                0      $0                            23    $150
Issued in connection with the
  reinvestment of distributions               0       0                             0       0
Redeemed                                      0       0                             0       0
                                              -      --                            --    ----
Net change                                    0      $0                            23    $150
                                              =      ==                            ==    ====

                                                        Loomis Sayles Provident Fund
                                     ------------------------------------------------------------------
                                     Six Months Ended March 31, 2003      Year Ended September 30, 2002
                                         Shares             Amount           Shares            Amount
Issued from the sale of shares          253,047       $  1,718,500          145,579       $ 1,000,150
Issued in connection with the
  reinvestment of distributions          11,808             82,180           41,454           335,784
Redeemed                             (2,541,598)       (17,520,463)        (123,915)       (1,000,000)
                                     ----------       ------------         --------       -----------
Net change                           (2,276,743)      $(15,719,783)          63,118       $   335,934
                                     ==========       ============         ========       ===========

March 31, 2003 (Unaudited)

                                                    Loomis Sayles Small Company Growth Fund
                                     ------------------------------------------------------------------
                                     Six Months Ended March 31, 2003     Year Ended September 30, 2002
                                         Shares             Amount           Shares             Amount
Issued from the sale of shares          359,481       $  2,250,014        1,656,321       $ 15,505,325
Issued in connection with the
  reinvestment of distributions               0                  0                0                  0
Redeemed                             (6,021,901)       (34,670,694)      (1,969,988)       (16,432,491)
                                     ----------       ------------       ----------       ------------
Net change                           (5,662,420)      $(32,420,680)        (313,667)      $   (927,166)
                                     ==========       ============       ==========       ============

Subsequent Events On February 5, 2003, the Board of Trustees approved the closing of the Admin Class of shares of the Loomis Sayles Aggressive Growth, Growth, International Equity, and the Small Cap Growth Funds. It is expected that on or about May 21, 2003, the then outstanding Admin Class shares will be automatically converted into Retail Class Shares having the same aggregate net asset value as the shares converted.

On May 7, 2003 the Board of Trustees approved a new tax-managed approach for the Loomis Sayles Provident Fund as a principal investment strategy for the Fund effective June 1, 2003. In light of this new investment strategy the Board also voted to change the name of the Fund to the Loomis Sayles Tax-Managed Equity Fund effective June 1, 2003.

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                                       87

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

[LOGO]       LOOMIS SAYLES FUNDS
             LOOMIS SAYLES INVESTMENT TRUST
             One Financial Center
             Boston, MA 02111
             www.loomissayles.com
             tel (800) 633-3330